FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

January 15, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,113,635,129
(Approximate Mortgage Pool Balance)

$968,862,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC18
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC18

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
Cantor Commercial Real Estate Lending, L.P.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners
Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus, each anticipated to be dated January 15, 2014 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc. or Drexel Hamilton, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$56,812,000		30.000%(5)	[ ]%	(6)	2.72	02/14 – 11/18
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$116,213,000		30.000%(5)	[ ]%	(6)	4.87	11/18 – 01/19
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$216,747,000		30.000%(5)	[ ]%	(6)	9.80	10/23 – 12/23
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$301,979,000		30.000%(5)	[ ]%	(6)	9.87	12/23 – 01/24
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$87,793,000		30.000%(5)	[ ]%	(6)	7.40	01/19 – 10/23
Class X-A	Aaa(sf) / AAAsf / AAA(sf)	$847,754,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAAsf / AAA(sf)	$68,210,000	(10)	23.875%	[ ]%	(6)	9.94	01/24 – 01/24
Class B(9)	Aa3(sf) / AA-sf / AA(sf)	$76,563,000	(10)	17.000%	[ ]%	(6)	9.94	01/24 – 01/24
Class PEZ(9)	A1(sf) / A-sf / A-(sf)	$189,318,000	(10)	13.000%(11)	[ ]%	(6)	9.94	01/24 – 01/24
Class C(9)	A3(sf) / A-sf / A-(sf)	$44,545,000	(10)	13.000%(11)	[ ]%	(6)	9.94	01/24 – 01/24

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	NR / BBsf / BB+(sf)	$22,273,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-C	NR / NR / NR	$66,818,128	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$55,682,000		8.000%	[ ]%	(6)	9.94	01/24 – 01/24
Class E	NR / BBsf / BB+(sf)	$22,273,000		6.000%	[ ]%	(6)	9.94	01/24 – 01/24
Class F	NR / Bsf / B+(sf)	$12,528,000		4.875%	[ ]%	(6)	9.94	01/24 – 01/24
Class G	NR / NR / NR	$54,290,128		0.000%	[ ]%	(6)	9.94	01/24 – 01/24
Class R(12)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites.  Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.
(3)	Approximate per annum rate as of the closing date.
(4)
Assuming no prepayments prior to the maturity date for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class X-A, Class X-B and Class X-C certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-C certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class E certificates.  The notional amount of the Class X-C certificates will be equal to the aggregate certificate principal amounts of the Class F and Class G certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $68,210,000, $76,563,000 and $44,545,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $44,545,000.

(12)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,113,635,129
Number of Mortgage Loans	74
Number of Mortgaged Properties	141
Average Cut-off Date Mortgage Loan Balance	$15,049,123
Weighted Average Mortgage Interest Rate	4.9732%
Weighted Average Remaining Term to Maturity (months)	113
Weighted Average Remaining Amortization Term (months)(2)	352
Weighted Average Cut-off Date LTV Ratio(3)	67.2%
Weighted Average Maturity Date LTV Ratio(4)	57.1%
Weighted Average Underwritten Debt Service Coverage Ratio(5)	1.58x
Weighted Average Debt Yield on Underwritten NOI(6)	10.6%
% of Mortgage Loans with Additional Mezzanine Debt	9.7%
% of Mortgaged Properties with Single Tenants	3.5%

(1)
Each of the CityScape - East Office/Retail mortgage loan and the 1500 Spring Garden mortgage loan has one related pari passu companion loan, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan unless otherwise indicated. Additionally, with respect to the Blue Doors Carolinas, Blue Doors Tallahassee and Blue Doors Bentonville mortgage loans (collectively, the “Blue Doors Storage Portfolio”), which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield of those mortgage loans are presented in the aggregate unless otherwise indicated.  Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Excludes mortgage loans that are interest only for the entire term.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.

(4)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 14 mortgage loans representing approximately 25.4% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(5)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Manager:	Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,113,635,129
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Park Bridge Lender Services LLC
Pricing:	Week of January 20, 2014
Closing Date:	February 3, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in January 2014 (or, in the case of any mortgage loan that has its first due date in February 2014, the date that would have been its due date in January 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in February 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	January 2047
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG
The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,113,635,128 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 74 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,113,635,129 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $15,049,123 and are secured by 141 mortgaged properties located throughout 27 states

	—	LTV: 67.2% weighted average Cut-off Date LTV Ratio

	—	DSCR: 1.58x weighted average Underwritten Debt Service Coverage Ratio

	—	Debt Yield: 10.6% weighted average Debt Yield on Underwritten NOI

	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

	—	Amortization: 88.3% of the mortgage loans by Initial Pool Balance have scheduled amortization:

		–	44.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

		–	44.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

	—	Hard Lockboxes: 54.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  93.7% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

	—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

		–	Real Estate Taxes: 70 mortgage loans representing 80.1% of the Initial Pool Balance

		–	Insurance: 59 mortgage loans representing 54.1% of the Initial Pool Balance

		–	Replacement Reserves (Including FF&E Reserves): 71 mortgage loans representing 88.5% of Initial Pool Balance

		–	Tenant Improvements / Leasing Commissions: 37 mortgage loans representing 82.1% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

	—	Predominantly Defeasance: 79.0% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—
Retail:  40.5% of the mortgaged properties by allocated Initial Pool Balance are retail properties (18.9% are regional mall properties, 7.0% are super regional mall properties and 6.1% are anchored retail properties)

	—	Mixed Use: 16.1% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

	—	Office: 13.3% of the mortgaged properties by allocated Initial Pool Balance are office properties

	—	Multifamily: 12.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

	—	Hospitality: 8.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

	—	Self Storage: 6.0% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■
Geographic Diversity:  The 141 mortgaged properties are located throughout 27 states, with four states having greater than or equal to 10.0% of the allocated Initial Pool Balance: Pennsylvania (16.7%), Michigan (12.9%), Louisiana (11.7%) and Texas (10.0%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	27	32	$460,016,686	41.3%
Citigroup Global Markets Realty Corp.	18	70	332,283,643	29.8
Starwood Mortgage Funding I LLC	23	32	199,354,800	17.9
Cantor Commercial Real Estate Lending, L.P.	6	7	121,980,000	11.0
Total	74	141	$1,113,635,129	100.0%

Ten Largest Mortgage Loans or Crossed Group
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms	Cut-off Date Balance Per SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
The Shops at Canal Place	$111,000,000	9.97%	Retail	216,938	$512	1.23x	8.1%	65.1%
CityScape - East Office/Retail	100,000,000	9.0	Mixed Use	641,935	$288	1.34x	9.3%	67.5%
The Crossroads	99,878,765	9.0	Retail	348,810	$286	1.73x	10.8%	65.7%
1500 Spring Garden	80,000,000	7.2	Office	1,068,125	$140	2.11x	9.8%	75.8%
Wyoming Valley Mall	78,000,000	7.0	Retail	909,757	$86	1.39x	10.6%	63.9%
Blue Doors Storage Portfolio	25,790,000	2.3	Self Storage	482,071	$53	1.43x	9.5%	66.7%
Toledo Retail Portfolio	24,087,500	2.2	Retail	403,616	$60	1.47x	10.7%	72.9%
The Haier Building	23,000,000	2.1	Mixed Use	63,500	$362	2.37x	12.4%	40.4%
Crowne Plaza Anchorage	18,750,000	1.7	Hospitality	165	$113,636	1.53x	12.1%	69.7%
Bangor Parkade	18,500,000	1.7	Retail	232,381	$80	1.54x	10.5%	67.6%
Top 10 Total / Wtd. Avg.	$579,006,265	52.0%				1.56x	9.9%	66.6%
Remaining Total / Wtd. Avg.	534,628,864	48.0				1.60x	11.3%	67.9%
Total / Wtd. Avg.	$1,113,635,129	100.0%				1.58x	10.6%	67.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer
CityScape - East Office/Retail	$100,000,000	9.0%	$85,000,000	$185,000,000	GSMS 2014-GC18	Wells Fargo	LNR
1500 Spring Garden	$80,000,000	7.2%	$69,500,000	$149,500,000	GSMS 2014-GC18	Wells Fargo	LNR

Mortgage Loans with Existing Mezzanine or Other Financing
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Cut-off Date Wtd. Avg. Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan DSCR	Cut-off Date Total Debt DSCR
CityScape - East Office/Retail(1)	$100,000,000	$25,000,000	$210,000,000(2)	5.69452%(3)	67.5%	76.6%	1.34x	1.07x
Gateway Commerce Center(4)	$7,500,000	$3,605,998	$11,105,998	5.26391%(5)	72.8%	107.8%	1.66x	1.66x

(1)	The related mezzanine loan is currently held by GV CityScape Mezz Lender, LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.
(2)	Cut-off Date Total Debt Balance includes the related pari passu companion loan with a principal balance as of the Cut-off Date of $85,000,000.
(3)
The CityScape – East Office/Retail mezzanine loan has a fixed interest rate of 11.50000% from the origination date to December 31, 2018 and has a fixed interest rate of 13.50000% from January 1, 2019 to the related maturity date.

(4)	The related mezzanine loan is initially held by York Investments LP, an affiliate of the mortgage borrower, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.
(5)	The Gateway Commerce Center mezzanine loan has a fixed interest rate of 6.00000% until the related maturity date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
The Shops at Canal Place	GSMC	New Orleans	LA	Retail	$111,000,000	9.97%	JPMCC 2005-LDP2
The Haier Building	CGMRC	New York	NY	Mixed Use	$23,000,000	2.1%	MLCFC 2006-3
Bangor Parkade	CCRE	Bangor	ME	Retail	$18,500,000	1.7%	BSCMS 2006-T22
Smith Brothers Hardware Building	GSMC	Columbus	OH	Office	$16,981,416	1.5%	GMACC 2004-C1
Highland Plantation Apartments	SMF I	Baton Rouge	LA	Multifamily	$16,500,000	1.5%	BACM 2005-1
Gessner Estates Apartments	CGMRC	Houston	TX	Multifamily	$15,000,000	1.3%	CSFB 2005-C2
246 Fifth Avenue	SMF I	New York	NY	Mixed Use	$15,000,000	1.3%	WBCMT 2007-C33
Quorum II Plaza	CGMRC	Dallas	TX	Retail	$11,000,000	1.0%	GMACC 1998-C1
7500 Bellaire Boulevard	GSMC	Houston	TX	Office	$10,375,859	0.9%	DBUBS 2011-LC3
121 Hillpointe & 130 Technology(2)	GSMC	Canonsburg	PA	Office	$8,606,427	0.8%	MSC 2003-IQ6
Brittany Knoll Apartments(3)	SMF I	Stuarts Draft	VA	Multifamily	$7,706,420	0.7%	GMACC 2003-C3
Gateway Commerce Center	SMF I	Gainesville	VA	Retail	$7,500,000	0.7%	BACM 2007-4
Lovejoy Station	SMF I	Hampton	GA	Retail	$7,350,000	0.7%	WBCMT 2004-C10
Oliver Creek Shopping Center	SMF I	Montgomery	AL	Retail	$7,243,307	0.7%	WBCMT 2004-C11
Stonesthrow Apartments	GSMC	Durham	NC	Multifamily	$6,493,254	0.6%	CMAT 1999-C1
Southport Industrial Complex	GSMC	West Sacramento	CA	Industrial	$6,417,865	0.6%	BACM 2004-2
Mansfield Crossing	GSMC	Mansfield	TX	Retail	$5,786,141	0.5%	JPMCC 2004-C1
Hillcrest Medical Park	SMF I	Frisco	TX	Office	$3,995,834	0.4%	GECMC 2004-C2
5086 Tennessee Capital Boulevard(4)	SMF I	Tallahassee	FL	Self Storage	$3,240,000	0.3%	BACM 2006-6
Town Center & Druid Hills Self Storage(5)	SMF I	Various	GA	Self Storage	$3,196,703	0.3%	LBUBS 2004-C7
Blue Doors Bentonville	SMF I	Bentonville	AR	Self Storage	$2,830,000	0.3%	MLMT 2006-C2

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	A mortgage loan secured by the 121 Hillpointe Drive building was included in MSC 2003-IQ6. The 130 Technology Drive building was not included in any previous securitization.
(3)
A mortgage loan secured by the Brittany Knoll Apartments (which is part of the collateral securing the Brittany Knoll Apartments and Abbey Rose Townhomes mortgage loan) was included in GMACC 2003-C3.  The table above does not include any mortgage loans secured by the other mortgaged property that secures the Brittany Knoll Apartments and Abbey Rose Townhomes mortgage loan.

(4)
A mortgage loan secured by 5086 Tennessee Capital Boulevard (which is part of the collateral securing the Blue Doors Tallahassee mortgage loan) was included in BACM 2006-C6.  The table above does not include any mortgage loans secured by the other mortgaged property that secures the Blue Doors Tallahassee mortgage loan.

(5)	Both of the Town Center & Druid Hills Self Storage mortgaged properties secured a mortgage loan that was included in the LBUBS 2004-C7 transaction.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	71	$451,258,514	40.5%	1.49x	66.2%	10.2%
Regional Mall	2	210,878,765	18.9	1.47x	65.4%	9.4%
Super Regional Mall	1	78,000,000	7.0	1.39x	63.9%	10.6%
Anchored	8	68,125,724	6.1	1.49x	70.0%	10.6%
Shadow Anchored	10	49,751,156	4.5	1.59x	72.4%	11.3%
Unanchored	5	24,883,707	2.2	1.81x	63.7%	11.1%
Single Tenant Retail	45	19,619,162	1.8	1.45x	59.3%	12.5%
Mixed Use	8	$179,723,316	16.1%	1.50x	64.6%	9.9%
Office/Retail	7	175,230,049	15.7	1.50x	65.0%	9.9%
Multifamily/Retail	1	4,493,267	0.4	1.34x	46.6%	9.7%
Office	9	$148,192,045	13.3%	1.91x	72.0%	10.7%
CBD	2	96,981,416	8.7	2.05x	73.9%	10.3%
General Suburban	5	38,608,368	3.5	1.64x	67.8%	11.6%
Flex	1	8,606,427	0.8	1.54x	74.8%	11.1%
Medical	1	3,995,834	0.4	1.72x	60.5%	11.9%
Multifamily	16	$134,290,477	12.1%	1.48x	69.7%	10.6%
Garden	13	107,290,477	9.6	1.50x	69.1%	10.6%
Student Housing	3	27,000,000	2.4	1.40x	71.8%	10.4%
Hospitality	8	$89,718,638	8.1%	1.67x	67.7%	13.1%
Limited Service	6	60,668,638	5.4	1.77x	66.7%	13.6%
Full Service	2	29,050,000	2.6	1.48x	69.7%	12.0%
Self Storage	19	$66,697,785	6.0%	1.71x	62.5%	10.2%
Industrial	5	$36,401,347	3.3%	1.59x	70.3%	11.9%
Warehouse/Distribution	2	16,167,865	1.5	1.67x	71.7%	12.1%
Flex	2	15,444,137	1.4	1.36x	72.2%	10.7%
Warehouse/Office	1	4,789,344	0.4	2.03x	59.9%	15.2%
Manufactured Housing	5	$7,353,006	0.7%	1.75x	71.0%	13.1%
Total / Wtd. Avg.	141	$1,113,635,129	100.0%	1.58x	67.2%	10.6%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Pennsylvania	8	$185,513,274	16.7%	$357,910,000	18.9%	$26,183,142	19.7%
Michigan	10	143,839,117	12.9	217,190,000	11.5	16,123,854	12.2
Louisiana	8	130,068,245	11.7	197,320,000	10.4	10,977,705	8.3
Texas	29	111,129,150	10.0	163,320,000	8.6	13,188,126	9.9
Arizona	5	108,902,564	9.8	287,140,000	15.2	18,224,921	13.7
Ohio	16	63,048,150	5.7	90,765,000	4.8	7,196,417	5.4
New York	9	60,608,527	5.4	120,970,000	6.4	6,792,404	5.1
North Carolina	8	57,516,829	5.2	81,465,000	4.3	5,535,911	4.2
Nevada	5	25,895,935	2.3	37,970,000	2.0	3,006,687	2.3
Florida	4	25,164,918	2.3	37,580,000	2.0	2,792,690	2.1
Illinois	7	24,925,169	2.2	37,270,000	2.0	2,978,867	2.2
California	4	23,420,832	2.1	37,230,000	2.0	2,452,721	1.8
Alaska	1	18,750,000	1.7	26,900,000	1.4	2,272,976	1.7
Maine	1	18,500,000	1.7	27,350,000	1.4	1,948,954	1.5
Missouri	1	16,800,000	1.5	22,690,000	1.2	1,612,716	1.2
Minnesota	4	16,750,000	1.5	32,305,000	1.7	1,958,223	1.5
Georgia	4	16,546,703	1.5	23,820,000	1.3	1,637,326	1.2
Virginia	3	16,490,823	1.5	24,300,000	1.3	1,863,728	1.4
South Carolina	2	15,565,000	1.4	22,310,000	1.2	1,669,386	1.3
Indiana	2	7,483,066	0.7	10,800,000	0.6	889,631	0.7
Alabama	1	7,243,307	0.7	10,000,000	0.5	823,310	0.6
Oklahoma	4	6,837,004	0.6	10,050,000	0.5	786,002	0.6
New Mexico	1	5,313,002	0.5	7,600,000	0.4	769,372	0.6
North Dakota	1	3,830,000	0.3	5,350,000	0.3	554,744	0.4
Arkansas	1	2,830,000	0.3	4,500,000	0.2	333,683	0.3
West Virginia	1	465,956	0.04	700,000	0.04	57,057	0.04
Nebraska	1	197,557	0.02	250,000	0.01	26,088	0.02
Total	141	$1,113,635,129	100.0%	$1,895,055,000	100.0%	$132,656,641	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI values are calculated based on the inclusion of the pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1,297,123 - 3,000,000	4	$9,449,054	0.8%	37.1 - 50.0	3	$28,790,390	2.6%
3,000,001 - 5,000,000	13	53,690,226	4.8	50.1 - 55.0	2	27,750,000	2.5
5,000,001 - 10,000,000	29	228,959,532	20.6	55.1 - 60.0	4	47,927,929	4.3
10,000,001 - 15,000,000	11	131,629,328	11.8	60.1 - 65.0	9	144,438,012	13.0
15,000,001 - 20,000,000	10	173,940,725	15.6	65.1 - 70.0	26	516,474,235	46.4
20,000,001 - 30,000,000	2	47,087,500	4.2	70.1 - 75.8	30	348,254,562	31.3
30,000,001 - 80,000,000	2	158,000,000	14.2	Total	74	$1,113,635,129	100.0%
80,000,001 - 100,000,000	2	199,878,765	17.9	(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool
100,000,001 - 111,000,000	1	111,000,000	10.0	Characteristics” above.
Total	74	$1,113,635,129	100.0%
				Distribution of Maturity Date LTV Ratios(1)
Distribution of Underwritten DSCRs(1)							% of
			% of		Number of		Initial
	Number of		Initial	Range of Maturity	Mortgage		Pool
	Mortgage	Cut-off Date	Pool	Date LTV (%)	Loans	Cut-off Date Balance	Balance
Range of UW DSCR (x)	Loans	Balance	Balance	30.7 - 40.0	4	$27,779,699	2.5%
1.23 - 1.30	3	$129,250,000	11.6%	40.1 - 45.0	3	43,486,135	3.9
1.31 - 1.40	13	285,986,521	25.7	45.1 - 50.0	5	37,403,055	3.4
1.41 - 1.50	21	196,101,263	17.6	50.1 - 55.0	17	312,577,091	28.1
1.51 - 1.60	10	104,761,258	9.4	55.1 - 60.0	22	369,133,104	33.1
1.61 - 1.70	8	55,413,331	5.0	60.1 - 65.0	20	211,456,046	19.0
1.71 - 1.80	7	162,394,876	14.6	65.1 - 70.0	2	31,800,000	2.9
1.81 - 1.90	3	19,378,002	1.7	70.1 - 73.6	1	80,000,000	7.2
1.91 - 2.00	1	6,143,909	0.6	Total	74	$1,113,635,129	100.0%
2.01 - 2.10	2	14,258,845	1.3	(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool
2.11 - 2.20	1	80,000,000	7.2	Characteristics” above.
2.21 - 2.70	5	59,947,123	5.4
Total	74	$1,113,635,129	100.0%	Distribution of Loan Purpose
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool							% of
Characteristics” above.					Number of		Initial
					Mortgage		Pool
Distribution of Amortization Types(1)				Loan Purpose	Loans	Cut-off Date Balance	Balance
			% of	Refinance	46	$667,698,570	60.0%
	Number of		Initial	Acquisition	25	328,522,391	29.5
	Mortgage	Cut-off Date	Pool	Recapitalization	2	111,128,765	10.0
Amortization Type	Loans	Balance	Balance	Refinance/Acquisition	1	6,285,403	0.6
Interest Only, Then				Total	74	$1,113,635,129	100.0%
Amortizing(2)	20	$492,027,500	44.2%
Amortizing (30 Years)	37	395,458,409	35.5	Distribution of Mortgage Interest Rates
Amortizing (25 Years)	9	48,609,911	4.4				% of
Amortizing (20 Years)	2	26,959,308	2.4	Range of	Number of		Initial
Amortizing (27 Years)	1	16,000,000	1.4	Mortgage Interest	Mortgage		Pool
Amortizing (15 Years)	1	3,830,000	0.3	Rates (%)	Loans	Cut-off Date Balance	Balance
Interest Only	4	130,750,000	11.7	4.330 - 4.500	3	$187,304,670	16.8%
Total	74	$1,113,635,129	100.0%	4.501 - 4.750	4	51,036,141	4.6
(1) All of the mortgage loans will have balloon payments at maturity.				4.751 - 5.000	15	261,219,127	23.5
(2) Original partial interest only periods range from 12 to 60 months.				5.001 - 5.250	34	452,050,515	40.6
				5.251 - 5.500	9	78,655,045	7.1
Distribution of Lockboxes				5.501 - 5.750	8	78,056,629	7.0
			% of	5.751 - 5.845	1	5,313,002	0.5
			Initial	Total	74	$1,113,635,129	100.0%
	Number of	Cut-off Date	Pool
Lockbox Type	Mortgage Loans	Balance	Balance
Hard	19	$610,901,587	54.9%
Springing	32	312,061,183	28.0
None	12	104,060,794	9.3
Soft Springing	7	51,270,743	4.6
Soft	4	35,340,823	3.2
Total	74	$1,113,635,129	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Remaining Terms to Maturity
			% of	Range of			% of
Range of	Number of		Initial	Remaining Terms	Number of		Initial
Debt Yields on	Mortgage		Pool	to Maturity	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	(months)	Loans	Cut-off Date Balance	Balance
8.1 - 9.0	2	$126,000,000	11.3%	58 - 60	4	$115,225,905	10.3%
9.1 - 10.0	20	340,687,883	30.6	61 - 120	70	998,409,223	89.7
10.1 - 11.0	15	296,107,906	26.6	Total	74	$1,113,635,129	100.0%
11.1 - 12.0	18	166,941,598	15.0
12.1 - 13.0	9	125,776,860	11.3	Distribution of Original Amortization Terms(1)
13.1 - 14.0	2	15,123,186	1.4				% of
14.1 - 15.0	4	19,541,727	1.8	Range of Original	Number of		Initial
15.1 - 16.0	2	14,258,845	1.3	Amortization	Mortgage		Pool
16.1 - 20.5	2	9,197,123	0.8	Terms (months)	Loans	Cut-off Date Balance	Balance
Total	74	$1,113,635,129	100.0%	Interest Only	4	$130,750,000	11.7%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics”				180 - 300	12	79,399,220	7.1
above.				301 - 360	58	903,485,909	81.1
				Total	74	$1,113,635,129	100.0%
Distribution of Debt Yield on Underwritten NCF(1)				(1) All of the mortgage loans will have balloon payments at maturity.
			% of
Range of	Number of		Initial	Distribution of Remaining Amortization Terms(1)
Debt Yields on	Mortgage		Pool	Range of			% of
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	Remaining	Number of		Initial
8.0 - 9.0	10	$279,943,254	25.1%	Amortization	Mortgage		Pool
9.1 - 10.0	22	366,795,927	32.9	Terms (months)	Loans	Cut-off Date Balance	Balance
10.1 - 11.0	22	289,372,964	26.0	Interest Only	4	$130,750,000	11.7%
11.1 - 12.0	11	125,687,505	11.3	180 - 300	12	79,399,220	7.1
12.1 - 13.0	3	20,436,188	1.8	301 - 360	58	903,485,909	81.1
13.1 - 14.0	2	8,902,666	0.8	Total	74	$1,113,635,129	100.0%
14.1 - 15.0	2	13,299,501	1.2	(1) All of the mortgage loans will have balloon payments at maturity.
15.1 - 17.6	2	9,197,123	0.8
Total	74	$1,113,635,129	100.0%	Distribution of Prepayment Provisions
(1) See footnote (1) and (6) to the table entitled “Mortgage Pool Characteristics”							% of
above.					Number of		Initial
				Prepayment	Mortgage		Pool
Mortgage Loans with Original Partial Interest Only Periods				Provision	Loans	Cut-off Date Balance	Balance
			% of	Defeasance	61	$879,369,687	79.0%
Original Partial	Number of		Initial	Yield Maintenance	13	234,265,442	21.0
Interest Only	Mortgage		Pool	Total	74	$1,113,635,129	100.0%
Period (months)	Loans	Cut-off Date Balance	Balance
12	2	$35,337,500	3.2%	Distribution of Escrow Types
13 – 36	16	$424,890,000	38.2%		Number		% of
37 – 60	2	$31,800,000	2.9%		of		Initial
					Mortgage		Pool
Distribution of Original Terms to Maturity				Escrow Type	Loans	Cut-off Date Balance	Balance
			% of	Replacement	71	$986,006,364	88.5%
Range of Original	Number of		Initial	Reserves(1)
Term to Maturity	Mortgage		Pool	Real Estate Tax	70	$891,985,603	80.1%
(months)	Loans	Cut-off Date Balance	Balance	Insurance	59	$602,748,464	54.1%
60	4	$115,225,905	10.3%	TI/LC(2)	37	$669,557,114	82.1%
120	70	998,409,223	89.7	(1) Includes mortgage loans with FF&E reserves.
Total	74	$1,113,635,129	100.0%	(2) Percentage of total retail, mixed use, industrial and office properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.
Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B and X-C certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.
Class A-1, A-2, A-3, A-4 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.
Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.
Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.
Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

6.
Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	7.
Class D certificates: (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.
After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-AB, D, E, F and G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component) and the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) in an amount that is, with respect to each class of certificates (exclusive of the Exchangeable Certificates) or trust component, equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X-A, Class X-B, Class X-C, Class E, Class F, Class G, Class R and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge. Any yield maintenance charges collected on the mortgage loans with respect to such Distribution Date and remaining after such distributions to the applicable class of principal balance certificates or trust component will be distributed to the holders of the Class X-A certificates. If there is more than one class of certificates (exclusive of the Exchangeable Certificates) or trust component (and thus the applicable class of Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (exclusive of the Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges (continued)
The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-B, Class X-C, Class E, Class F, Class G or Class R certificates. Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-A certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

See also “Description of the Offered Certificates—Distributions—Prepayment Premiums” in the Free Writing Prospectus.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances; provided, that in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make such property protection advance, and the master servicer will be required to reimburse the special servicer for such advance (with interest on that advance) within a specified number of days as set forth in the pooling and servicing agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust component then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates). A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amounts, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-B and Class X-C certificates but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class. The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates. At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that entities managed by LNR Securities Holdings, LLC will purchase approximately 75% of the Class E, Class F and Class G certificates and, on the closing date, expected to appoint LNR Securities Holdings, LLC or an affiliate to be the initial Controlling Class Representative. Entities managed by Ellington Management Group, LLC are expected to purchase approximately 25% of the Class E, Class F and Class G certificates on the closing date.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan or whole loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan or whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the companion loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable companion loan holder(s) constituted a single lender.

If at any time that LNR Securities Holdings, LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
The CityScape – East Office/Retail mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.0% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $85,000,000.

The 1500 Spring Garden mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $80,000,000 and represents approximately 7.2% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $69,500,000.

In connection with each of these whole loans, a co-lender agreement was executed between the holder of the mortgage loan and the holder of the companion loan that governs the relative rights and obligations of such holders. Each co-lender agreement provides, among other things, that (i) the related whole loan will be serviced under the 2014-GC18 pooling and servicing agreement, (ii) the trustee as holder of the mortgage loan (acting through the Controlling Class Representative unless a Control Termination Event exists) is the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, and (iii) the holders of the related companion loans will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event). See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the whole loans.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and, in the case of a whole loan, the related companion loan holder (as a collective whole as if such certificateholders and, if applicable, such companion loan holder, constituted a single lender). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
—
for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

	—	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced by the Controlling Class Representative at any time.

With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer (continued)
At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace).

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. All excess modification fees earned by the special servicer will be required to offset future workout fees or liquidation fees payable with respect to the related mortgage loan or REO property; provided that if the mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan. Within any prior 12-month period, all excess modification fees earned by the master servicer or the special servicer (after taking into account any offset described above applied during such 12-month period) with respect to any mortgage loan will be subject to a cap of 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction, subject to a minimum fee of $25,000.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 1.0% for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000. For any corrected mortgage loan, workout fees will be calculated at 1.0% for all mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights. After the occurrence of and during the continuation of a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring and reporting responsibilities with respect to certain actions of the special servicer.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a companion loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, companion loan holder(s) constituted a single lender.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
	—	all special notices delivered
	—	summaries of final asset status reports
	—	all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
	—	an “Investor Q&A Forum” and
	—	a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.
■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 7 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to The Shops at Canal Place mortgage loan, the loan documents require the borrower to direct the tenants (other than certain tenants that are shared with an adjoining retail space owned by a borrower affiliate (the “Crossover Tenants”)), to pay their rents directly to a lender-controlled lockbox account and any revenues or other funds received by the borrower or property manager relating to The Shops at Canal Place Property (other than payments from Crossover Tenants) are required to be deposited into the lockbox account or a lender-controlled cash management account within one business day after receipt. However, the property manager of the parking garage is permitted to deposit cash revenues from parking operations at the parking garage into an account controlled by such property manager and the portion of such cash revenues payable to borrower is required to be remitted to the lockbox account on a weekly basis. In addition, as it pertains to the Crossover Tenants, the applicable revenues are first deposited in a separate lockbox account created pursuant to an arrangement with the owner of Phase I at The Shops at Canal Place Property, and any such amounts to which the borrower is entitled are required to be subsequently transferred directly to the lockbox account.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.
■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.
■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, Fitch and KBRA that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates and with respect to a matter regarding a whole loan, any companion loan securities. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.
■	“SF”: Square feet.
■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.
■	“TTM”: Means trailing twelve months.
■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 14 months (or, in the case of certain of thea mortgage properties in the Dollar General Portfolio mortgage loan, up to 43 months) past the Cut-off Date in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12- month periods or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THE SHOPS AT CANAL PLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

TREME' LAFITTE
FAUBOURG TREMÉ
IBERVILLE
Louisiana State University School of Medicine
Mercedes Benz Superdome
New Orleans Arena
Tulane University School of Medicine
Mahalia Jackson Theatre
Municipal Auditorium
Louis Armstrong Park
New Orleans City Hall
New Orleans Public Library
STORYVILLE
Champions Square
New Orleans Civil District Court
Hyatt Regency New Orleans
Main Post Office
NEW ORLEANS UNION PASSENGER TERMINAL
Energy Centre
New Orleans
Ritz-Carlton Hotel
VIEUX CARRE
FRENCH QUARTER
Le Pavillon Hotel
CENTRAL BUSINESS DISTRICT
JW Marriott Hotel
Wyndham Hotel
Hotel Monteleone
Louisiana State Supreme Court
St Louis Cathedral
FRENCH MARKET
Jackson Square
W Hotel
House of Blues
Jean Lafitte National Historical Park and Preserve
NORTA STREETCAR
Lafayette Square
U.S. Court of Appeals for the Fifth Circuit
Omni Royal Crescent Hotel
Hale Boggs Federal Building and Courthouse
The Pelham Hotel
Steamboat Natchez
The Shops at Canal Place
301-333 Canal Street
New Orleans, LA 70130
Lee Circle
Windsor Court Hotel
Harrah's Casino
Aquarium of the Americas
Woldenberg Park
Contemporary Arts Center
National World War II Museum
WAREHOUSE/ ARTS DISTRICT
Hilton New Orleans Riverside
Riverwalk Marketplace
MISSISSIPPI RIVER
Mississippi River Heritage Park
Ernest N. Morial Convention Center
Gretna Ferry
CRESCENT CITY CONNECTION
MCDONOGH
PONTCHARTRAIN EXPY
MISSISSIPPI
LOUISIANA
Hattiesburg
McComb
Jackson
Franklinton
Poplarville
Hammond
Baton Rouge
Lacombe
Slidell
Gulfport
Lake Pontchartrain
Donaldsonville
Laplace
Kenner
Pierre Part
Thibodaux
New Orleans
Morgan City
Raceland
Houma
Chandeleur Sound
Gulf of Mexico
0 0.125 0.25
MILES
MAP © 2014 CARTIFACT, INC · DATA © BROADMAP

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New Orleans, Louisiana	Cut-off Date Principal Balance		$111,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$511.67
Size (SF)	216,938	Percentage of Initial Pool Balance		9.97%
Total Occupancy as of 12/31/2013(1)	98.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2013(1)	97.8%	Type of Security(2)		Fee Simple
Year Built / Latest Renovation	1982 / 2006	Mortgage Rate		5.03000%
Appraised Value	$170,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$13,542,506
Underwritten Expenses	$4,511,227	Escrows
Underwritten Net Operating Income (NOI)	$9,031,279		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,857,654	Taxes	$46,140	$46,140
Cut-off Date LTV Ratio	65.1%	Insurance	$0	$0
Maturity Date LTV Ratio	57.7%	Replacement Reserves	$0	$3,250
DSCR Based on Underwritten NOI / NCF(1)	1.26x / 1.23x	TI/LC	$0	$14,500
Debt Yield Based on Underwritten NOI / NCF(1)	8.1% / 8.0%	Other(3)	$1,003,086	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$111,000,000	100.0%	Loan Payoff	$90,000,000	81.1%
			Principal Equity Distribution	11,063,973	10.0
			Defeasance	6,990,750	6.3
			Closing Costs	1,896,051	1.7
			Reserves	1,049,226	0.9
Total Sources	$111,000,000	100.0%	Total Uses	$111,000,000	100.0%

(1)
Coach (2,290 SF, $55.00 base rent per SF) provided notice they will vacate their space on their lease expiration date of 1/31/2014. The Total Occupancy and Owned Occupancy without Coach are 97.4% and 96.7%, respectively. Additionally, without Coach, the DSCR Based on Underwritten NOI / NCF are 1.24x and 1.22x, respectively, and the Debt Yield Based on Underwritten NOI / NCF are 8.0% and 7.9%, respectively. We cannot assure you the space will be re-let in a timely manner or at all.

(2)	The Shops at Canal Place Property is subject to a condominium regime.
(3)	Other reserve represents an unfunded obligations reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (“The Shops at Canal Place Loan”) is evidenced by a note in the original principal amount of $111,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a portion of a regional mall and a parking garage located in New Orleans, Louisiana (collectively, “The Shops at Canal Place Property”).  The Shops at Canal Place Loan was originated by Goldman Sachs Mortgage Company on December 19, 2013 and represents approximately 9.97% of the Initial Pool Balance.  The note evidencing The Shops at Canal Place Loan has an outstanding principal balance as of the Cut-off Date of $111,000,000 and has an interest rate of 5.03000% per annum.  The borrower utilized the proceeds of The Shops at Canal Place Loan to refinance the existing debt on The Shops at Canal Place Property and to provide equity to the borrower sponsor.

The Shops at Canal Place Loan had an initial term of 120 months and has a remaining term of 120 months.  The Shops at Canal Place Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2024.  Voluntary prepayment of The Shops at Canal Place Loan is prohibited prior to September 6, 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Shops at Canal Place Loan is secured by a fee interest in 216,938 SF of The Shops at Canal Place Property (inclusive of Saks Fifth Avenue) and a fee interest in a 7-story, 1,606 stall parking garage constructed in 1982 and renovated in 2006. The Shops at Canal Place Property is located in the New Orleans / Metairie / Kenner Metropolitan Statistical Area in the New Orleans Central Business District (“CBD”) along Canal Street. The site is located on a city block bound by Canal Street, North Peters Street and Iberville Street in the New Orleans CBD between the riverfront and the French Quarter. The Shops at Canal Place Property is adjacent to the French Quarter, Harrah’s Casino and the Aquarium of the Americas. The Shops at Canal Place Property’s space totals approximately 216,938 SF and includes tenants such as Saks Fifth Avenue, Tiffany & Co., Brooks Brothers, Anthropologie and The Theaters at Canal Place.  The remainder of the property is

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

predominantly occupied by other in-line tenant retailers including J. Crew, Lululemon USA, Inc., Michael Kors and Armani Collezioni (Armani Collezioni has an executed lease, is currently in build out and is expected to take occupancy and begin paying rent in April 2014).  In the period from 2005 to 2009, occupancy remained above 95%.  As of December 31, 2013, the Total Occupancy was 98.2% and Owned Occupancy was 97.8%.

The Shops at Canal Place Property is part of an approximately 2.15 million SF mixed-use development called Canal Place. Canal Place was developed in two phases. The first phase (“Phase I”) consists of a 32-story 641,415 SF office building (not part of the collateral) and 54,377 SF of retail space that is a part of the overall retail mall (not part of the collateral). The second phase (“Phase II”) consists of 216,938 SF of retail space (part of the collateral), a 1,606 stall parking garage (part of the collateral) and a 438-key full-service Westin Hotel (not part of the collateral).  Additionally, included in the collateral are 11 tenants (the “Crossover Tenants”) that are shared on a pro-rata basis between the owner of Phase I and the owner of the Phase II retail portion and whose premises are partially located in Phase I and partially in Phase II (the property line between Phase I and Phase II runs through the premises of these Crossover Tenants). The Shops at Canal Place Property in Phase II and the office building in Phase I share the Crossover Tenants and therefore the base rent, reimbursement income and percentage rent payable by the Crossover Tenants are split on a pro-rata basis. The pro-rata share is calculated based on the proportion of Crossover Tenant SF under each building’s footprint between the Phase I office and the Phase II retail components of the building.

Phase II is comprised of a 3-unit condominium regime.  The parking garage and the retail space that comprise The Shops at Canal Place Property are 2 units of the condominium, and the third unit is the Westin Hotel.  As owner of The Shops at Canal Place Property, the borrower has a 30% share of the common elements of the condominium.  The condominium board consists of 3 members, 2 of which may be elected by the borrower as owner of 2 of the condominium units. Votes by the condominium board require unanimous approval.  A joint use agreement governs the relationship between the Phase I owners and the Phase II owners, and provides that each owner pay its share of Canal Place common area expenses and the costs of Canal Place common area capital improvements.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at The Shops at Canal Place Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Owned Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occ. Cost	Renewal / Extension Options
Anchors
Saks Fifth Avenue	NR / NR / NR	106,682	39.3%	Yes	$1,760,218	$16.50	1/31/2019	$651	2.5%	4, 10-year options
Total Anchors		106,682	39.3%

Jr. Anchors
The Theaters at Canal Place	NR / NR / NR	21,734	8.0%	Yes	$1,132,331	$52.10	5/26/2030	$674,783	18.6%	1, 10-year option
Anthropologie	NR / NR / NR	13,653	5.0	Yes	$525,805	$38.51	1/31/2021	$364	10.6%	1, 5-year option
Total Jr. Anchors		35,387	13.0%

Occupied In-line(3)(4)		67,226	24.8%		$3,175,888	$47.24
Occupied Outparcel/Other(5)		2,780	1.0%		$234,829	$84.47
Vacant Spaces		4,863	1.8%		$0	$0.00
Total Owned SF		216,938	80.0%
Total SF		271,315	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 11/30/2013.
(3)	Phase I occupied in-line Crossover Tenants SF is not included in the collateral.
(4)
Coach (2,290 SF, $55.00 base rent per SF) provided notice they will vacate their space on their lease expiration date of 1/31/2014. The Total Occupancy and Owned Occupancy without Coach are 97.4% and 96.7%, respectively. We cannot assure you the space will be re-let in a timely manner or at all.

(5)	Includes the 120 SF temporary tenant Blue Frog Chocolates which has a lease expiration of 1/31/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Shops at Canal Place Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)(4)	Occupancy Cost	Renewal / Extension Options
Saks Fifth Avenue	NR / NR / NR	106,682	49.2%	$1,066,904	24.1%	$10.00	1/31/2019	$651	2.5%	4, 10-year options
The Theaters at Canal Place	NR / NR / NR	21,734	10.0	606,026	13.7	27.88	5/26/2030	$674,783	18.6%	1, 10-year option
Anthropologie	NR / NR / NR	13,653	6.3	477,855	10.8	35.00	1/31/2021	$364	10.6%	1, 5-year option
Banana Republic	BBB- /Baa3 / BBB-	8,808	4.1	248,121	5.6	28.17	10/31/2021	$480	10.2%	NA
Ann Taylor	NR / NR / NR	5,700	2.6	245,100	5.5	43.00	1/31/2016	$250	25.0%	NA
Armani Collezioni(5)	NR / NR / NR	4,088	1.9	230,000	5.2	56.26	3/31/2024	NA	NA	NA
BCBG / Max Azria	NR / NR / NR	4,015	1.9	208,780	4.7	52.00	10/31/2018	$552	13.3%	NA
J. Crew	NR / B3 / B	5,784	2.7	185,088	4.2	32.00	1/31/2023	$602	8.9%	NA
Michael Kors	NR / NR / NR	2,448	1.1	173,881	3.9	71.03	1/31/2022	$1,105	8.4%	NA
Lululemon USA, Inc.	NR / NR / NR	3,215	1.5	160,750	3.6	50.00	1/31/2018	$1,305	5.8%	2, 5-year options
Ten Largest Owned Tenants		176,127	81.2%	$3,602,505	81.2%	$20.45
Remaining Owned Tenants(6)(7)		35,948	16.6	831,999	18.8	23.14
Vacant Spaces (Owned Space)		4,863	2.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		216,938	100.0%	$4,434,504	100.0%	$20.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Phase I Crossover Tenants SF is not included in the collateral.
(3)	The Theaters at Canal Place Tenant Sales $ per Screen is calculated using nine screens.
(4)	Tenant Sales are as of 11/30/2013.
(5)
Armani Collezioni has an executed lease, is currently in build out and is expected to take occupancy and begin paying rent in April 2014. We cannot assure you that Armani Collezioni will take occupancy or begin paying rent as expected or at all.

(6)	Includes the 120 SF temporary tenant Blue Frog Chocolates which has a lease expiration of 1/31/2014.
(7)
Coach (2,290 SF, $55.00 base rent per SF) provided notice they will vacate their space on their lease expiration date of 1/31/2014. The Total Occupancy and Owned Occupancy without Coach are 97.4% and 96.7%, respectively. We cannot assure you the space will be re-let in a timely manner or at all.

The following table presents certain information relating to the lease rollover schedule at The Shops at Canal Place Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	6,624	3.1%	3.1%	$168,897	3.8%	$25.50	4
2014	3,255	1.5	4.6%	206,414	4.7	63.41	4
2015	264	0.1	4.7%	8,881	0.2	33.64	1
2016	7,195	3.3	8.0%	323,100	7.3	44.91	2
2017	573	0.3	8.3%	68,718	1.6	119.93	3
2018	9,549	4.4	12.7%	441,419	10.0	46.23	3
2019	107,788	49.7	62.4%	1,122,785	25.4	10.42	5
2020	200	0.1	62.5%	15,450	0.4	77.25	1
2021	22,810	10.5	73.0%	743,426	16.8	32.59	3
2022	2,788	1.3	74.3%	198,942	4.5	71.36	2
2023	6,988	3.2	77.5%	245,581	5.6	35.14	3
2024	4,609	2.1	79.6%	263,865	6.0	57.25	2
2025 & Thereafter	39,312	18.1	97.8%	606,026	13.7	15.42	2
Vacant	4,863	2.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	216,818	100.0%		$4,413,504	100.0%	$20.82	35

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Does not include the 120 SF temporary tenant Blue Frog Chocolates which expires 1/31/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

The following table presents certain information relating to historical leasing at The Shops at Canal Place Property:

Historical Leased %(1)(2)
	2010	2011	2012	As of 12/31/2013
Owned Space	94.8%	93.0%	97.3%	97.8%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.
(2)	In the period from 2005 to 2009, occupancy remained above 95%.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Shops at Canal Place Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 10/31/2013	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$2,945,206	$3,144,923	$3,548,718	$3,884,702	$4,434,504	$20.44
Overage Rent	354,377	459,564	422,129	464,080	427,745	1.97
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	346,786	1.60
Total Rent	$3,299,583	$3,604,486	$3,970,847	$4,348,782	$5,209,035	$24.01
Total Reimbursables	1,453,293	1,460,020	1,621,495	1,816,859	1,966,821	9.07
Parking Revenue	5,171,343	5,578,770	5,950,741	6,187,567	6,627,444	30.55
Other Income	196,136	91,759	98,451	99,156	103,156	0.48
Vacancy & Credit Loss	0	0	0	0	(363,951)	(1.68)
Effective Gross Income	$10,120,355	$10,735,035	$11,641,534	$12,452,364	$13,542,506	$62.43

Total Retail Operating Expenses	$3,281,812	$3,236,518	$3,309,098	$3,381,512	$3,583,384	$16.52
Total Parking Operating Expenses	918,807	958,344	956,805	972,665	927,842	4.28
Total Operating Expenses	$4,200,619	$4,194,862	$4,265,903	$4,354,177	$4,511,227	$20.80

Net Operating Income	$5,919,736	$6,540,173	$7,375,631	$8,098,187	$9,031,279	$41.63
TI/LC	0	0	0	0	134,576	0.62
Capital Expenditures	0	0	0	0	39,049	0.18
Net Cash Flow	$5,919,736	$6,540,173	$7,375,631	$8,098,187	$8,857,654	$40.83

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Armani Collezioni has an executed lease, is currently in build out and is expected to take occupancy and begin paying rent in April 2014. We cannot assure you that Armani Collezioni will take occupancy or begin paying rent as expected or at all.  Underwritten cash flows include rent associated with Armani Collezioni ($230,000) which is not currently open or paying rent.

(3)
Underwritten cash flow based on the 12/31/2013 rent roll with rent steps through 2/28/2015. Coach (2,290 SF, $55.00 base rent per SF) provided notice they will vacate their space on their lease expiration date of 1/31/2014. Without Coach, the DSCR Based on Underwritten NOI / NCF are 1.24x and 1.22x, respectively and the Debt Yield Based on Underwritten NOI / NCF are 8.0% and 7.9%, respectively. We cannot assure you the space will be re-let in a timely manner or at all.

■	Appraisal. According to the appraisal, The Shops at Canal Place Property had an “as-is” appraised value of $170,400,000 as of an effective date of November 25, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated November 19, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation that all suspect asbestos-containing materials be bulk sampled by an inspector prior to any renovation or demolition activities.

■
Market Overview and Competition.  The Shops at Canal Place Property is a regional mall located in New Orleans, Louisiana.  The Shops at Canal Place Property is located in the New Orleans / Metairie / Kenner Metropolitan Statistical Area in the New Orleans CBD along Canal Street.  As of 2013, the population within a forty-five mile radius of The Shops at Canal Place Property was 1,376,204 with an average household income of $64,919. The Shops at Canal Place Property is adjacent to the French Quarter, Harrah’s Casino and the Aquarium of the Americas.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

The following table presents certain information relating to the primary competition for The Shops at Canal Place Property:

Competitive Set(1)
	The Shops at Canal Place	Oakwood Center	Lakeside Shopping Center	Clearview Mall	The Esplanade	North Shore Square
Distance from Subject	-	2.3 miles	6.7 miles	7.8 miles	11.9 miles	27.7 miles
Property Type	Super Regional Center/Mall	Super Regional Center/Mall	Super Regional Center/Mall	Super Regional Center/Mall	Super Regional Center/Mall	Super Regional Center/Mall
Year Built	1982	1966	1960	1968	1984	1985
Total GLA	271,315	900,961	1,154,000	671,226	965,058	621,178
Total Occupancy	98%	84%	100%	95%	82%	97%
Anchors	Saks Fifth Avenue, Tiffany & Co., The Theaters at Canal Place	Dillard’s, JC Penney, Dick’s Sporting Goods	Dillard’s, Macy’s, Dick’s Sporting Goods	Target, Sears, AMC Palace Theatres 12	Dillard’s, Macy’s, Target	Dillard’s, Dillard’s Men, JC Penney

(1)	Source: Appraisal.

■
The Borrower.  The borrower is The Shops and Garage at Canal Place, L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Shops at Canal Place Loan. Darryl D. Berger and Roger H. Ogden are the non-recourse carveout guarantors under The Shops at Canal Place Loan.

■
Escrows. At origination, the borrower funded (i) an escrow reserve in the amount of $46,140 in respect of taxes and (ii) an unfunded obligations reserve in the amount of $1,003,086 for outstanding tenant improvement, leasing commission obligations and free rent associated with certain tenants at The Shops at Canal Place Property and for reimbursing the owner of the hotel that is part of the Canal Place complex for installation of certain improvements. On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) in the absence of a blanket insurance policy or if there is an event of default under The Shops at Canal Place Loan, an insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a tenant improvement and leasing commission reserve in an amount equal to $14,500 and (iv) a capital expenditure reserve in an amount equal to $3,250.

■
Lockbox and Cash Management.  The Shops at Canal Place Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants (other than Crossover Tenants) to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all revenues relating to The Shops at Canal Place Property and all other money received by the borrower or any property manager with respect to The Shops at Canal Place Property (other than payments from Crossover Tenants) be deposited into the lockbox account or a lender-controlled cash management account within one business day after receipt. However, the property manager of the parking garage is permitted to deposit cash revenues from parking operations into an account controlled by the property manager for the parking garage and such cash revenues may be remitted to the lockbox account on a weekly basis.  All amounts in the lockbox account will be swept on a daily basis to the cash management account.

With respect to the Crossover Tenants, a lockbox account has been established in the name of the borrower and the owner of the portion of the mall that is not part of The Shops at Canal Place Property (such portion, “The Shops at Canal Place Non-Collateral”), for the benefit of the lender under The Shops at Canal Place Loan and the lender under the loan relating to The Shops at Canal Place Non-Collateral.  The Crossover Tenants are directed to pay their rents to this separate lockbox account and all amounts in such lockbox account that are allocable to the borrower will be swept to the lender-controlled lockbox account no more than once a week in accordance with the terms of a separate cash management agreement between the borrower, the lender, the property manager of the mall, the owner of The Shops at Canal Place Non-Collateral and its lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

On each business day, other than during a Shops at Canal Place Trigger Period or an event of default under The Shops at Canal Place Loan, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account.  On each due date during a Shops at Canal Place Trigger Period or, at the lender’s discretion, during an event of default under The Shops at Canal Place Loan, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and (other than during an event of default) operating expenses, and all remaining amounts will be reserved in an excess cash flow reserve account.  On each due date during which no Shops at Canal Place Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into a borrower-controlled operating account.  During the continuance of an event of default under The Shops at Canal Place Loan, the lender may apply all funds on deposit in any of the accounts consisting collateral for The Shops at Canal Place Loan to amounts payable under The Shops at Canal Place Loan and/or toward the payment of expenses of The Shops at Canal Place Property, in such order of priority as the lender may determine.

A “Shops at Canal Place Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.10x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period is greater than 1.15x; or (ii) commencing upon the borrower’s failure to deliver certain financial reports and ending when such financial reports are delivered.

■
Property Management.  The Shops at Canal Place Property is managed by DBIC Property Management Corporation (with respect to the retail portion) and Premium Parking Service, L.L.C. (with respect to the parking garage), each pursuant to a management agreement.  Under the loan documents, The Shops at Canal Place Property must remain managed by (i) DBIC Property Management Corporation, (ii) Premium Parking Service, L.L.C. (but only with respect to the parking garage), (iii) any affiliate controlled by, or under common control with, Kenneth Barnes, Roger Ogden, Darryl D. Berger, Sr., Darryl D. Berger, Sr.’s spouse, the descendants of Roger Ogden or Darryl D. Berger, or the spouses of such descendants (provided such affiliate or the principal employee of such affiliate has sufficient experience and knowledge to manage The Shops at Canal Place Property), or (iv) any other management company reasonably approved by the lender and with respect to which the lender has received Rating Agency Confirmation.  During the continuance of an event of default under The Shops at Canal Place Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace such property manager with a property manager selected by the borrower and consented to by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE SHOPS AT CANAL PLACE

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of The Shops at Canal Place Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of The Shops at Canal Place Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and windstorm components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for The Shops at Canal Place Property are separately allocated to The Shops at Canal Place Property and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

Phoenix
CityScape - East Office/Retail
1 East Washington Street
Phoenix, AZ 85004
Westward Ho Senior Housing
Circle K
The Met Apartments
Alta Lofts
Holiday Inn Express
W FILLMORE ST
E FILLMORE ST
ASU Student Center
Civic Space Park
Walter Cronkite School of Journalism
Taylor Place
College of Nursing
AMC Movie Theater
YMCA
The Y at ASU
University Center
Ramada Hotel
Sheraton Phoenix Downtown Hotel
Smith Group
Arizona Center
Two
One
Translational Genomics Research Institute
Health Sciences Education Building
Arizona Biomedical Collaborative
Phoenix Union High School District
Phoenix Transit Center
Valley Metro's Central Station
Freeport-McMoRan Tower
Downtown Technology Exchange
Arizona Republic
N 5TH AVE
N 4TH AVE
N 3RD AVE
N 2ND AVE
N 1ST AVE
N CENTRAL AVE
N 1ST ST
N 2ND ST
N 3RD ST
N 5TH ST
N 7TH ST
W VAN BUREN ST
E VAN BUREN ST
First Presbyterian Church
Federal Building
Security Building
44 Monroe
Hotel San Carlos
Chase Center
Chase Parking Garage
Herbergen Theater
Saint Mary's Basilica
Roman Catholic Diocese of Phoenix
Arizona State University Downtown Campus
W MONROE ST
E MONROE ST
CenturyLink Building
AT&T Building
One 11 Plaza
Orpheum Lofts
US Bank Center
Renaissance Hotel
Hyatt Regency Phoenix
Convention Center West
Phoenix Civic Plaza
W ADAMS ST
Comerica Theater
Phoenix Municipal Court
Orpheum Theater
City Hall
Wells Fargo Bank
Rennaissance Square
One North Central
Museo Chicano
Symphony Hall
Arizona Science Center
W WASHINGTON ST
E WASHINGTON ST
S 4TH AVE
S 3RD AVE
S 1ST AVE
S CENTRAL AVE
S 1ST ST
S 2ND ST
S 3RD ST
S 5TH ST
S 7TH ST
City Hall Parking Garage
City Council
Ceasar Chavez Plaza
Old City Hall
CityScape
Hotel Palomar
Lot 23
Collier Center
Convention Center
W JEFFERSON ST
E JEFFERSON ST
Luhrs City Center
Maricopa County Administration Building
Maricopa County Government Center
W MADISON ST
U.S. Airways Center
Rock & Roll Hall of Fame
Chase Field
4th Avenue Jail
Madison Street Jail
Maricopa County South Building
W JACKSON ST
E JACKSON ST
Union Station
W LINCOLN ST
W GRANT ST
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
CARTIFACT.
Sun City West
Peoria
Glendale
Scottsdale
Fountain Hills
Paradise Valley
Phoenix
Tolleson
Tempe
Mesa
Guadalupe
Gilbert
Ahwatukee
Chandler
Sun Lakes
101
17
51
10
202
60

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

Washington St
Par Exsalonce
DESIGNER DISTRICT
URBAN OUTFITTERS
PEDESTRIAN BRIDGE
FIVE GUYS
La Crêpe Nanou
LUCKY STRIKE
CVS/pharmacy
Stand Up Live
Central Ave
1st Ave
MAIN ENTRANCE
charming CHARLIE
Alliance Bank
OFFICE TOWER
Vitamin T
PUBLIC HOUSE
CITYSCAPE
Silk Sushi
PALOMAR
ARROGANT BUTCHER
1st St
Jefferson St
+/-240-Room Boutique Hotel (Palomar) Over Retail (Not a Part)
Site Boundary

Washington St
PARKING
Chipotle
DESIGNER DISTRICT
URBAN OUTFITTERS
Central Ave
PEDESTRIAN BRIDGE
PEDESTRIAN BRIDGE
FIVE GUYS
verizonwireless
West of So-Ho
LUCKY STRIKE
CVS/pharmacy
Chloe's CORNER
Stand Up Live
copper blues
1st Ave
MAIN ENTRANCE
charming CHARLIE
Alliance Bank
Yogurt Time
OFFICE TOWER
JoS. A. BANK
CITYSCAPE
PALOMAR
PHOENIX CITYSCAPE
A KIMPTON HOTEL
LUSTRE
ARROGANT BUTCHER
1st St
Jefferson St
+/-240-Room Boutique Hotel (Palomar) Over Retail (Not a Part)
Site Boundary

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Phoenix, Arizona	Cut-off Date Principal Balance(1)		$100,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(2)		$288.19
Size (SF)	641,935	Percentage of Initial Pool Balance		9.0%
Total Occupancy as of 9/30/2013	95.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2013	95.5%	Type of Security		Leasehold
Year Built / Latest Renovation	2007-2010 / NAP	Mortgage Rate		4.91000%
Appraised Value	$274,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$23,129,972
Underwritten Expenses	$5,964,787	Escrows
Underwritten Net Operating Income (NOI)	$17,165,185		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,792,105	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	67.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	59.6%	Replacement Reserves	$0	$10,699
DSCR Based on Underwritten NOI / NCF(2)	1.46x / 1.34x	TI/LC(3)	$1,815,789	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.5%	Other(4)	$1,021,092	$240,876(5)

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$185,000,000	87.6%	Loan Payoff	$192,951,243	91.3%
Subordinate Debt	25,000,000	11.8	Principal Equity Distribution	12,495,189	5.9
Other Sources	1,225,000	0.6	Reserves	2,836,881	1.3
			Other Uses	1,841,714	0.9
			Closing Costs	1,099,974	0.5
Total Sources	$211,225,000	100.0%	Total Uses	$211,225,000	100.0%

(1)
The Cut-off Date Balance of $100,000,000 represents the note A-1 of a $185,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-2 in the principal amount of $85,000,000 as of the Cut-off Date that is held outside the Issuing Entity and is expected to be contributed to a future securitization.

(2)	Calculated based on the CityScape – East Office/Retail Whole Loan.
(3)	The TI/LC reserve is capped at $6,500,000. See “—Escrows” below for monthly deposits of TI/LC reserve commencing on the due date in February 2015.
(4)
The other upfront reserve of $1,021,092 represents an upfront ground rent reserve ($859,967), a monthly ground rent reserve ($83,876), an upfront New Market Tax Credit reserve ($157,000), a monthly New Market Tax Credit reserve ($157,000) and an upfront deferred maintenance reserve ($4,125).  The monthly ground rent reserve ($83,876) also includes a reserve for the borrower’s portion of an Enhanced Municipal Services District (EMSD) assessment. See “—Escrows” below.

(5)	The monthly New Market Tax Credit reserve ($157,000) payment will be collected from February 1, 2014 to October 1, 2016.

■
The Mortgage Loan.  The mortgage loan (the “CityScape – East Office/Retail Loan”) is part of a whole loan structure (the “CityScape – East Office/Retail Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering (i) the borrower’s leasehold interest in an office building with retail and a five-level, subterranean parking garage and (ii) the borrower’s subleasehold interest in 600 bays in an adjacent retail parking structure (collectively, the “CityScape – East Office/Retail Property”).  The CityScape – East Office/Retail Loan (evidenced by note A-1), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.0% of the Initial Pool Balance and the related companion loan (the “CityScape – East Office/Retail Companion Loan”) (evidenced by note A-2), which is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $85,000,000. The CityScape – East Office/Retail Whole Loan was originated on December 24, 2013 by Citigroup Global Markets Realty Corp.  The CityScape – East Office/Retail Whole Loan had an original principal balance of $185,000,000 and each note has an interest rate of 4.91000% per annum.  The proceeds of the CityScape – East Office/Retail Whole Loan were primarily used to refinance existing debt on the CityScape – East Office/Retail Property, set up reserves in connection with the CityScape – East Office/Retail Whole Loan, pay closing costs and return equity to the borrower sponsor. The CityScape – East Office/Retail Whole Loan will be serviced under the 2014-GC18 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the CityScape – East Office/Retail Loan and the CityScape – East Office/Retail Companion Loan.

The CityScape – East Office/Retail Loan had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires interest-only payments on each due date through and including the due date occurring in January 2017 and thereafter requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date of the CityScape – East Office/Retail Loan is January 1, 2024 (subject to a five day grace period).  At any time after the earlier of (a) the second anniversary of the closing date of the last securitization of a note comprising the CityScape – East Office/Retail Whole Loan and (b)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

December 24, 2016, the CityScape – East Office/Retail Whole Loan may be voluntarily prepaid in whole (but not in part) provided that the borrower will be required to pay a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the principal amount being prepaid, if such prepayment occurs prior to the due date occurring in October 2023.  On or after the due date occurring in October 2023, the borrower will be permitted to prepay the CityScape – East Office/Retail Loan in whole (but not in part) without incurring a prepayment premium or penalty.

■
The Mortgaged Property.  The CityScape – East Office/Retail Property is a portion of a mixed-use development campus that spans three city blocks (Blocks 22, 23 and 77) in Phoenix, Arizona.  The CityScape – East Office/Retail Property comprises a portion of Block 22 only.  Block 22 includes a 250-room Kimpton managed, Hotel Palomar, a 224-unit multifamily project and an additional 97,000 SF of retail space with parking; the additional parking is part of Block 77.  The aforementioned properties, within the mixed-use development, are not part of the collateral for the CityScape – East Office/Retail Loan, except that the CityScape – East Office/Retail borrower subleases a portion of the parking garage located on Block 77, which subleased parking spaces comprise a part of the collateral for the CityScape – East Office/Retail Loan.  The CityScape – East Office/Retail Property which serves as collateral for the CityScape – East Office/Retail Loan consists of a 641,935 SF, 28-story, Class A office building which includes 77,009 SF of retail and a five-level, subterranean parking garage located in the central business district of Phoenix, Arizona.  The CityScape – East Office/Retail Property is situated on a 2.05 acre parcel with frontage along Jefferson Street, South 1st Street, Central Avenue and Washington Street and includes a five-level, subterranean parking garage that contains, according to the appraisal for the CityScape – East Office/Retail Property, 1,236 parking spaces, of which 797 parking spaces are allocated to the CityScape – East Office/Retail Property with the remaining spaces being allocated to the Hotel Palomar and the multifamily project.

The retail portion of the CityScape – East Office/Retail Property is part of a retail destination with approximately 174,009 SF of on-site retail amenities, including a brand new, well-appointed, Gold’s Gym, The Arrogant Butcher, Tilted Kilt, a day spa and a variety of quick-serve restaurants and regional entertainment venues such as Stand Up Live comedy club and Lucky Strike Bowling and Billiards.  The CityScape – East Office/Retail Property is located in the center of the Phoenix business district. The CityScape – East Office/Retail Property is within a couple of blocks of both the US Airways Center and Chase Field, as well as within walking distance to all of downtown Phoenix’s office towers and courthouses. Washington Street provides access to the site from Interstate 10, located approximately two miles to the east, and from the Phoenix Sky Harbor Airport, located approximately five miles to the east. Access from Interstate 10 is also available via North 1st Avenue. Jefferson Street provides access from Interstate 17, located approximately two miles to the west. Parking for the CityScape – East Office/Retail Property, is available in the five-level subterranean garage which has 1,236 spaces allocated to Block 22, with 797 spaces allocated to the CityScape – East Retail/Office Property, 150 stalls allocated to the Hotel Palomar, and 289 stalls allocated to the CityScape Residences multifamily development.  In addition to the parking subleased by the borrower, there is additional parking available at the West garage (Block 77), which some of the office tenants at the CityScape – East Office/Retail Property have leased that is not part of the CityScape – East Office/Retail Property. As of September 30, 2013, the Total Occupancy was 95.5%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

The following table presents certain information relating to the tenants at the CityScape – East Office/Retail Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
United Healthcare Services(2)	A- / A3 / A	107,558	16.8%	$3,656,972	17.5%	$34.00	8/31/2018	3, 3- or 5-year options
Squire Sanders (US) LLP(3)	NR / NR / NR	73,962	11.5	2,855,496	13.7	38.61	8/31/2021	2, 5-year options
Polsinelli Shughart PC	NR / NR / NR	68,994	10.7	2,414,790	11.6	35.00	3/31/2021	2, 3-year options
Jennings Strouss & Salmon	NR / NR / NR	55,203	8.6	2,014,910	9.7	36.50	12/31/2026	2, 5-year options
Gust Rosenfeld	NR / NR / NR	42,336	6.6	1,609,615	7.7	38.02	5/31/2021	2, 5-year options
Western Alliance Bank f/k/a Alliance Bank of Arizona	NR / NR / NR	44,558	6.9	1,493,573	7.2	33.52	10/31/2020	2, 5-year options
Ballard Spahr LLP(4)	NR / NR / NR	34,447	5.4	1,222,869	5.9	35.50	12/31/2020	2, 5-year options
Regus Corporation(5)	NR / NR / NR	28,783	4.5	863,490	4.1	30.00	12/31/2017	1, 5-year option
Gold's Gym	NR / NR / NR	25,545	4.0	740,805	3.5	29.00	7/31/2020	2, 5-year options
RED Development(6)	NR / NR / NR	16,127	2.5	588,636	2.8	36.50	5/31/2015	1, 5-year option
Ten Largest Tenants		497,513	77.5%	$17,461,154	83.7%	$35.10
Remaining Tenants		115,646	18.0	3,410,916	16.3	29.49
Vacant		28,776	4.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		641,935	100.0%	$20,872,071	100.0%	$34.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Tenant may terminate any or all of the space, effective 12/31/2016, provided the surrendered space is all space occupied on any given floor, with 12-months notice and a surrender fee of approximately $3,513,310.

(3)
Tenant has the right to reduce up to 12,000 SF effective 5/14/2015 with 12-months notice and payment of any unamortized rent concessions and TI/LCs. As of 9/11/2013, 13,070 square feet of GLA leased by Squire Sanders LLP has been subleased to Western Alliance Bank.

(4)	Tenant has the right to reduce to no less than 35,000 SF effective 3/31/2016 with 12-months notice and payment of any unamortized rent concessions and TI/LCs.
(5)	Tenant or landlord has the right to terminate the conference center space with 30-days notice.
(6)
Tenant has the right to terminate its lease if the CityScape – East Office/Retail property manager or leasing manager is terminated for cause or if the managers voluntarily terminate the management agreement.  This requires 60-days notice with the termination effective in 180 days.  The tenant also has the right to terminate at any time after it exercises its renewal option.

The following table presents the lease rollover schedule at the CityScape – East Office/Retail Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	41,401	6.4	6.4%	1,140,192	5.5	27.54	4
2016	9,123	1.4	7.9%	345,989	1.7	37.92	2
2017	30,007	4.7	12.5%	901,434	4.3	30.04	2
2018	127,185	19.8	32.4%	4,203,996	20.1	33.05	3
2019	10,574	1.6	34.0%	376,010	1.8	35.56	2
2020	104,550	16.3	50.3%	3,457,246	16.6	33.07	3
2021	225,016	35.1	85.3%	8,157,865	39.1	36.25	8
2022	6,234	1.0	86.3%	121,234	0.6	19.45	2
2023	3,866	0.6	86.9%	153,195	0.7	39.63	1
2024	0	0.0	86.9%	0	0.0	0.00	0
2025 & Thereafter	55,203	8.6	95.5%	2,014,910	9.7	36.50	1
Vacant	28,776	4.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	641,935	100.0%		$20,872,071	100.0%	$34.04	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
UW Base Rent includes contractual rent steps through May 31, 2014.  UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to Squire Sanders’ and Fidelity National Title Insurance’s leases.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

The following table presents certain information relating to historical leasing at the CityScape – East Office/Retail Property:

Historical Leased %(1)
	2011	2012	As of 9/30/2013
Owned Space	88.7%	93.6%	95.5%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the CityScape – East Office/Retail Property:

Cash Flow Analysis(1)
	2011	2012	TTM 9/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$8,135,989	$13,777,903	$16,592,872	$18,546,375	$28.89
Contractual Rent Steps	0	0	0	2,325,696	3.62
Gross Up Vacancy	0	0	0	1,113,370	1.73
Total Rent	$8,135,989	$13,777,903	$16,592,872	$21,985,441	$34.25
Total Reimbursables	543,661	919,371	1,183,998	1,771,003	2.76
Parking Income(3)	(437,153)	374,375	436,754	385,036	0.60
Other Income(4)	93,096	257,711	304,375	304,375	0.47
Less Vacancy & Credit Loss	(292,729)	(48,181)	(42,180)	(1,315,882)	(2.05)
Effective Gross Income	$8,042,864	$15,281,179	$18,475,819	$23,129,972	$36.03

Total Operating Expenses	$4,177,310	$4,957,871	$4,993,396	$5,964,787	$9.29

Net Operating Income	$3,865,554	$10,323,308	$13,482,423	$17,165,185	$26.74
TI/LC	0	0	0	1,244,693	1.94
Capital Expenditures	0	0	0	128,387	0.20
Net Cash Flow	$3,865,554	$10,323,308	$13,482,423	$15,792,105	$24.60

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
UW Base Rent includes contractual rent steps through May 31, 2014.  UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to Squire Sanders’ and Fidelity National Title Insurance’s leases.

(3)	Parking income is shown net of parking expenses.
(4)	Other Income includes marketing fund contributions from the retail tenants and other miscellaneous income sources.

■	Appraisal. According to the appraisal, the CityScape – East Office/Retail Property had an “as-is” appraised value of $274,000,000 as of an effective date of October 2, 2013.

■
Environmental Matters.  Based on a Phase I environmental report dated October 9, 2013, the environmental consultant did not identify evidence of a recognized environmental condition at the CityScape – East Office/Retail Property.

■
Market Overview and Competition.  The CityScape – East Office/Retail Property is located in the downtown section of the central business district of Phoenix, Arizona with frontage along Jefferson Street, South 1st Street, Central Avenue and Washington Street.  The CityScape – East Office/Retail Property is in close proximity to various office towers, courthouses, major transportation arteries and Phoenix Sky Harbor Airport.

According to the appraisal, the CityScape – East Office/Retail Property is located within the downtown Phoenix submarket.  As of August 2013, the downtown office market consisted of 8.8 million SF comprised of 137 buildings with a total vacancy rate for office buildings of 14.6% and an average gross rental rate of $25.08 per SF.  Year-to-date positive net absorption was 35,547 SF through August 2013.  Within the downtown Phoenix office market, there is approximately 4.8 million SF of Class A office product, within 11 buildings, including the CityScape – East Office/Retail Property, which reported a direct vacancy rate of 12.8%, an average gross rental rate of $29.10 per SF and negative net absorption of 501 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

According to the appraisal, as of August 2013, the Phoenix retail market totaled 165.8 million SF with a 12.9% vacancy rate and an average net rental rate of $14.09 per SF.  Absorption has been positive since 2011, with a total of approximately 1.8 million SF of positive absorption in 2013, leading to a decline in vacancy from 14.3% in 2011 to the current rate of 12.9%.  Based on a subset of Class A retail product, five properties including the CityScape – East Office/Retail Property, totaling 1.3 million SF, had a vacancy rate of 6%.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the CityScape – East Office/Retail Property:

Office Lease Comparables(1)(2)
	CityScape – East Office/Retail	Tower at 1 N Central	Collier Center	One Renaissance Square	24th at Camelback I & II	Max at Kierland	Camelback Esplanade
Year Built	2007-2010	2001	2001	1987	2010	2008	1990
Total NRA	641,935	409,889	567,163	492,116	609,310	258,312	1,140,800
Total Occupancy	96%	96%	76%	79%	85%	98%	64%
Quoted Rent Rate per SF	$32.00-$35.00	$26.00-$28.00	$27.00-$30.00	$26.00-$31.00	$27.00-$30.00	$28.00-$32.00	$28.00-$32.00

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the CityScape – East Office/Retail Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Anthem Marketplace	Anthem	June 2013	2000	113,293	$22,700,000	$200.37	90%
Kierland Village	Scottsdale	April 2013	2001	116,809	$25,350,000	$217.02	98%
Lake Pleasant Pavilion	Peoria	May 2012	2007	179,557	$41,750,000	$232.52	86%
Scottsdale Horizon	Scottsdale	July 2012	1996	154,766	$38,000,000	$245.53	95%
Grayhawk Plaza	Scottsdale	July 2012	2001	147,084	$36,855,000	$250.57	95%
Oracle Wetmore	Tucson	November 2012	2011	80,155	$29,500,000	$368.04	90%
Lincoln Village	Scottsdale	November 2012	1979	71,142	$38,712,500	$544.16	100%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is RED CityScape Development, LLC, a single member Delaware limited liability company organized as a single-purpose, single-asset, recycled entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the CityScape – East Office/Retail Whole Loan.  Red Consolidated Holdings, LLC is the non-recourse carveout guarantor of the CityScape – East Office/Retail Whole Loan.

■
Escrows.  At origination, the borrower funded aggregate reserves of $2,836,881 with respect to the CityScape – East Office/Retail Property, comprised of: (i) $1,815,789 for certain unfunded obligations of the borrower (including, without limitation, obligations related to tenant improvements), (ii) $4,125 for deferred maintenance, (iii) $859,967 for ground rent (including payments of assessments due in connection with the CityScape – East Office/Retail Property being located within the City of Phoenix’s Enhanced Municipal Services District), and (iv) $157,000 for New Market Tax Credit reserve to be applied to the repayment of the outstanding principal amount of the NMTC C-1 Note on November 3, 2016 as described under “Existing Unsecured Debt” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

On each monthly due date, the borrower is required to fund the following reserves with respect to the CityScape – East Office/Retail Property: (i) a tax reserve in an amount equal to one-twelfth of amount that the lender estimates will be necessary to pay real estate taxes and assessments over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period (unless a blanket or umbrella insurance policy is approved by lender and lender waives such insurance reserve account); (iii) a replacement reserve in the amount of $10,699; (iv) a ground rent reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay rent owed under the ground lease over the then succeeding twelve month period (including payments of assessments due in connection with the CityScape – East Office/Retail Property being located within the City of Phoenix’s Enhanced Municipal Services District); (v) a New Market Tax Credit reserve in the amount of $157,000 to be applied to the repayment of the outstanding principal amount of the NMTC C-1 Note on November 3, 2016 as described under “Existing Unsecured Debt” below; (vi) a tenant improvement/leasing commission reserve (“TI/LC Reserve”) in the following amounts: (a) from the monthly due date of the CityScape – East Office/Retail Loan occurring in February 2014 to and including the monthly due date occurring in January 2015, an amount equal to $0; (b) on each monthly due date commencing in February 2015 to and including the monthly due date occurring in January 2019, an amount equal to $53,495; and (c) on each monthly due date commencing in February 2019 to but excluding the maturity date of the CityScape East Office/Retail Loan, an amount equal to $106,989, provided, however, that borrower is not required to make a deposit into the TI/LC Reserve on any monthly due date that the amount then on deposit in the TI/LC Reserve account equals or exceeds $6,500,000, and (vii) during a Specified Tenant Trigger Period, in order to cure such Specified Tenant Trigger Period, borrower may deposit an amount equal to $35 per square foot of such Specified Tenant’s space into a Specified Tenant reserve, which amounts are to be disbursed to the borrower to reimburse for tenant improvement and leasing commission costs incurred in connection with the releasing of the Specified Tenant’s space.

In addition, on each monthly due date during a CityScape – East Office/Retail Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for such month, and (y) into an excess cash flow account with the lender or the servicer (the “CityScape – East Office/Retail Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the CityScape – East Office/Retail Property (to be held as additional collateral for the CityScape – East Office/Retail Loan) after (i) payment of debt service due on such monthly due date, (ii) all required reserve deposits described above due on such monthly due date, (iii) the deposit to the operating expense account described above due on such monthly due date, (iv) payment of debt service due on the CityScape – East Office/Retail Mezzanine Loan as described under “Mezzanine or Subordinate Indebtedness” below, and (v) payment of any other sums due and owing under the related loan documents.

A “Specified Tenant” means each of (i) United Healthcare Services, Inc., (ii) Polsinelli Shughart PC, and (iii) Squire Sanders (US) LLP and/or any sublessee of any Specified Tenant that occupies at any time at least 5% of the premises demised to the Specified Tenant as of the date of the closing date of the CityScape – East Office/Retail Loan, as applicable, but excluding the portion of the premises demised pursuant to the Squire Sanders (US) LLP lease which are subleased to Western Alliance Bank f/k/a Alliance Bank of Arizona as of the closing date of the CityScape – East Office/Retail Loan.

“Specified Tenant Cure Conditions” means each of (i) the applicable Specified Tenant has cured all defaults under its lease and is paying full, unabated rent, (ii) the applicable Specified Tenant is in actual, physical occupancy of its space (or the applicable portion thereof) and is paying full, unabated rent, (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to its lease and has reaffirmed its lease as being in full force and effect, and is paying full, unabated rent, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew its lease in accordance with clause (v) of the definition of Specified Tenant Trigger Period, the applicable Specified Tenant has renewed or extended its lease in accordance with the terms of the loan documents for at least five years and is paying full, unabated rent, and (v) with respect to any bankruptcy or insolvency proceeding involving the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

applicable Specified Tenant, the applicable Specified Tenant is no longer insolvent or bankrupt and has affirmed its lease pursuant to an order of a court of competent jurisdiction, and is paying full, unabated rent.

A “Specified Tenant Extension Deadline” means the earlier of (i) the date occurring one year prior to the expiration of the applicable term of the applicable Specified Tenant’s lease or (ii) the last day set forth in the applicable Specified Tenant lease for the effective exercise of the option to extend or renew the term of the applicable Specified Tenant lease.

A “CityScape – East Office/Retail Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the CityScape – East Office/Retail Loan, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) with regard to any CityScape – East Office/Retail Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any CityScape – East Office/Retail Trigger Period commenced in connection with clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.25x for two consecutive calendar quarters, and (z) with regard to any CityScape – East Office/Retail Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist, in each case, so long as no other CityScape – East Office/Retail Trigger Period then exists.

Notwithstanding the foregoing, a CityScape – East Office/Retail Trigger Period will not be deemed to (i) commence at any time prior to July 1, 2014 with regard to events described in clauses (A)(ii) and (A)(iii) of the definition of CityScape – East Office/Retail Trigger Period and (ii) expire in the event that a CityScape – East Office/Retail Trigger Period then exists for any other reason.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the Specified Tenant being in default under its lease beyond applicable notice and cure periods, (ii) the Specified Tenant giving notice that it is terminating its lease for all or any portion of its space in excess of one full floor (approximately 22,988 SF of gross leasable area), (iii) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (iv) any bankruptcy or similar insolvency of the Specified Tenant and (v) the Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior the applicable Specified Tenant Extension Deadline in accordance with the applicable terms and conditions set forth in the loan documents for the applicable renewal term; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence must include, without limitation, a duly executed estoppel certificate from the Specified Tenant, in form and substance acceptable to the lender) of (1) the satisfaction of the Specified Tenant Cure Conditions or, (2) the borrower leasing all of the Specified Tenant space in accordance with the terms and conditions of the loan documents pursuant to one or more replacement leases, with the replacement tenant(s) under such replacement lease(s) paying the full amount of rent due under such replacement lease(s), or (3) when the amount on deposit in the Specified Tenant reserve equals $35 per square foot of the applicable Specified Tenant space.

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Lockbox and Cash Management.  The borrower is required to deposit all rent into a lender controlled lockbox account on each business day during the term of the CityScape – East Office/Retail Loan.  So long as a CityScape – East Office/Retail Trigger Period is not then in effect, all funds in the lockbox account will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of a CityScape – East Office/Retail Trigger Period, the lender, on the borrower’s behalf, will establish an eligible cash management account with the lender or the servicer.  If a CityScape – East Office/Retail Trigger Period has occurred and is continuing, all funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service and fund required reserves in accordance with the loan documents.  During the continuance of an event of default under the CityScape – East Office/Retail Loan, the lender may apply any funds in the cash management account to amounts payable under the CityScape – East Office/Retail Loan and/or toward the payment of expenses of the CityScape – East Office/Retail Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

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Property Management.  The CityScape – East Office/Retail Property is currently managed by RED Property Management, LLC.  RED Property Management, LLC is an affiliate of the borrower.  The management fee of up to three percent of rents from the CityScape – East Office/Retail Property payable to RED Property Management, LLC is subordinated to the CityScape – East Office/Retail Whole Loan.  Under the loan documents, the CityScape – East Office/Retail Property may be managed by a manager for which Rating Agency Confirmation has been obtained. The lender has the right to require that the borrower terminate the management agreement and replace the manager (i) during an event of default by the borrower under the CityScape – East Office/Retail Whole Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the manager, and/or (iii) if the manager is in default under the management agreement beyond any applicable notice and cure period.

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Mezzanine or Subordinate Indebtedness.  Simultaneously with the closing of the CityScape – East Office/Retail Loan, NMTC 22 CityScape, LLC (“NMTC CityScape”), the holder of 100% of the direct interests in the borrower, incurred a mezzanine loan in the original principal amount of $25,000,000 (the “CityScape – East Office/Retail Mezzanine Loan”). The lender under the CityScape – East Office/Retail Mezzanine Loan on the closing date of the CityScape – East Office/Retail Mezzanine Loan was GV Cityscape Mezz Lender, LLC, an affiliate of GEM Realty Managers V, L.P.  The CityScape – East Office/Retail Mezzanine Loan has a maturity date of January 1, 2024 and bears interest at a fixed rate of interest of 11.5% from the closing date of the CityScape – East Office/Retail Mezzanine Loan to 12/31/2018 and thereafter at a fixed rate of interest equal to 13.5% from 1/1/2019 to the maturity date of the CityScape – East Office/Retail Mezzanine Loan.  In the event that excess cash flow from the CityScape – East Office/Retail Property is insufficient to pay interest on the CityScape – East Office/Retail Mezzanine Loan in excess of 7%, the failure of the mezzanine borrower under the CityScape – East Office/Retail Mezzanine Loan to pay interest in excess of 7% will not constitute an event of default under the CityScape – East Office/Retail Mezzanine Loan nor will such unpaid excess accrue.  The CityScape – East Office/Retail Mezzanine Loan documents prohibit the borrower under the CityScape – East Office/Retail Mezzanine Loan from prepaying the CityScape – East Office/Retail Mezzanine Loan unless the CityScape – East Office/Retail Whole Loan has been prepaid in full or is simultaneously prepaid in full with the CityScape – East Office/Retail Mezzanine Loan.  The holder of the CityScape – East Office/Retail Mezzanine Loan and the lender executed and delivered an intercreditor agreement simultaneously with the origination of the CityScape – East Office/Retail Whole Loan.

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Existing Unsecured Debt. In addition to the CityScape – East Office/Retail Mezzanine Loan, in connection with the development of the CityScape – East Office/Retail Property and the adjacent properties ground leased by affiliates of the related borrower and pursuant to new market tax credit procedures, NMTC CityScape, incurred on November 4, 2009 additional financing of which two new-market tax credit notes remain outstanding, one in the principal amount of $5,338,000 (“NMTC C-1 Note”) and the other in the principal amount of $14,462,000 (“NMTC C-2 Note”). NMTC C-1 Note bears interest at a fixed rate of interest equal to 3.6% and interest thereon is paid quarterly. NMTC C-1 Note is beneficially owned by an unaffiliated third party. NMTC C-2 Note bears interest at a fixed rate of interest equal to 1.0% and interest thereon is paid quarterly. NMTC C-2 Note is beneficially owned by an affiliate of NMTC CityScape. Both NMTC C-1 Note and NMTC C-2 Note mature on November 3, 2016. Neither NMTC C-1 Note nor NMTC C-2 Note is secured by a pledge of the equity interests in the borrower but only a pledge of the cash distributions from the CityScape – East Office/Retail Property to NMTC CityScape. Each of the NMTC C-1 Note and the NMTC C-2 Note is subordinate by its terms to the CityScape – East Office/Retail Whole Loan. The CityScape – East Office/Retail Whole Loan is collecting a monthly reserve to be applied to the payment in full of NMTC C-1 Note on the maturity date thereof. It is expected that on the repayment of NMTC C-1 Note, NMTC C-2 Note will be cancelled or forgiven or otherwise redeemed.

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Ground Lease. The CityScape – East Office/Retail Whole Loan is secured by a first mortgage encumbering the borrower’s leasehold interest in two ground leases, one of which leases the surface and air related to the CityScape – East Office/Retail Property to borrower and the other of which leases the sub-surface related to the CityScape – East Office/Retail Property to borrower.  As of the origination of the CityScape – East Office/Retail Loan, the fee interest under the ground leases was not encumbered by a mortgage.  The fee owner pursuant to both ground leases is the City of Phoenix, Arizona.  The surface and air ground lease has an initial maturity date of October 31, 2067 and may be extended by the borrower for three additional five-year periods.  Pursuant to the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CITYSCAPE - EAST OFFICE/RETAIL

surface and air ground lease, the borrower may exercise at any time, including after the occurrence of an event of default under the surface and air ground lease (provided that borrower has cured any monetary default under the surface and air ground lease), the option to purchase the fee title to the ground leased premises for $5,000.   The sub-surface ground lease has an initial maturity date of not earlier than February 28, 2070, and may be extended by the borrower for three additional five-year periods.   In addition, the borrower may exercise the option to purchase the fee title to the sub-surface ground leased premises for $5,000 at any time after March 2035, including after the occurrence of an event of default under the ground lease (provided that borrower has cured any monetary default under the sub-surface ground lease).

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GPLET Program.  The CityScape – East Office/Retail Property is subject to the two aforementioned ground leases with the City of Phoenix in order to facilitate the Government Property Lease Excise Tax (“GPLET”) real estate tax abatement program.  Under the GPLET program, the CityScape – East Office/Retail Property is assessed an excise tax in lieu of the assessment of ad valorem or other leasehold or real property taxes.  Furthermore, CityScape – East Office/Retail Property is subject to a total abatement of GPLET excise taxes for the first eight years following issuance of a final shell certificate of occupancy (or its equivalent) by the City of Phoenix as to buildings constructed pursuant to such ground leases (expiring in February 2018).  Thereafter, the CityScape – East Office/Retail Property will be assessed excise taxes at a flat rate for years nine through ten of approximately $1,304,658.  During years 11 through 20, the tax obligation then decreases to 80% of such amount, and then during years 21 through 30, the tax obligation decreases to 60% of such amount, decreasing every ten years thereafter by 20% until the obligation reaches zero at the end of year 50.  The borrower maintains the option to purchase the fee interest in the office/retail component of the CityScape – East Office/Retail Property at any time for $5,000, and the option to purchase the fee interest in the underground parking garage for $5,000 in March, 2035. If either option to purchase is exercised, the applicable portion purchased would no longer be enrolled in the GPLET program and would be subject to the full assessment of real estate taxes. The subleasehold interest in the adjacent parking structure is not, however, subject to an option to purchase by the borrower.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the CityScape – East Office/Retail Property, plus eighteen (18) months of business interruption coverage.” See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

The Crossroads
6650 South Westnedge Avenue
Portage, MI 49024
Kalamazoo
Portage
Parchment
BURKE ACRES
NORTHSIDE
WEST DOUGLAS
DOWNTOWN
EASTSIDE
ARCADIA
Western Michigan University
SOUTH SIDE
EDISON
KNOLLWOOD
WESTNEDGE HILL
OAKLAND-WINCHELL
MILWOOD
Western Michigan University Of Engineering
PARKVIEW HILLS
KALAMAZOO/BATTLE CREEK INTERNATIONAL AIRPORT
Kalamazoo Valley Community College
Southland Mall
WEST PORTAGE
Borgess Medical Center
Fema Corporation
Schoolcraft
US-131-BR
E MOSEL AVE
GULL RD
N SPRINKLE RD
RIVERVIEW DR
E PATERSON ST
W MAIN ST
KING HWY
S PARK ST
PORTAGE ST
HOWARD ST
I-94-BR
OAKLAND DR
PARKVIEW AVE
E CORK ST
STADIUM DR
9TH ST S
S WESTNEDGE AVE
P AVE E
PORTAGE RD
S SPRINKLE RD
Q AVE W
W CENTRE AVE
E CENTRE AVE
SHAVER RD
E S AVE
8TH ST S
U AVE W
US-131
Grand Prairie Golf Course
Kindleberger Park
Spring Valley Park
Prairies Golf Club
Oshtemo Township Park
Knollwood Park
Kalamazoo Country Club
Milham Park Golf Course
Blanche Hull Park
Portage Creek Bicentennial Park
Moors Golf Club
Ramona Park
West Lake
Long Lake
Austin Lake
Indian Run Golf Club
Gourdneck State Game Area
Gourdneck Lake
Sugarloaf Lake
Prairie View County Park
Morrow Lake
131
131B
43
96
94
331
Lake Huron
WI
MI
Milwaukee
Grand Rapids
Lansing
Flint
Lake Michigan
Detroit
Chicago
South Bend
Toledo
Fort Wayne
IL
IN
OH
Champaign
Indianapolis
Cincinnati
Columbus
CARTIFACT
MAP © 2014 CARTIFACT · DATA © BROADMAP

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

burlington
sears
jcpenney
macy's
SEARS DRIVE
UPPER PARKING
LOWER PARKING
LOWER PARKING
UPPER PARKING
JCPENNEY DRIVE
VACANT OUTPARCEL
J.L. HUDSON TRUST
ROMANCE ROAD
HUDSON DRIVE
CROSSROADS DRIVE
MALL DRIVE
WESTNEDGE AVENUE
Occupied & Part of Collateral
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Portage, Michigan	Cut-off Date Principal Balance		$99,878,765
Property Type	Retail	Cut-off Date Principal Balance per SF		$286.34
Size (SF)	348,810	Percentage of Initial Pool Balance		9.0%
Total Occupancy as of 11/30/2013	98.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/30/2013	96.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1980 / 2001	Mortgage Rate		4.42358%
Appraised Value	$152,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$14,976,152
Underwritten Expenses	$4,160,794	Escrows
Underwritten Net Operating Income (NOI)	$10,815,358		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,419,117	Taxes	$0	$0
Cut-off Date LTV Ratio	65.7%	Insurance	$0	$0
Maturity Date LTV Ratio	53.0%	Replacement Reserves(2)	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.79x / 1.73x	TI/LC(2)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.4%	Other(2)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$100,000,000	100.0%	Principal Equity Distribution	$99,374,632	99.4%
			Closing Costs	625,368	0.6

Total Sources	$100,000,000	100.0%	Total Uses	$100,000,000	100.0%

(1)
Reflects the rent under a master lease for one tenant, Frederick’s of Hollywood, who is expected to vacate upon lease expiration on 2/28/2014. The borrower is negotiating renewals for the remaining five master lease tenants and their in-place rents have been reflected in the underwriting. The DSCR based on Underwritten NOI / NCF assuming the six master lease tenants are no longer in occupancy and the master lease is not in place are 1.67x and 1.61x, respectively.  See “—Master Lease” below for further detail.

(2)	See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (“The Crossroads Loan”) is evidenced by a note in the original principal amount of $100,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in 348,810 SF of a regional mall located in Portage, Michigan (“The Crossroads Property”).  The Crossroads Loan was originated by Goldman Sachs Mortgage Company on November 12, 2013 and represents approximately 9.0% of the Initial Pool Balance.  The note evidencing The Crossroads Loan has an outstanding principal balance as of the Cut-off Date of $99,878,765 and has an interest rate of 4.42358% per annum.  The proceeds of The Crossroads Loan were used to provide equity to the borrower sponsor.

The Crossroads Loan had an initial term of 120 months and has a remaining term of 119 months.  The Crossroads Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in December 2023.  Voluntary prepayment of The Crossroads Loan is prohibited prior to the due date in September 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The Crossroads Property is 348,810 SF of an approximately 769,770 SF regional mall located in Portage, Michigan. The Crossroads Property is located on the west side of South Westnedge Avenue, approximately 1.0 miles from Interstate 94 and 5.0 miles from the Central Business District of Kalamazoo. The boundaries of the immediate area are Interstate 94 to the north, Centre Avenue to the south, US-131 to the west and Portage Road to the east. Regional access is provided by Interstate 94, which provides access to Detroit and Chicago, and US-131, which provides access to Grand Rapids. The Crossroads Property was constructed in 1980 and was renovated for a total cost of approximately $18.0 million in 2001. The Crossroads Property space that constitutes collateral for The Crossroads Loan totals 348,810 SF and includes tenants such as Burlington Coat Factory, Finish Line, Victoria’s Secret, American Eagle Outfitters, Hollister, Express and Eddie Bauer. As of November 30, 2013, the Total Occupancy was 98.6% and Owned Occupancy was 96.9%. The Crossroads Property generates in-line, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for a minimum of two Januarys) sales of approximately $360 per SF and an occupancy cost of 15.0% as of November 30, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at The Crossroads Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Sears	NR / NR / CCC+	152,754	19.8%	No	$184,832	$1.21	NA	$131	0.9%	None
JCPenney	NR / NR / CCC	146,206	19.0	No	$153,410	$1.05	NA	NA	NA	None
Macy’s	NR / Baa3 / BBB+	122,000	15.8	No	$125,460	$1.03	NA	$180	0.6%	None
Burlington Coat Factory	NR / NR / B	82,000	10.7	Yes	$674,942	$8.23	1/31/2020	$85	9.6%	4, 5-year options
Total Anchors		502,960	65.3%

Jr. Anchors
Gap/Gap Kids/Baby Gap	BBB- / Baa3 / BBB-	11,578	1.5%	Yes	$327,115	$28.25	1/31/2015	$193	13.0%	1, 2-year option
Total Jr. Anchors		11,578	1.5%

Occupied In-line(3)		243,344	31.6%		$12,244,293	$50.32
Occupied Kiosk		512	0.1%		$0	$0.00
Occupied Storage		539	0.1%		$0	$0.00
Vacant Spaces		10,837	1.4%		$0	$0.00
Total Owned SF		348,810	45.3%
Total SF		769,770	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Anchor sales are estimates as of 12/31/2012. Junior Anchor sales are as of 10/31/2013.
(3)
Reflects the master lease rent for Frederick’s of Hollywood. Frederick’s of Hollywood is expected to vacate upon lease expiration on 2/28/2014. The borrower is negotiating renewals for the remaining master lease tenants and the in-place rents have been reflected in the underwriting. See “—Master Lease” below for further detail.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Crossroads Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Burlington Coat Factory	NR / NR / B	82,000	23.5%	$583,718	7.0%	$7.12	1/31/2020	$85	9.6%	4, 5-year options
Finish Line	NR / NR / NR	7,770	2.2	266,337	3.2	34.28	2/28/2019	$490	13.6%	None
Victoria’s Secret	BB+ / Ba1 / BB+	9,002	2.6	234,052	2.8	26.00	1/31/2023	$622	8.7%	None
American Eagle Outfitters	NR / NR / NR	5,394	1.5	224,477	2.7	41.62	1/31/2023	$494	14.5%	None
Hollister	NR / NR / NR	7,514	2.2	210,392	2.5	28.00	1/31/2016	$189	28.2%	None
Express	NR / NR / NR	9,084	2.6	203,986	2.4	22.46	1/31/2017	$180	15.4%	None
Eddie Bauer	NR / NR / NR	6,502	1.9	202,938	2.4	31.21	1/31/2018	$204	18.3%	None
Gap/Gap Kids/Baby Gap	BBB- / Baa3 / BBB-	11,578	3.3	198,678	2.4	17.16	1/31/2015	$193	13.0%	1, 2-year option
Zales Jewelers	NR / NR / NR	1,982	0.6	197,740	2.4	99.77	1/31/2015	$624	16.0%	None
Champs Sports	NR / NR / NR	5,363	1.5	193,068	2.3	36.00	4/30/2016	$373	17.8%	None
Ten Largest Owned Tenants		146,189	41.9%	$2,515,388	30.1%	$17.21
Remaining Owned Tenants		191,784	55.0	5,840,247	69.9	30.45
Vacant Spaces (Owned Space)		10,837	3.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		348,810	100.0%	$8,355,635	100.0%	$ 24.72

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

The following table presents certain information relating to the lease rollover schedule at The Crossroads Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	24,567	7.0%	7.0%	$0	0.0%	$0.00	9
2014	27,019	7.7	14.8%	899,400	10.8	33.29	11
2015	23,840	6.8	21.6%	747,684	8.9	31.36	6
2016	51,106	14.7	36.3%	1,620,675	19.4	31.71	16
2017	35,580	10.2	46.5%	953,770	11.4	26.81	11
2018	24,429	7.0	53.5%	763,456	9.1	31.25	8
2019	7,770	2.2	55.7%	266,337	3.2	34.28	1
2020	85,300	24.5	80.2%	688,097	8.2	8.07	2
2021	1,508	0.4	80.6%	160,000	1.9	106.10	1
2022	17,365	5.0	85.6%	1,050,208	12.6	60.48	11
2023	32,320	9.3	94.8%	991,551	11.9	30.68	9
2024	7,169	2.1	96.9%	214,457	2.6	29.91	2
2025 & Thereafter	0	0.0	96.9%	0	0.0	0.00	0
Vacant	10,837	3.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	348,810	100.0%		$8,355,635	100.0%	$ 24.72	87

(1)   Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at The Crossroads Property:

Historical Leased %(1)
	2010	2011	2012	As of 11/30/2013
Owned Space	96.5%	95.9%	93.0%	96.9%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Crossroads Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 10/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,720,074	$7,797,389	$7,482,468	$7,793,704	$8,355,635	$23.95
Overage Rent	179,867	221,458	222,546	154,684	114,440	0.33
Other Rental Revenue(3)	1,139,504	1,121,477	1,092,119	1,013,507	1,013,507	2.91
Gross Up Vacancy	0	0	0	0	841,323	2.41
Total Rent	$9,039,445	$9,140,324	$8,797,133	$8,961,895	$10,324,904	$29.60
Total Reimbursables	4,994,705	4,841,976	4,597,250	5,209,696	5,239,978	15.02
Other Income	246,976	275,476	230,007	252,593	252,593	0.72
Vacancy & Credit Loss	(4,075)	(104,035)	74,378	2,686	(841,323)	(2.41)
Effective Gross Income	$14,277,050	$14,153,741	$13,698,768	$14,426,871	$14,976,152	$42.93

Total Operating Expenses	$4,300,445	$4,318,898	$4,291,256	$4,156,637	$4,160,794	$11.93

Net Operating Income	$9,976,606	$9,834,843	$9,407,513	$10,270,234	$10,815,358	$31.01
TI/LC	0	0	0	0	267,181	0.77
Capital Expenditures	0	0	0	0	129,060	0.37
Net Cash Flow	$9,976,606	$9,834,843	$9,407,513	$10,270,234	$10,419,117	$29.87

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on the 11/30/2013 rent roll with rent steps through 2/28/2015. Reflects the master lease rent for Frederick’s of Hollywood. Frederick’s of Hollywood is expected to vacate upon lease expiration on 2/28/2014. The borrower is negotiating renewals for the remaining master lease tenants and the in-place rents have been reflected in the underwriting. The DSCR based on Underwritten NOI / NCF assuming the six master lease tenants are no longer in occupancy and the master lease is not in place are 1.67x and 1.61x, respectively.  See “—Master Lease” below for further detail.

(3)	Inclusive of kiosk, temporary tenant, specialty leasing and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

■	Appraisal. According to the appraisal, The Crossroads Property had an “as-is” appraised value of $152,000,000 as of an effective date of October 18, 2013.

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Environmental Matters.  According to a Phase I environmental report, dated November 5, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at The Crossroads Property.

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Market Overview and Competition.  The Crossroads Property is part of a regional mall located in Portage, Michigan.  The Crossroads Property is located in the Kalamazoo-Portage metropolitan statistical area located on the west side of South Westnedge Avenue, approximately 1.0 mile south of Interstate 94.  As of 2013, the population within a ten mile radius of The Crossroads Property was 227,245 with an average household income of $62,592. The Crossroads Property is a primary asset in the local trade area with limited direct competition. The nearest regional mall competition is located 24.0 miles away.

The following table presents certain information relating to the primary competition for The Crossroads Property:

Competitive Set(1)
	The Crossroads	Lakeview Square	RiverTown Crossings	Woodland Mall
Distance from Subject	-	24.0 miles E	55.0 miles N	50.0 miles N
Property Type	Regional Mall	Regional Center	Super-Regional Center/Mall	Super-Regional Center/Mall
Year Built	1980	1982	1999	1968
Total GLA	769,770	558,403	1,403,592	1,158,972
Total Occupancy	99%	91%	97%	98%
Anchors	Sears, JC Penney, Macy’s, Burlington Coat Factory	Sears, Macy’s, JC Penney	Dick's Sporting Goods, JC Penney, Kohl’s, Macy’s, Sears, Younkers	JC Penney, Sears, Macy’s, Barnes & Nobles, Kohl’s

(1)	Appraisal dated 10/18/2013.

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The Borrower.  The borrower is Kalamazoo Mall L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Crossroads Loan. GGP Limited Partnership is the non-recourse carveout guarantor under The Crossroads Loan.

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Escrows. At origination, GGP Limited Partnership, an affiliate of the borrower, delivered to the lender (i) a guarantee of certain deferred maintenance totaling $194,000 at The Crossroads Property, and (ii) a guarantee of certain unfunded obligations totaling $268,680 at The Crossroads Property, in each case in lieu of a cash reserve for the same amount. On each due date during the continuance of a Crossroads Cash Trap Period or a Crossroads Trigger Period, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless, in the case of insurance payments, the borrower provides evidence that the required insurance is being provided under any blanket policy that has been paid in full from General Growth Properties, Inc. or one of its affiliates, (2) a tenant improvement and leasing commission reserve in the monthly amount of $22,266, subject to a maximum total escrowed amount of $267,197, and (3) a capital expenditure reserve in the monthly amount of $5,567, subject to a maximum total escrowed amount of $66,799.

On each due date during the continuance of a Crossroads Cash Trap Period for so long as the lender has not initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to The Crossroads Property, the loan documents require that all excess amounts on deposit in the lockbox account (after the payment of debt service on The Crossroads Loan and (if there is no event of default under The Crossroads Loan) any permitted mezzanine debt, disbursements for budgeted operating expenses and the funding of required monthly escrows, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures) be reserved and held as additional collateral for The Crossroads Loan.  On each due date during the continuance of a Crossroads Trigger Period (but not a Crossroads Cash Trap Period) for so long as the lender has not initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to The Crossroads Property, the loan documents

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

require that all excess amounts on deposit in the lockbox account (after the payment of debt service on The Crossroads Loan and (if there is no event of default under The Crossroads Loan) any permitted mezzanine debt, and the funding of required monthly escrows, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures) be remitted to the borrower’s operating account.  Notwithstanding the foregoing, during the continuance of a Crossroads Cash Trap Period the borrower may obtain disbursements from such excess amounts for payment of capital expenditures, tenant improvements and leasing commissions to the extent funds in the reserve accounts dedicated to such expenses are insufficient.

A “Crossroads Cash Trap Period” means any period (i) commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of The Crossroads Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.30x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of The Crossroads Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.30x, (ii) during the continuance of an event of default under the documentation evidencing any permitted mezzanine debt, after the expiration of any applicable grace and cure period, (iii) during the continuance of an event of default under The Crossroads Loan, for so long as the lender has not initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to The Crossroads Property or (iv) commencing when (a) any two of Sears, JC Penney, Burlington Coat Factory or Macy’s either (1) vacate the space leased by it as of the origination date of The Crossroads Loan (or the borrower reasonably determines in good faith that such tenant has a definite intention to vacate) or (2) is the subject of bankruptcy or similar proceedings and (b) the pro forma debt service coverage ratio (as calculated under the loan documents) of The Crossroads Property for twelve-month period immediately preceding the most recently ended fiscal quarter is less than 1.30x, and terminating either (a) when one or more replacement tenants has replaced one of the two tenants that have vacated their spaces and such replacement tenant(s) is open and operating (or, in the case of a tenant replacing Burlington Coat Factory, has taken occupancy and begun to pay rent) with respect to at least the greater of (1) 75% of the space that had been vacated by the tenant that the replacement tenant is replacing and (2) the minimum amount of space required to be occupied in order to avoid the triggering of co-tenancy provisions under leases at The Crossroads Property accounting for at least 70% of the rent payable by tenants whose leases contain co-tenancy provisions (or, if applicable, the bankrupt tenant has affirmed its lease) or (b) as of the end of the second fiscal quarter in which the pro forma debt service coverage ratio (as calculated under the loan documents) of The Crossroads Property for the twelve-month period immediately preceding each such fiscal quarter end is equal to or greater than 1.30x, provided in the case of this clause (b) that at least 24 months have passed since the date on which the second tenant vacated its space.

A “Crossroads Trigger Period” means any period (i) commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of The Crossroads Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.50x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of The Crossroads Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.50x, (ii) commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered and the reports indicate that, in fact, no Crossroads Trigger Period is continuing or (iii) commencing when any one of Sears, JC Penney, Burlington Coat Factory or Macy’s either (a) vacate the space it occupied as of the origination date of The Crossroads Loan (or the borrower reasonably determines in good faith that such tenant has a definite intention to vacate) or (b) is the subject of bankruptcy or similar proceedings, and terminating when one or more replacement tenants has replaced the tenant that has vacated its space and such replacement tenant(s) is open and operating (or, in the case of a tenant replacing Burlington Coat Factory, has taken occupancy and begun to pay rent) with respect to at least the greater of (a) 75% of the space that had been vacated by the tenant that the replacement tenant is replacing and (b) the minimum amount of space required to be occupied in order to avoid the triggering of co-tenancy provisions under leases at The Crossroads Property accounting for at least 70% of the rent payable by tenants whose leases contain co-tenancy provisions (or, if applicable, the bankrupt tenant has assumed its lease).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

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Lockbox and Cash Management.  The Crossroads Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled blocked account.  The loan documents also require that all rents and other amounts (other than (i) de minimis amounts collected at The Crossroads Property not exceeding $100,000 per year, (ii) certain multi-property, parent-level sponsorship revenue and (iii) as long as a Crossroads Cash Trap Period or a Crossroads Trigger Period is not continuing, the monthly master lease rent payment) received by the borrower or the property manager be deposited into a blocked account under lender’s control within three business days after receipt.  On each business day that no Crossroads Cash Trap Period, Crossroads Trigger Period or event of default under The Crossroads Loan is continuing, all amounts in the blocked account are required to be swept to an operating account pledged to lender but accessible by borrower.  On each business day during the continuance of a Crossroads Cash Trap Period or a Crossroads Trigger Period, all amounts in the blocked account are required to be swept to a lender-controlled cash management account.  On each business day during the continuance of a Crossroads Trigger Period (but not a Crossroads Cash Trap Period), all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to the borrower’s operating account.

If the lender has initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to The Crossroads Property, the lender may apply any funds in any of the accounts constituting collateral for The Crossroads Loan to amounts payable under The Crossroads Loan and/or toward the payment of expenses of The Crossroads Property, in such order of priority as the lender may determine.

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Master Lease. The borrower has entered into a master lease with GGP Limited Partnership (the “Master Lease”) that covers the space currently occupied by six tenants.  Five of those tenants, representing approximately 5.1% of the total underwritten base rent at The Crossroads Property, are subject to leases that are scheduled to expire in January 2014, and the other tenant, representing approximately 0.7% of the total underwritten base rent at The Crossroads Property, is subject to a lease that is scheduled to expire in February 2014.  The annual rent under the Master Lease is $776,964, which may be reduced in connection with re-leasing of the space and increases in net operating income at The Crossroads Property.  The Master Lease will remain in effect until either (i) leases are executed for the entire space with terms of at least 24 months and an aggregate rent of at least $776,964 or (ii) the rent payable under the Master Lease is reduced to $0 for two consecutive quarters.  No rent payments under the Master Lease shall be required to be remitted to the cash management account, unless a Crossroads Trigger Period, Crossroads Cash Trap Period or event of default under The Crossroads Loan is continuing.

■
Property Management.  The Crossroads Property is currently self-managed by the borrower.  Under the loan documents, The Crossroads Property must remain managed by (i) General Growth Management, Inc., (ii) General Growth Services, Inc., (iii) any affiliate of General Growth Properties, Inc. (which may be the borrower if and so long as General Growth Properties, Inc. owns no less than a 35% interest in the borrower), or (iv) a reputable and experienced management company possessing experience in managing properties of similar size and scope to The Crossroads Property that is otherwise reasonably acceptable to the lender and with respect to which the lender has received Rating Agency Confirmation.  To the extent The Crossroads Property is not self-managed, during the continuance of an event of default under The Crossroads Loan, a material default by the property manager under the management agreement after the expiration of any applicable cure period or the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, the lender may require the borrower to terminate the management agreement and engage a property manager meeting the requirements in the immediately preceding sentence (and, during the continuance of an event of default under The Crossroads Loan, the lender may require the borrower to terminate any management agreement between the borrower and an affiliate of the borrower).  In addition, during the continuance of a monetary or other material event of default under The Crossroads Loan, the lender may elect to prohibit payment of any management or leasing fees from amounts contained in any of the accounts constituting collateral for The Crossroads Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

■
Release and Addition of Collateral. The borrower may obtain the release of certain vacant, non-income producing and unimproved parcels in connection with the conveyance of such parcels to one or more third parties that are not owned or controlled by the borrower, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under The Crossroads Loan, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy relating to The Crossroads Property, to the extent that the release would reasonably be expected to adversely affect the lender’s rights under such title insurance policy, (iv) delivery of evidence that the release will not have a material adverse effect on the ability of the borrower to perform, or lender to enforce, any material provision of any loan document, the enforceability of any material provision of any loan document, or the value, net operating income, use or possession of The Crossroads Property, and (v) delivery of Rating Agency Confirmation.

The borrower may also substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under The Crossroads Loan, (ii) delivery of a REMIC opinion, (iii) delivery of either a title policy or an endorsement to the existing title policy relating to the substitute parcel, (iv) delivery of evidence that the substitution will not have a material adverse effect on the ability of the borrower to perform, or lender to enforce, any material provision of any loan document, the enforceability of any material provision of any loan document, or the value, net operating income, use or possession of The Crossroads Property, (v) the substitute property must be reasonably equivalent in use, value and condition to the parcel being substituted, (vi) delivery of an environmental report and (vii) delivery of Rating Agency Confirmation.

In addition to the foregoing, the borrower may acquire certain parcels of land to be added to The Crossroads Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under The Crossroads Loan, (ii) delivery of a REMIC opinion, (iii) delivery of either a title policy or an endorsement to the existing title policy relating to the acquired parcel, (iv) delivery of an officer’s certificate stating that the expansion will not have a material adverse effect on the ability of the borrower to perform, or lender to enforce, any material provision of any loan document, the enforceability of any material provision of any loan document, or the value, net operating income, use or possession of The Crossroads Property, (v) delivery of an environmental report and (v) delivery of Rating Agency Confirmation.

■
Mezzanine or Subordinate Indebtedness.  Mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the loan agreement for The Crossroads Loan (or from multiple lenders, to the extent that more than 50% of such debt is held by such qualified institutional lenders) to a direct or indirect equity owner of the borrower that is secured by a pledge of direct or indirect equity interests in the borrower, so long as (i) immediately after giving effect to such mezzanine debt, the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 62.5%, (ii) immediately after giving effect to such mezzanine debt, the aggregate debt service coverage ratio (as calculated under the loan documents) is at least 1.81x, (iii) a subordination and intercreditor agreement is received by the lender, (iv) such mezzanine debt is either coterminous with The Crossroads Loan or prepayable without premium or penalty from and after the maturity date of The Crossroads Loan, (v) if such mezzanine debt bears a floating rate of interest, the borrower obtains an interest rate cap or swap agreement acceptable to the lender in its reasonable discretion, (vi) such mezzanine loan is a current-pay loan with no “pay-in-kind” feature and (vii) Rating Agency Confirmation has been obtained.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE CROSSROADS

■
Terrorism Insurance.  So long as TRIPRA or a similar statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of The Crossroads Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower (i) will be required to carry terrorism insurance throughout the term of The Crossroads Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount and (ii) will be permitted to maintain deductibles of up to 3% of the total insurable value of The Crossroads Property.  The terrorism insurance is required to contain a deductible that is approved by the lender and is no larger than is customary for similar policies covering similar properties in the geographic market in which The Crossroads Property is located.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for The Crossroads Property are separately allocated to The Crossroads Property and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

1500 Spring Garden
1500 Spring Garden Street
Philadelphia, PA 19130
Philadelphia
FAIRMOUNT AVE
WALLACE ST
MT VERNON ST
GREEN ST
BRANDYWINE ST
SPRING GARDEN ST
HAMILTON ST
CALLOWHILL ST
VINE STREET EXPY
RACE ST
CHERRY ST
ARCH ST
JOHN F KENNEDY BLVD
MARKET ST
CHESTNUT ST
WALNUT ST
LOCUST ST
SPRUCE ST
PINE ST
LOMBARD ST
SOUTH ST
BRAINBRIDGE ST
FITZWATER ST
CATHARINE ST
CHRISTIAN ST
BENJAMIN FRANKLIN PKWY
RIDGE AVE
N BROAD ST
S BROAD ST
CHINATOWN
CENTER CITY
RITTENHOUSE ROW
The Barnes Museum
Franklin Institute
Logan Square
Franklin Square
The Pennsylvania Convention Center
National Constitution Center
City Hall
Centre Square
JFK Plaza
The Gallery at Market East
Rittenhouse Square
Washington Square Park
Philadelphia Community College
Philadelphia School District Building
Townplace Apartments
Benjamin Franklin High School
Hahnemann Hospital
Eastern Tower
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
CARTIFACT
Boyertown
Doylestown
Harleysville
PENNSYLVANIA
Woodside
Trenton
Southampton
Blue Bell
Phoenixville
Norristown
Willow Grove
Levittown
Chester Springs
Cheltenham
Bristol
Wayne
Malvern
Havertown
West Chester
Rose Tree
Mt. Holly
Philadelphia
Medford
Chester
Voorhees
DELAWARE
NEW JERSEY
Wilmington
Mantua
Gloucester Township
Berlin
Shamong
Glassboro
Pilesgrove

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Philadelphia, Pennsylvania	Cut-off Date Principal Balance(3)		$80,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$139.96
Size (SF)	1,068,125	Percentage of Initial Pool Balance		7.2%
Total Occupancy as of 8/31/2013	87.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2013	87.5%	Type of Security	Both Fee Simple and Leasehold
Year Built / Latest Renovation	1947 / 2000	Mortgage Rate		4.33000%
Appraised Value	$197,200,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
Underwritten Revenues	$23,956,145
Underwritten Expenses	$9,308,337	Escrows
Underwritten Net Operating Income (NOI)	$14,647,808		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,862,680	Taxes	$294,699	$29,470
Cut-off Date LTV Ratio(1)	75.8%	Insurance	$62,938	$15,735
Maturity Date LTV Ratio(1)(2)	73.6%	Replacement Reserves(4)	$1,000,000	$0
DSCR Based on Underwritten NOI / NCF(1)	2.23x / 2.11x	TI/LC(5)	$9,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.8% / 9.3%	Other(6) (7)	$1,775,489	$100,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$149,500,000	73.5%	Purchase Price	$188,000,000	92.4%
Principal’s New Cash Contribution	43,828,503	21.5	Reserves	12,133,126	6.0
Other Sources	10,136,007	5.0	Other Uses	1,786,859	0.9
			Closing Costs	1,544,525	0.8
Total Sources	$203,464,510	100.0%	Total Uses	$203,464,510	100.0%

(1)	Calculated based on the 1500 Spring Garden Whole Loan.
(2)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $203,200,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 75.8%. See “– Appraisal” below.

(3)
The Cut-off Date Balance of $80,000,000 represents the note A-1 of a $149,500,000 whole loan evidenced by two pari passu notes. The companion loan is the note A-2 in the principal amount of $69,500,000 as of the Cut-off Date that is held outside the Issuing Entity and is expected to be contributed to a future securitization.

(4)
An amount equal to $17,802 is required to be deposited into the replacement reserve on each due date following the date on which funds on deposit in the replacement reserve account are less than $300,000 until the funds on deposit in the replacement reserve account are equal to or greater than $500,000. See “—Escrows” below.

(5)
An amount equal to $89,010 is required to be deposited into the TI/LC reserve on each due date following the date on which funds on deposit in the TI/LC reserve account are less than $3,000,000 until funds on deposit in the TI/LC reserve account are equal to or greater than $5,000,000. See “—Escrows” below.

(6)
The other upfront reserve of $1,775,489 represents an unfunded free rent reserve ($713,731), an unfunded TI/LC reserve ($1,033,667) and a leasehold income replacement reserve ($28,091). See “—Escrows” below.

(7)
An amount equal to $100,000 is required to be deposited into an unfunded free rent reserve on each due date until a total of $1,913,731 has been deposited into the free rent reserve. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “1500 Spring Garden Loan”) is part of a whole loan structure (the “1500 Spring Garden Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee interest in a 1,068,125 SF office building and leasehold interest in a 66,265 SF parking lot located in Philadelphia, Pennsylvania (collectively, the “1500 Spring Garden Property”). The 1500 Spring Garden Loan (evidenced by note A-1), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $80,000,000 and represents approximately 7.2% of the Initial Pool Balance and the related companion loan (the “1500 Spring Garden Companion Loan”) (evidenced by note A-2), which is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $69,500,000. The 1500 Spring Garden Whole Loan was originated on November 15, 2013 by Citigroup Global Markets Realty Corp. The 1500 Spring Garden Whole Loan had an original principal balance of $149,500,000 and each note has an interest rate of 4.33000% per annum. The proceeds of the 1500 Spring Garden Whole Loan were used to acquire the 1500 Spring Garden Property. The 1500 Spring Garden Whole Loan will be serviced under the 2014-GC18 pooling and servicing agreement. See “Description of the Mortgage Pool – The Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the 1500 Spring Garden Loan and the 1500 Spring Garden Companion Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

The 1500 Spring Garden Loan has an initial term of 60 months, has a remaining term of 59 months as of the Cut-off Date and requires interest only payments. The scheduled maturity date of the 1500 Spring Garden Loan is the due date in December 2018. Voluntary prepayment of the 1500 Spring Garden Loan is permitted on or after the due date in September 2018. Defeasance of the 1500 Spring Garden Loan (which requires defeasance of both the 1500 Spring Garden Loan and the 1500 Spring Garden Companion Loan, other than in connection with a partial defeasance relating to a release of the parking parcel (see “Partial Release”, below)) with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time after the earlier to occur of (i) November 15, 2017 and (ii) the second anniversary of the date on which the last portion of the 1500 Spring Garden Whole Loan has been securitized.

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The Mortgaged Property. The 1500 Spring Garden Property is a 1,068,125 SF, Class A office building situated on a 3.87 acre site located in the central business district of Philadelphia, Pennsylvania and a separate parking lot located along Spring Garden Street, between Broad and 16th Streets containing approximately 66,265 SF. The 1500 Spring Garden Property is a former pharmaceutical research and manufacturing facility that was originally constructed in 1947 and converted to Class A office space in 2000. Over $100 million of improvements were made to the 1500 Spring Garden Property since 2000, including improvements to the façade, lobby, restroom, elevators, and the installation of state of the art power redundancies and data connectivity. The 1500 Spring Garden Property has large efficient floor plates and features ground-level retail, a cafeteria, an on-site management office, on-site covered and surface parking, and an adjacent parking lot. As of August 31, 2013, the Total Occupancy and Owned Occupancy were both 87.5%.

The following table presents certain information relating to the tenants at the 1500 Spring Garden Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Independence Blue Cross(2)	NR / NR / NR	186,608	17.5%	$3,119,984	17.1%	$16.72	2/28/2019	None
Sungard Availability Services	NR / NR / NR	135,083	12.6	3,080,869	16.9	22.81	8/31/2020	2, 5-year options
Thomson Reuters(3)	BBB+ / Baa2 / BBB+	123,453	11.6	2,840,591	15.6	23.01	10/31/2024	2, 5-year options
CBS Broadcasting Inc. (4)	BBB / Baa2 / BBB	119,457	11.2	2,377,891	13.0	19.91	2/28/2027	See footnote 4
Day & Zimmermann Group(5)	NR / NR / NR	134,296	12.6	2,371,290	13.0	17.66	3/31/2023	3, 5-year options
Cigna-Healthspring, Inc.	BBB / Baa2 / NR	44,769	4.2	1,042,461	5.7	23.29	12/31/2019	2, 5-year options
North American Publishing(6)	NR / NR / NR	51,234	4.8	878,109	4.8	17.14	1/31/2026	1, 5-year option
Stantec Consulting Services	NR / NR / NR	44,036	4.1	799,666	4.4	18.16	7/31/2020	2, 5-year options
Turner Construction	NR / NR / NR	23,983	2.2	467,669	2.6	19.50	8/31/2024	1, 5-year option
SB1 Federal Credit Union(7)	NR / NR / NR	22,572	2.1	456,394	2.5	20.22	12/31/2023	1, 5-year option
Ten Largest Tenants		885,491	82.9%	$17,434,924	95.5%	$19.69
Remaining Tenants		49,298	4.6	817,051	4.5	16.57
Vacant		133,336	12.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,068,125	100.0%	$18,251,975	100.0%	$19.53

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Independence Blue Cross lease expires on various dates: 55,200 SF expires on 11/30/2015, 32,607 SF expires on 2/28/2016, 13,592 SF expires on 3/31/2016, and 85,209 SF expires on 2/28/2019.
(3)	Thomson Reuters has the option to terminate its lease on 6/30/2018 with 15 months’ notice and payment of $5,543,662.
(4)	CBS Broadcasting Inc. has three renewal options. The first option is for five years, the second option is for four years and eleven months, and the third option is for five years.
(5)	Day & Zimmermann Group Inc. has the option to terminate up to 26,319 SF effective 4/1/2018, with nine months’ notice and payment of unamortized base rent and TI/LCs.
(6)	North American Publishing has the option to terminate its lease on 2/28/2016 with one year’s notice.
(7)	SB1 Federal Credit Union has the option to terminate its lease on 12/31/2019 with one year’s notice and payment of unamortized TI/LCs, free rent, and five months’ base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

The following table presents the lease rollover schedule at the 1500 Spring Garden Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	12,366	1.2%	1.2%	$46,780	0.3%	$3.78	3
2014	0	0.0	1.2%	0	0.0	0.00	0
2015	66,132	6.2	7.3%	1,063,752	5.8	16.09	2
2016	50,624	4.7	12.1%	866,572	4.7	17.12	2
2017	21,914	2.1	14.1%	434,252	2.4	19.82	1
2018	0	0.0	14.1%	0	0.0	0.00	0
2019	127,639	11.9	26.1%	2,508,141	13.7	19.65	1
2020	179,119	16.8	42.9%	3,880,535	21.3	21.66	2
2021	0	0.0	42.9%	0	0.0	0.00	0
2022	2,000	0.2	43.0%	60,000	0.3	30.00	1
2023	156,868	14.7	57.7%	2,827,684	15.5	18.03	2
2024	147,436	13.8	71.5%	3,308,259	18.1	22.44	2
2025 & Thereafter	170,691	16.0	87.5%	3,256,001	17.8	19.08	2
Vacant	133,336	12.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,068,125	100.0%		$18,251,975	100.0%	$19.53	18

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
UW Base Rent includes contractual rent steps through 12/1/2014 ($180,025). UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to the following tenants’ leases: CBS Broadcasting Inc. ($178,443), Cigna-Healthspring, Inc. ($144,979), Temple University Health ($28,843), and Thomson Reuters ($248,078).

The following table presents certain information relating to historical leasing at the 1500 Spring Garden Property:

Historical Leased %(1)
	2011	2012	As of 8/31/2013
Owned Space	84.6%	84.4%	87.5%

(1)	As provided by the borrowers which reflects average occupancy for the specified year.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1500 Spring Garden Property:

Cash Flow Analysis(1)
	2011	2012	TTM 8/31/2013	Underwritten	Underwritten $ per SF
Base Rent(2)	$15,728,372	$15,811,856	$16,331,997	$17,471,608	$16.36
Contractual Rent Steps	0	0	0	780,367	0.73
Gross Up Vacancy	0	0	0	2,338,134	2.19
Total Rent	$15,728,372	$15,811,856	$16,331,997	$20,590,109	$19.28
Total Reimbursables	4,229,513	4,501,198	4,782,257	5,050,905	4.73
Other Income(3)	450,707	482,165	505,383	653,265	0.61
Less Vacancy & Credit Loss	(82,559)	0	0	(2,338,134)	(2.19)
Effective Gross Income	$20,326,033	$20,795,219	$21,619,637	$23,956,145	$22.43

Total Operating Expenses	$7,171,339	$7,645,763	$8,492,537	$9,308,337	$8.71

Net Operating Income	$13,154,694	$13,149,456	$13,127,100	$14,647,808	$13.71
TI/LC	0	0	0	571,504	0.54
Capital Expenditures	0	0	0	213,625	0.20
Net Cash Flow	$13,154,694	$13,149,456	$13,127,100	$13,862,680	$12.98

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
UW Base Rent includes contractual rent steps through 12/1/2014 ($180,025). UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to the following tenants’ leases: CBS Broadcasting Inc. ($178,443), Cigna-Healthspring, Inc. ($144,979), Temple University Health ($28,843), and Thomson Reuters ($248,078).

(3)	Includes parking income, tenant maintenance services, late fees, affiliate reimbursements for payroll expenses, and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

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Appraisal. According to the appraisal, the 1500 Spring Garden Property had an “as-is” appraised value of $197,200,000 as of an effective date of October 10, 2013 and an “as-stabilized” value of $203,200,000 as of November 1, 2014.

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Environmental Matters. Based on a Phase I environmental report dated October 21, 2013, the environmental consultant recommended that a limited subsurface investigation be conducted, in order to characterize subsurface soil and/or groundwater conditions at the location of a historical auto service facilities located on a parcel that is currently being used as a parking lot. A Phase II environmental report dated December 20, 2013 was completed to assess subsurface conditions and no further action was recommended. Further, the environmental consultant recommended that the borrowers adhere to an asbestos operations and maintenance plan which is already in place.

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Market Overview and Competition. The 1500 Spring Garden Property is located in the northern periphery of Center City, Philadelphia, Pennsylvania. Center City Philadelphia is characterized by high density commercial, institutional, recreational and residential land uses. Primary access to the neighborhood is provided by Interstate 676 (the Vine Street Expressway) linking Interstate 76 to the west with Interstate 95 to the east with an interchange on North Broad Street. North Broad Street is the primary north-south arterial. Major east-west roads include Spring Garden Street, Callowhill Street and Fairmount Avenue. The Southeastern Pennsylvania Transportation Authority (SEPTA) provides bus service along both Spring Garden and Broad Street. Public rail service is available via the Broad Street subway within walking distance of the 1500 Spring Garden Property.

According to a market report, as of the third quarter of 2013, the Philadelphia Central Business District (“CBD”) office market consisted of 62.6 million SF comprised of 791 buildings. The direct vacancy rate was 10.0% and the average gross rental rate was $24.69 per SF. Class A office properties within the Philadelphia CBD market reported a direct vacancy of 12.8% and an average gross rent of $26.12 per SF. According to the market report, there are currently no properties under construction in the Philadelphia CBD market.

The 1500 Spring Garden Property is located in the Market Street West submarket, which consists of 40.2 million SF comprised of 404 buildings. The Market Street West submarket ended the third quarter of 2013 with a direct vacancy rate of 10.6% and an average gross rent of $26.39 per SF.

Within the Market Street West submarket, there is approximately 27.6 million SF, comprised of 44 buildings, of Class A office properties with a direct vacancy rate of 13.6% and an average gross rent of $27.11 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 1500 Spring Garden Property:

Office Lease Comparables(1)(2)
	1500 Spring Garden	833 Chestnut	801 Market	401 Market	Two Penn Center	1700 Market
Year Built / Renovated	1947 / 2000	1926 / 2000	1931 / 2002	NAV / NAV	1958 / 1988	1968 / 1989
Total GLA	1,068,125	677,413	927,931	481,958	502,531	841,172
Total Occupancy	88%	91%	80%	78%	74%	81%
Quoted Rent Rate per SF(3)		$23.00 + E	$22.50 + E	$25.00 + E	$22.50 + E	$26.50 + E
Expense Basis(4)		Mod Gross	Mod Gross	Mod Gross	Mod Gross	Mod Gross

	1801 Market	1818 Market	1835 Market	1900 Market
Year Built / Renovated	1981 / NAV	1971 / 1991	1986 / NAV	1981 / 1995
Total GLA	667,825	981,743	686,503	456,922
Total Occupancy	69%	82%	76%	31%
Quoted Rent Rate per SF(3)	$26.50 + E	$27.50 + E	$25.50	$20.00
Expense Basis(4)	Mod Gross	Mod Gross	Full Service	Full Service

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	+ E means plus electricity.
(4)	Mod Gross means modified gross lease structure.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 1500 Spring Garden Property:

Office Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
One & Two Commerce Square	Philadelphia	September 2013	1987	1,896,142	$331,800,000	$174.99	89%
100 Independence Mall West	Philadelphia	September 2013	1965	392,689	$48,288,695	$122.97	84%
2000 Market	Philadelphia	March 2013	1972	665,649	$109,650,000	$164.73	96%
Two Penn Center	Philadelphia	October 2012	1956	505,103	$66,500,000	$131.66	80%
1700 Market	Philadelphia	September 2011	1969	841,172	$143,500,000	$170.60	87%

(1)	Source: Appraisal.

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The Borrowers. The borrowers are 1500 Net-Works Associates, L.P. and Broad and Spring Garden Parking Associates, L.P., both single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1500 Spring Garden Loan. Elchonon Schwartz, Jack Cohen and Simon Singer are the non-recourse carveout guarantors under 1500 Spring Garden Loan.

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Escrows. At origination, the borrowers funded aggregate reserves of $12,133,126 with respect to the 1500 Spring Garden Property, comprised of: (i) $294,699 for real estate taxes; (ii) $62,938 for insurance; (iii) $1,000,000 for replacement reserves; (iv) $9,000,000 for future leasing costs; (v) $1,033,667 for certain unfunded obligations of the borrowers (including, without limitation, obligations related to tenant improvements); and (vi) $713,731 for future rent abatements under the existing leases. On December 30, 2013, the borrowers funded reserves of $28,091 as a leasehold income replacement reserve, which amount represents the ground rent payable under the ground lease for January 2014 and February 2014. Funds held in the leasehold income replacement reserve will be disbursed on the due dates occurring in January 2014 and February 2014 in an amount equal to the ground rent payable under the ground lease in such calendar month for deposit into a cash management account.

On each monthly due date, the borrowers are required to fund the following reserves with respect to the 1500 Spring Garden Property: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits are not required in respect of insurance premiums where the borrowers are maintaining an approved umbrella or blanket policy in accordance with the loan documents; (ii) to the extent that aggregate funds held in the replacement reserve are less than $300,000 until funds on deposit in the replacement reserve are equal to or greater than $500,000, a replacement reserve in the amount of $17,802; and (iii) to the extent that aggregate funds held in the TI/LC reserve are less than $3,000,000 until amounts on deposit in the TI/LC reserve are equal to or greater than $5,000,000, a TI/LC reserve in the amount of $89,010.

In addition, on each monthly due date during a 1500 Spring Garden Trigger Period, the borrowers are required to deposit (or cause to be deposited) into the cash management account, all excess cash flow generated by the 1500 Spring Garden Property after payment of (i) debt service and all required reserves described above and (ii) an amount equal to (x) the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month for disbursement to the borrowers for payment of operating expenses and extraordinary operating expenses associated with the 1500 Spring Garden Property, to be held in an excess cash subaccount (the “1500 Spring Garden Excess Cash Reserve”). To the extent that no event of default under the 1500 Spring Garden Whole Loan has occurred and is continuing and all funds in the TI/LC reserve have been expended in full, the lender is required to disburse to the borrowers funds in the 1500 Spring Garden Excess Cash Reserve solely with respect to tenant improvements and leasing commissions related to (i) 1500 Spring Garden Major Leases that have been approved by the lender in accordance with the terms and conditions of the loan agreement for the 1500 Spring Garden Whole Loan and (ii) non-1500 Spring Garden Major Leases that the lender has reasonably determined are on market terms, including, with respect to both (i) and (ii), the lender’s reasonable approval of the tenant improvements and leasing commissions contained therein and a budget for

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

tenant improvement costs and a schedule of leasing commission payments with respect to such lease. Upon termination of a 1500 Spring Garden Trigger Period and provided no event of default has occurred and is continuing, (i) to the extent that funds on deposit in the TI/LC reserve are less than $3,000,000, funds on deposit in the 1500 Spring Garden Excess Cash Reserve are to be deposited by lender into the TI/LC reserve in an amount up to $5,000,000 and any remaining amounts after such deposit into the TI/LC reserve are required to be disbursed to the borrowers and (ii) to the extent that funds on deposit in the TI/LC reserve are equal to or greater than $3,000,000, funds on deposit in the 1500 Spring Garden Excess Cash Reserve are required to be disbursed to the borrowers.

A “1500 Spring Garden Major Lease” means (i) any lease which, individually or when aggregated with all other leases at the 1500 Spring Garden Property with the same tenant or its affiliate (and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease), either (A) accounts for 10% or more of the total rental income for the 1500 Spring Garden Property, or (B) demises 100,000 square feet or more of the 1500 Spring Garden Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 1500 Spring Garden Property (other than an option or right of first refusal or similar entitlement to lease additional space at the 1500 Spring Garden Property), (iii) the lease with Independence Blue Cross (“Blue Cross”) as of the closing date of the 1500 Spring Garden Whole Loan, and (iv) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i), (ii) and/or (iii) above.

A “1500 Spring Garden Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 1500 Spring Garden Whole Loan, (ii) the debt service coverage ratio being less than 1.15x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) with regard to any 1500 Spring Garden Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any 1500 Spring Garden Trigger Period commenced in connection with clause (ii) above, the date on which the debt service coverage ratio is equal to or greater than 1.20x for two (2) consecutive calendar quarters, and (z) with regard to any 1500 Spring Garden Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the applicable Specified Tenant Cure Conditions, in each case, so long as no other 1500 Spring Garden Trigger Period shall then exist.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) Blue Cross and any replacement lessee(s) of the space leased to Blue Cross (the “Specified Tenant”) being in monetary or other material default under its lease beyond applicable notice and cure periods, (ii) Specified Tenant failing to be in actual, physical possession of 80% or more of its space (or application portion thereof), failing to be open to the public for business during customary hours, and/or “going dark”, (iii) Specified Tenant giving notice that it is terminating its lease for 25% or more of its total square footage, (iv) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in bankruptcy or similar insolvency proceeding) and/or the lease with Specified Tenant failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant and (vi) Specified Tenant failing to extend or renew its lease, on or prior to the earlier to occur of (a) the date occurring at least more than 12 months prior to the expiration date of its lease and (b) the commencement of the renewal notice period required pursuant to the lease with Specified Tenant, for five years or more with respect to all of its space; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant, in form and substance acceptable to the lender) of (1) the satisfaction of the Specified Tenant Cure Conditions or (2) the borrowers leasing the entire space under the lease with the Specified Tenant for at least a minimum term of five years, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of rent due under its lease.

“Specified Tenant Cure Conditions” means either (A) each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and other material defaults under the applicable lease with the Specified Tenant, (ii) (I) the applicable Specified Tenant is in actual, physical possession of not less than eighty percent (80%) of its space (or applicable portion thereof), open to the public for business during customary hours, not

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

“dark” in its space (or applicable portion thereof), and is paying full, unabated rent under its lease and the debt service coverage ratio is equal to or greater than 1.15x or (II) one or more tenants pursuant to leases entered into in accordance with the terms and conditions of loan agreement for the 1500 Spring Garden Whole Loan are in actual, physical possession of not less than eighty percent (80%) of its space (or applicable portion thereof), open to the public for business during customary hours, not “dark” in its space (or applicable portion thereof), and are paying full, unabated rent under the applicable lease or leases and the debt service coverage ratio is equal to or greater than 1.15x, (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable lease with the Specified Tenant and has re-affirmed the applicable lease with the Specified Tenant as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable lease with the Specified Tenant in accordance with clause (vi) of the definition of “Specified Tenant Trigger Period,” the applicable Specified Tenant has renewed or extended the applicable lease with the Specified Tenant in accordance with the terms of the loan agreement for a minimum period of 5 years and (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable lease with the Specified Tenant, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable lease with the Specified Tenant pursuant to final, non-appealable order of a court of competent jurisdiction or (B) the debt service coverage ratio is equal to or greater than 1.40x for two (2) consecutive calendar quarters.

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Ground Lease Fee Acquisition. An affiliate of the borrowers has entered into a purchase agreement to acquire the underlying fee interest in the parking lot portion of the 1500 Spring Garden Property (which parking lot portion is, as of the Cut-Off Date, ground leased to the borrowers by the seller under the purchase agreement). Once acquired, it is expected that the affiliate will transfer the fee interest in the parking lot portion of the 1500 Spring Garden Property to the borrowers and the fee interest will become collateral for the 1500 Spring Garden Whole Loan. It is an event of default under the 1500 Spring Garden Whole Loan if the borrowers do not convert their leasehold interest in the parking lot portion of the 1500 Spring Garden Property into a fee interest on or before February 28, 2014 (unless the borrowers cannot complete the conversion by such date solely because of a default by the seller under the purchase agreement with the affiliate of the borrowers), subject to a one-time right to extend such conversion date to March 28, 2014, with a deposit of $14,045.40 into the leasehold income replacement reserve account, which amount represents the ground rent payable under the ground lease for March, 2014.

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Lockbox and Cash Management. The 1500 Spring Garden Whole Loan requires a hard lockbox, and the borrowers are required to direct tenants to pay rent directly to a lender controlled lockbox account. All funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service and fund required reserves in accordance with the loan documents. During the continuance of an event of default under the 1500 Spring Garden Loan, the lender may apply any funds in the cash management account to amounts payable under the 1500 Spring Garden Loan and/or toward the payment of expenses of the 1500 Spring Garden Property, in such order of priority as the lender may determine.

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Property Management. The 1500 Spring Garden Property is currently managed by Nightingale Realty, LLC, an affiliate of the borrowers. Under the loan documents, the borrowers cannot replace Nightingale Realty, LLC as the property manager of the 1500 Spring Garden Property without prior written approval by the lender (which such approval may be conditioned upon a Rating Agency Confirmation). The lender may replace (or require the borrowers to replace) the property manager (i) during an event of default by the borrowers under the 1500 Spring Garden Whole Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, (iii) the debt service coverage ratio is less than 1.05x, and/or (iv) if the property manager is in default under the management agreement beyond any applicable notice and cure period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1500 SPRING GARDEN

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Mezzanine or Subordinate Indebtedness. The borrowers are permitted to incur mezzanine financing provided that the following terms and conditions, among others under the loan documents, are each satisfied: (i) no event of default has occurred or is continuing under the 1500 Spring Garden Whole Loan, (ii) if the interest rate is a floating rate, if reasonably required by the lender, the borrowers have obtained and maintain an interest rate cap agreement pursuant to the mezzanine loan documents, (iii) after giving effect to the mezzanine loan, the debt yield is equal to or greater than 8.5%, (iv) after giving effect to the mezzanine loan, the debt service coverage ratio is equal to or greater than 1.30x, (v) the loan term of the mezzanine loan is coterminous with or longer than the term of the 1500 Spring Garden Whole Loan, (vi) after giving effect to the mezzanine loan, the loan to value ratio is equal to or less than 80%, (vii) execution of an intercreditor agreement with the mezzanine lender, in form and substance acceptable to lender, and (viii) Rating Agency Confirmation (at the lender’s option).

■
Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 1500 Spring Garden Property, plus twelve months of business interruption coverage with an additional six month extended period of indemnity, or until the income is restored to prior level. The terrorism insurance is required to contain a deductible that is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Partial Release. Provided no event of default under the 1500 Spring Garden Whole Loan has occurred and remains uncured, the 1500 Spring Garden Whole Loan documents permit the release of a parking parcel of the 1500 Spring Garden Property at any time after the earlier to occur of (i) November 15, 2017 and (ii) the second anniversary of the date on which the 1500 Spring Garden Whole Loan has been securitized, if the borrowers defease a portion of the 1500 Spring Garden Whole Loan, subject to satisfaction of certain conditions, including that: (i) the borrowers defease an amount equal to 115% of the allocated loan amount for the parcel to be released, (ii) as of each of the partial defeasance notice date and the date of the partial defeasance, after giving effect to the partial defeasance, the debt service coverage ratio calculated under the loan documents based on the remaining portion of the 1500 Spring Garden Property is greater than the greater of (a) the debt service coverage ratio based on the 1500 Spring Garden Property (inclusive of the released parcel) immediately prior to the partial defeasance notice date or the date of the partial defeasance, as applicable, and (b) 1.40x, (iii) as of each of the partial defeasance notice date and the date of the partial defeasance, after giving effect to the partial defeasance, the loan-to-value ratio calculated under the loan documents based on the remaining portion of the 1500 Spring Garden Property is not greater than the lesser of (a) 75.0% and (b) the loan-to-value ratio based on the 1500 Spring Garden Property (inclusive of the released parcel) immediately prior to the partial defeasance notice date and the date of the partial defeasance, as applicable, (iv) borrowers’ delivery of a REMIC opinion, and (v) borrowers’ delivery of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

Scranton
Binghamton
NY
MA
CT
Hartford
PA
New York
Bethlehem
Harrisburg
Trenton
Philadelphia
Wilmington
NJ
MD
Baltimore
Washington DC
DE
VA
Richmond
Atlantic Ocean
Taylor
Old Forge
The Shoppes At Montage
Moosic
Duryea
Avoca
Exeter
Pittston
WILKES-BARRE/SCRANTON INTERNATIONAL AIRPORT
Hughestown
Dupont
Wyoming
Yatesville
Swoyersville
WILKES-BARRE-WYOMING VALLEY AIRPORT
Courtdale
Luzerne
Laflin
Pringle
Kingston
Wyoming Valley Mall
29 Wyoming Valley Mall Road
Wilkes-Barre, PA 18702
Larksville
Edwardsville
Plymouth
Wilkes-Barre
Wachovia Arena
Ashley
Laurel Run
Nanticoke
Luzerne County Community College
Warrior Run
Nuangola
PENNSYLVANIA TURNPIKE
Penn Lake Park
White Haven
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Wilkes-Barre, Pennsylvania	Cut-off Date Principal Balance		$78,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$85.74
Size (SF)	909,757	Percentage of Initial Pool Balance		7.0%
Total Occupancy as of 9/30/2013	96.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2013	96.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1971 / 2007	Mortgage Rate		5.17200%
Appraised Value	$122,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		15
Underwritten Revenues	$13,985,507
Underwritten Expenses	$5,737,785	Escrows
Underwritten Net Operating Income (NOI)	$8,247,722		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,119,623	Taxes	$1,036,585	$148,084
Cut-off Date LTV Ratio	63.9%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	50.8%	Replacement Reserves(3)	$1,385,000	$18,195
DSCR Based on Underwritten NOI / NCF(2)	1.61x / 1.39x	TI/LC(4)	$1,615,000	$75,813
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.1%	Other(5)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$78,000,000	100.0%	Loan Payoff(6)	$65,000,000	83.3%
			Principal Equity Distribution	8,622,668	11.1
			Reserves	4,036,585	5.2
			Closing Costs	340,748	0.4
Total Sources	$78,000,000	100.0%	Total Uses	$78,000,000	100.0%

(1)
Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $131,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 54.6%. See “—Appraisal” below.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR Based on Underwritten NOI and DSCR Based on Underwritten NCF are 2.02x and 1.74x, respectively.
(3)	Replacement reserves for roof repairs, parking lot re-pavement and HVAC maintenance, amongst other things. See “—Escrows” below.
(4)	The borrower is required to deposit $168,146 per month into the TI/LC reserve for the first 15 months of the Wyoming Valley Mall Loan term. See “—Escrows” below.
(5)	Excess cash flow will be swept into a Wyoming Valley Mall Anchor Tenant rollover reserve upon a Wyoming Valley Mall Anchor Tenant Trigger Event. See “—Escrows” below.
(6)	The Wyoming Valley Mall Property was previously encumbered by a $65,000,000 loan, which the borrower repaid using their revolving credit facility in September 2013.

■
The Mortgage Loan.  The mortgage loan (the “Wyoming Valley Mall Loan”) is evidenced by a note in the original principal amount of $78,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a super-regional mall located in Wilkes-Barre, Pennsylvania known as the Wyoming Valley Mall (the “Wyoming Valley Mall Property”).  The Wyoming Valley Mall Loan was originated by CCRE on December 5, 2013 and represents approximately 7.0% of the Initial Pool Balance.  The note evidencing the Wyoming Valley Mall Loan has an outstanding principal balance as of the Cut-off Date of $78,000,000 and has an interest rate of 5.17200% per annum. The Wyoming Valley Mall Property was previously encumbered by a $65.0 million loan, which the borrower repaid using their revolving credit facility in September 2013. The borrower utilized a portion of the proceeds of the Wyoming Valley Mall Loan to return equity to the “borrower sponsor”, to pay closing costs and to fund reserves.

The Wyoming Valley Mall Loan had an initial term of 120 months and has a remaining term of 119 months.  The Wyoming Valley Mall Loan requires interest-only payments for the initial 15 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in December 2023. Voluntary prepayment of the Wyoming Valley Mall Loan is prohibited prior to September 6, 2023 except as described under “Release of Collateral” below. Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Wyoming Valley Mall Property is a 909,757 SF super-regional mall located in Wilkes-Barre, Pennsylvania. The Wyoming Valley Mall Property was constructed in 1971 and most recently renovated in 2007. Since 2010, the borrower has invested approximately $3.6 million into the Wyoming Valley Mall Property, primarily for tenant improvements and leasing. The Wyoming Valley Mall Property is anchored by J.C. Penney, Bon-Ton, Sears, Macy’s and Macy’s Men’s & Home Furniture and contains major tenants including OfficeMax,  HHGregg, The Gap, Shoe Dept. Encore and CVS. The Wyoming Valley Mall Property is occupied by 74 additional tenants, none of which accounts for more than 1.4% of the Wyoming Valley Mall Property’s net rentable area. National in-line tenants include Victoria’s Secret, Express, Hollister, Champ Sports, American

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

Eagle and Finish Line. As of September 30, 2013, the Total Occupancy for the Wyoming Valley Mall Property was 96.3%, with in-line occupancy of 88.8%. As of October 31, 2013, in-line tenants that reported sales for a minimum of 12 months reported annual sales of $396 per SF, a 9.9% increase from December 31, 2009, and an occupancy cost of 11.6%.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Wyoming Valley Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent(2)	Total Rent $ per SF(2)	Lease Expiration	Tenant Sales $ per SF(2)	Actual Occupancy Cost(2)(3)	Renewal / Extension Options
Anchors
J.C. Penney(4)	CCC/ Caa1/ CCC+	172,860	19.0%	Yes	$445,635	$2.58	4/30/2017	$89(5)	2.7%	4, 5-year options
Bon-Ton Stores	NR / Caa2 / B-	155,392	17.1	Yes	$435,138	$2.80	1/31/2017	$68(5)	4.1%	4, 5-year options
Sears	B- / B3 / CCC+	117,477	12.9	Yes	$495,014	$4.21	8/1/2016	$97(5)	4.3%	3, 5-year options
Macy’s	BBB / Baa3 / BBB+	96,027	10.6	Yes	$393,442	$4.10	1/31/2017	NA	NA	4, 5-year options
Macy’s Men’s & Home Furniture	BBB / Baa3 / BBB+	50,354	5.5	Yes	$411,326	$8.17	1/31/2017	NA	NA	4, 5-year options
Total Anchors		592,110	65.1%

Major Tenants
OfficeMax	NR / Caa1 / B-	28,400	3.1%	Yes	$386,513	$13.61	1/31/2015	$119	11.5%	1, 2-year option
HHGregg	NR / NR / NR	25,439	2.8	Yes	$241,671	$9.50	4/30/2020	$368	2.6%	3, 5-year options
The Gap / The Gap Kids	BBB- / Baa3 / BBB-	14,104	1.6	Yes	$571,071	$40.49	5/31/2017	$159	25.5%(3)	NA
Shoe Dept. Encore	NR / NR / NR	12,597	1.4	Yes	$264,537	$21.00	6/30/2023	$112	18.7%	NA
KISS Theatre Company	NR / NR / NR	12,508	1.4	Yes	$25,016	$2.00	1/31/2015	NA	NA	1, 5-year option
CVS	BBB+ / Baa1 / BBB+	10,400	1.1	Yes	$50,721	$4.88	10/31/2016	$116	5.1%	NA
Total Major Tenants		103,448	11.4%

Occupied In-line		180,861	19.9%		$8,318,792	$46.00		$396	11.6%
Vacant Spaces		33,338	3.7%		$0	$0.00
Total Owned SF		909,757	100.0%
Total SF		909,757	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Total Rent, Tenant Sales and Actual Occupancy Cost as of TTM October 31, 2013.
(3)
A downward underwriting adjustment was taken for those tenants above a 20.0% occupancy cost, decreasing total rent to an amount which results in a 20.0% occupancy cost (excluding restaurant and salon tenants).

(4)	J.C. Penney subleases approximately 14,114 rentable square feet to Firestone Tire.
(5)	Gross Sales for J.C. Penney, Bon-Ton and Sears were $15.4 million, $10.4 million and $8.9 million, respectively.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Wyoming Valley Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Actual Occupancy Cost(2)(3)	Renewal / Extension Options
The Gap / The Gap Kids	BBB- / Baa3 / BBB-	14,104	1.6%	$447,458	5.3%	$31.73	5/31/2017	$159	25.5%(3)	NA
Macy’s Men’s & Home Furniture	BBB / Baa3 / BBB+	50,354	5.5	347,094	4.1	6.89	1/31/2017	NA	NA	4, 5-year options
Sears	B- / B3 / CCC+	117,477	12.9	325,709	3.9	2.77	8/1/2016	$97	4.3%	3, 5-year options
Champ Sports	NR / NR / NR	5,291	0.6	296,825	3.5	56.10	1/31/2023	$602	12.1%	NA
J.C. Penney(4)	CCC/ Caa1/ CCC+	172,860	19.0	278,305	3.3	1.61	4/30/2017	$89	2.7%	4, 5-year options
Macy’s	BBB / Baa3 / BBB+	96,027	10.6	271,426	3.2	2.83	1/31/2017	NA	NA	4, 5-year options
Shoe Dept. Encore	NR / NR / NR	12,597	1.4	264,537	3.2	21.00	6/30/2023	$112	18.7%	NA
Bon-Ton Stores	NR / Caa2 / B-	155,392	17.1	242,412	2.9	1.56	1/31/2017	$68	4.1%	4, 5-year options
HHGregg	NR / NR / NR	25,439	2.8	241,671	2.9	9.50	4/30/2020	$368	2.6%	3, 5-year options
Victoria’s Secret	BB+ / Ba1 / BB+	8,472	0.9	220,272	2.6	26.00	1/31/2018	$514	8.4%	NA
Ten Largest Owned Tenants		658,013	72.3%	$2,935,710	35.0%	$4.46
Remaining Owned Tenants		218,406	24.0	5,457,530	65.0	24.99
Vacant Spaces (Owned Space)		33,338	3.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		909,757	100.0%	$8,393,240	100.0%	$9.58

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales and Actual Occupancy Cost as of TTM October 31, 2013.
(3)
A downward underwriting adjustment was taken for those tenants above a 20.0% occupancy cost, decreasing total rent to an amount which results in a 20.0% occupancy cost (excluding restaurant and salon tenants).

(4)	J.C. Penney subleases approximately 14,114 rentable square feet to Firestone Tire.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

The following table presents certain information relating to the lease rollover schedule at the Wyoming Valley Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	1,375	0.2%	0.2%	$59,250	0.7%	$43.09	2
2014	38,798	4.3	4.4%	1,196,424	14.3	30.84	18
2015	58,958	6.5	10.9%	771,934	9.2	13.09	9
2016	143,598	15.8	26.7%	1,006,584	12.0	7.01	10
2017(1)	514,206	56.5	83.2%	2,356,098	28.1	4.58	15
2018	28,046	3.1	86.3%	812,775	9.7	28.98	10
2019	18,127	2.0	88.3%	455,975	5.4	25.15	4
2020	25,439	2.8	91.1%	241,671	2.9	9.50	1
2021	5,114	0.6	91.6%	114,315	1.4	22.35	2
2022	14,203	1.6	93.2%	487,764	5.8	34.34	6
2023	19,643	2.2	95.4%	647,504	7.7	32.96	4
2024	7,361	0.8	96.2%	129,777	1.5	17.63	1
2025 & Thereafter	1,551	0.2	96.3%	113,169	1.3	72.96	2
Vacant	33,338	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	909,757	100.0%		$8,393,240	100.0%	$9.58	84

(1)
J.C. Penney, Bon-Ton, Macy’s, Macy’s Men’s & Home Furniture and The Gap leases all expire in 2017. At origination, $1,615,000 was funded into a TI/LC reserve, and $1.00 per SF per year will be collected on a monthly basis through 2017. Additionally, $92,333 will be funded into the TI/LC reserve each month for the first 15 months.

The following table presents certain information relating to historical leasing at the Wyoming Valley Mall Property:

Historical Leased %
	2010	2011	2012	As of 9/30/2013
Owned Space	97.5%	97.1%	97.6%	96.3%

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Wyoming Valley Mall Property:

Cash Flow Analysis

	2010	2011	2012	TTM 9/30/2013	Underwritten(1)	Underwritten $ per SF
Base Rent	$7,920,427	$7,881,768	$8,035,557	$8,333,701	$8,393,240	$9.23
Percentage Rent(2)	448,826	516,862	444,789	331,331	53,189	0.06
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	1,142,666	1.26
Total Rent(3)	$8,369,253	$8,398,630	$8,480,346	$8,665,032	$9,589,095	$10.54
Total Reimbursables	5,605,141	5,412,895	4,454,862	4,678,019	4,890,814	5.38
Other Income(4)	1,145,559	1,063,985	985,318	887,377	887,377	0.98
Vacancy & Credit Loss	0	0	0	0	(1,381,779)	(1.52)
Effective Gross Income	$15,119,953	$14,875,510	$13,920,526	$14,230,428	$13,985,507	$15.37
						0.00
Total Operating Expenses	$6,388,936	$6,099,979	$5,201,113	$5,504,185	$5,737,785	$6.31

Net Operating Income	$8,731,017	$8,775,531	$8,719,413	$8,726,243	$8,247,722	$9.07
TI/LC	0	0	0	0	909,757	1.00
Capital Expenditures	0	0	0	0	218,342	0.24
Net Cash Flow	$8,731,017	$8,775,531	$8,719,413	$8,726,243	$7,119,623	$7.83

(1)
Underwritten cash flow based on the 9/30/2013 rent roll with contractual rent steps taken through 9/30/2014, and a downward adjustment for those tenants above a 20.0% occupancy cost to the equivalent total rent that results in a 20.0% occupancy cost (excluding restaurant and salon tenants). This occupancy cost adjustment resulted in the exclusion of $207,000 of rental income.

(2)	Reduction from TTM to Underwritten is primarily due to tenants converting from percent-in-lieu to fixed rent.
(3)	Underwriting reflects an economic vacancy of 5.0% which is greater than the in place vacancy of 3.7%.
(4)	Other income is primarily comprised of specialty leasing income. Other Income also includes lease termination penalties, marketing income and ancillary income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

■
Appraisal. According to the appraisal, the Wyoming Valley Mall Property had an “as is” appraised value of $122,000,000 as of July 31, 2013 and is expected to have an “as-stabilized” appraised value of $131,000,000 as of August 1, 2015.

■
Environmental Matters. A Phase I environmental report, dated November 6, 2013, recommended no further action other than adhering to an operations and maintenance (O&M) plan to address asbestos presence. The O&M plan was established on December 2, 2013.

■
Market Overview and Competition. The Wyoming Valley Mall Property is a super-regional mall located in Wilkes-Barre, Pennsylvania and is the largest enclosed mall in Northeast Pennsylvania. The closest competing super-regional mall identified in the appraisal is approximately 18.0 miles from the Wyoming Valley Mall Property, located in Scranton, Pennsylvania. The nearest competing property is The Mall at Steamtown, a regional mall which is 15.0 miles away. The Mall at Steamtown is currently 83.0% occupied and Bon-Ton, one of its anchors, recently announced its impending closure at the property. As of 2013, the population within a five mile radius of the Wyoming Valley Mall Property was 115,571 with an average household income of $50,148. Per the appraisal, the occupancy for the competitive set is 93.0% while the occupancy at the Wyoming Valley Mall Property is 96.3%.

The following table presents certain information relating to the primary competition for the Wyoming Valley Mall Property:

Competitive Set(1)(2)
	Wyoming Valley Mall	The Mall at Steamtown	Viewmont Mall	Laurel Mall
Distance from Subject	-	15.0 miles	18.0 miles	25.0 miles
Property Type	Super-Regional Mall	Regional Center	Super-Regional Mall	Regional Center
Year Built	1971	1993	1968	1972
Total GLA	909,757	563,774	747,194	618,447
Total Occupancy	96.3%	83.0%	98.0%	90.0%
Anchors	J.C. Penney, Bon-Ton, Sears, Macy’s	Boscov’s, Boscov’s Furniture Outlet	Macy’s, Sears, J.C. Penney	Boscov’s, J.C. Penney, K- Mart

(1)	Source: Appraisal.
(2)	Appraiser determined competitive set properties based on comparable retail shop and pad rents.

■
The Borrower. The borrower is PR Wyoming Valley Limited Partnership, a single-purpose, single-asset entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Wyoming Valley Mall Loan. PREIT Associates, L.P., an affiliate of the Pennsylvania Real Estate Investment Trust (“PREIT”; NYSE PEI), the general partner and owner of approximately 97.0% of the ownership interests in PREIT Associates, L.P., is the non-recourse carveout guarantor under the Wyoming Valley Mall Loan. PREIT was founded in 1960 and was one of the first equity REITs in the United States. PREIT primarily focuses on retail shopping malls, with a portfolio comprised of approximately 23.9 million SF, consisting of 46 properties, including 36 shopping malls, six strip and power centers, and three development properties. As of January 7, 2014, PREIT had a market value of $1.3 billion based on a stock price of $19.08 per share.

■
Escrows. On the origination date, the borrower funded aggregate reserves of $4,036,585 with respect to the Wyoming Valley Mall Property comprised of: (i) $1,036,585 for real estate taxes, (ii) $1,615,000 for future tenant improvements and leasing commissions and (iii) $1,385,000 for a replacement reserve that includes roof repairs, parking lot re-pavement and HVAC maintenance, amongst other things.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Wyoming Valley Mall Property: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period (unless the borrower has obtained an acceptable blanket and/or umbrella insurance policy, in which case insurance reserves will be waived), initially $148,084 per month for taxes and waived for insurance premiums, (ii) a replacement reserve in the amount of $18,195 per month and (iii) a tenant improvement and leasing commission reserve, in an amount determined as follows: (A) initially, $75,813 per month, (B) if, after January 1, 2016, there is no default and all Wyoming Valley Mall Anchor Tenants renew or extend their respective leases or have been replaced, the monthly amount will be reduced to $45,488 per month and any funds in excess of $500,000 in this reserve will be returned to borrower, (C) beginning with the August 2018 due date, the amount will increase, once again, to $75,813 per month, and (D) if at any time, all Wyoming Valley Mall Anchor Tenants have either renewed or extended their respective leases or been replaced and the expiration dates of all 4 such leases extend beyond the scheduled maturity date of the Wyoming Valley Mall Loan, once again, the amount will be reduced to $45,488 per month and any funds in excess of $500,000 in this reserve will be returned to the borrower, and (E) for the first 15 due dates, an additional $92,333 per month (initially, a total of $168,146 per month).

In addition, on each due date during the continuance of a Cash Sweep Period (as defined below), all remaining excess cash flow generated by the Wyoming Valley Mall Property after payment of debt service due on such monthly due date, all required reserve deposits described above due on such monthly due date and any other sums due and owed under the loan documents, are required to be deposited into a Wyoming Valley Mall Anchor Tenant rollover reserve or an excess cash reserve, provided that funds sufficient to cover approved operating and extraordinary expenses for such month will be paid to the borrower.

A “Cash Sweep Period” means a period (A) commencing upon (i) the occurrence of an event of default under the loan documents, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the failure by the borrower, after the end of two consecutive calendar quarters, to maintain a debt service coverage ratio for the Wyoming Valley Mall Property (based on trailing 12 calendar months and as determined by lender) of at least 1.25x on a 30-year amortizing basis or (iv) commencement of a Wyoming Valley Mall Anchor Tenant Trigger Event and (B) expiring upon (w) in the case of clause (i) above, the cure (if applicable) of such event of default, (x) in the case of a bankruptcy action of the manager only, the borrower replaces the manager with a qualified manager under a replacement management agreement, (y) in the case of clause (iii) above, the achievement of a debt service coverage ratio of the Wyoming Valley Mall Property (based on trailing 12 calendar months and as determined by lender) of 1.30x or greater for two consecutive calendar quarters or (z) in the case of clause (iv) above, the cure of the applicable Wyoming Valley Mall Anchor Tenant Trigger Event.

“Wyoming Valley Mall Anchor Tenant” means J.C. Penney Corporation Inc. (“J.C. Penney”), The Bon-Ton Department Stores, Inc. (“Bon-Ton”), Macy’s Retail Holdings, Inc. (“Macy’s”) and Sears Roebuck & Co. (“Sears”), together with any replacement tenant occupying the related demised premises under a lease of roughly the same square feet as such original Wyoming Valley Mall Anchor Tenant.

A “Wyoming Valley Mall Anchor Tenant Trigger Event” means that any Wyoming Valley Mall Anchor Tenant (i) has given notice of its intent to vacate, (ii) has failed to give notice of renewal prior to the date required under its lease (six months notice for J.C. Penney and Bon-Ton and 12 months notice for Macy’s and Sears), (iii) ceases operations, vacates or abandons its demised premises, or (iv) becomes a debtor in a bankruptcy action, and (a) the lease is rejected in a bankruptcy action or (b) is delinquent for 120 days or more.

■
Lockbox and Cash Management. The Wyoming Valley Mall Loan requires a hard lockbox with springing cash management. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account, which the borrower has the right to withdraw from unless a Cash Sweep Period has occurred and is continuing. The loan documents also require that all cash revenues relating to the Wyoming Valley Mall Property and all other money received by the borrower or the property manager be deposited into the lockbox account by the end of the first business day following the borrower’s or the property manager’s receipt of such money. During a Cash Sweep Period, all amounts in the lockbox account will be swept to a lender-controlled

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYOMING VALLEY MALL

cash management account on a daily basis. During the continuance of a Wyoming Valley Mall Anchor Tenant Trigger Event, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly reserves (“Wyoming Valley Mall Excess Cash”) be reserved and held in a Wyoming Valley Anchor Tenant rollover reserve account for application to approved tenant improvement and leasing commission costs incurred with re-letting space occupied by the Wyoming Valley Mall Anchor Tenants. Further, during the continuance of a Cash Sweep Period not caused by a Wyoming Valley Mall Anchor Tenant Trigger Event, the loan documents require that all Wyoming Valley Mall Excess Cash be reserved and held as additional collateral for the Wyoming Valley Mall Loan. During the continuance of an event of default under the Wyoming Valley Mall Loan, the lender may apply any funds in the cash management account to amounts payable under the Wyoming Valley Mall Loan and/or toward the payment of expenses of the Wyoming Valley Mall Property, in such order of priority as the lender may determine.

■
Property Management. The Wyoming Valley Mall Property is currently managed by PREIT Services LLC, an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Wyoming Valley Mall Property may not be managed by any other party, other than a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender may replace or require the borrower to replace the property manager (i) during the continuance of an event of default under the Wyoming Valley Mall Loan, (ii) during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, (iii) if 50.0% or more of the direct or indirect ownership interests in the property manager has been transferred or upon change of control of the property manager, (iv) if the debt service coverage ratio determined under the loan documents is less than 1.05x, or (v) upon the bankruptcy or insolvency of the property manager.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as lender determines that either (i) prudent owners of real estate comparable to the Wyoming Valley Mall Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Wyoming Valley Mall Property, plus 18 months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Release of Collateral. Pursuant to its lease, Macy’s (excluding the Macy’s Men’s & Home Furniture portion) has the right to purchase its leased premises at any time until January 31, 2015. The Macy’s premises may be released as collateral for the Wyoming Valley Mall Loan in conjunction with any such purchase provided, among other things, the borrower has paid to the lender an amount equal to $2,224,918 (120% of the allocated loan amount) together with the applicable yield maintenance premium. Additionally, pursuant to its lease, Bon-Ton has the right to purchase its leased premises plus a contiguous parking area (determined based on the gross leasable demised premises at the time of exercise) at any time. The Bon-Ton premises and such contiguous parking area may be released as collateral for the Wyoming Valley Mall Loan in conjunction with any such purchase provided, among other things, the borrower has paid to the lender an amount equal to $2,378,361 (120% of the allocated loan amount) together with the applicable yield maintenance premium (in the event such purchase option is exercised prior to the second anniversary of the securitization Closing Date).

■
Material Alteration. In addition to the purchase option described above, Bon-Ton has the right, pursuant to its lease, to require the borrower, as landlord, to construct additional third floor space of approximately 80,000 SF, at the portion of the Wyoming Valley Mall Property demised to Bon-Ton, if at the time of such election there are not less than 15 years remaining under such lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BLUE DOORS STORAGE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLUE DOORS STORAGE PORTFOLIO

CARTIFACT
MAP © 2014 CARTIFACT · DATA © BROADMAP
MISSOURI
KENTUCKY
VIRGINIA
NORTH CAROLINA
Nashville
TENNESSEE
Knoxville
ARKANSAS
Memphis
Little Rock
Charlotte
SOUTH CAROLINA
Atlanta
Birmingham
GEORGIA
MISSISSIPPI
ALABAMA
Macon
Shreveport
Jackson
LOUISIANA
TEXAS
Mobile
Tallahassee
Jacksonville
Atlantic Ocean
Houston
New Orleans
FLORIDA
Gulf of Mexico
1
2
3
4
5
6
7

Huntersville
High Shoals
Stanley
Dallas
Ranlo
Mt Holly
Bessemer City
Gastonia
Lowell
Belmont
Charlotte
CHARLOTTE/DOUGLAS INT'L AIRPORT
Clover
Pineville
Tega Cay
York
Fort Mill
1
2
3
4

5
ROYAL OAKS
DUCK LAKE POINT
LAKE BREEZE
BOBBIN BROOK
LAKESHORE
HUNTINGTON ESTATES
ROSE HOLLOW
HIDDEN VALLEY
WOODGATE
6
SENIC HEIGHTS
SWEETWATER OAKS
OLDTOWN
AVONDALE
Tallahassee
DOWNTOWN
COPPER CREEK
MABRY MANOR
ELBERTA EMPIRE
CALLEN
OLD SAINT AUGUSTINE
TWIN LAKES
LIBERTY PARK
BEACON HILL
THREE LANTERNS
LAKEWOOD
OAK RIDGE
TALLAHASSEE REGIONAL AIRPORT

Little Flock
N WALTON BLVD
SW 2ND ST
E CENTRAL AVE
Bentonville
SE 14TH ST
Northwest Arkansas Comm College
W HUDSON RD
7
Links at Bentonville Golf Club
BENTONVILLE MUNICIPAL AIRPORT
SE WALTON BLVD
W WALNUT ST
Rogers
W NEW HOPE RD

BLUE DOORS STORAGE PORTFOLIO

1	Blue Doors Carolinas	930 Retail Drive	Fort Mill, SC
2	Blue Doors Carolinas	2527 Little Rock Road	Charlotte, NC
3	Blue Doors Carolinas	4023 East Franklin Boulevard	Gastonia, NC
4	Blue Doors Carolinas	935 North New Hope Road	Gastonia, NC
5	Blue Doors Tallahassee	5600 Roanoke Trail	Tallahassee, FL
6	Blue Doors Tallahassee	5086 Tennessee Capital Boulevard	Tallahassee, FL
7	Blue Doors Bentonville	2110 Southeast J Street	Bentonville, AR

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLUE DOORS STORAGE PORTFOLIO

Mortgaged Property Information(1)		Mortgage Loan Information(2)
Number of Mortgaged Properties	7	Loan Seller		SMF I
Location (City/State)	Various	Cut-off Date Principal Balance		$25,790,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$53.50
Size (SF)	482,071	Percentage of Initial Pool Balance		2.3%
Total Occupancy as of 11/8/2013	85.4%	Number of Related Mortgage Loans		3
Owned Occupancy as of 11/8/2013	85.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.14500%
Appraised Value(3)	$38,640,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$4,117,203
Underwritten Expenses	$1,657,216	Escrows
Underwritten Net Operating Income (NOI)	$2,459,988		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,411,781	Taxes	$80,895	$21,488
Cut-off Date LTV Ratio(3)(4)	66.7%	Insurance	$68,914	$7,657
Maturity Date LTV Ratio(3)(4)	59.3%	Replacement Reserves	$0	$4,017
DSCR Based on Underwritten NOI / NCF(4)	1.46x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(4)	9.5% / 9.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,790,000	65.6%	Purchase Price	$38,400,000	97.7%
Principal New Cash Contribution	13,519,935	34.4	Closing Costs	760,126	1.9
			Reserves	149,809	0.4

Total Sources	$39,309,935	100.0%	Total Uses	$39,309,935	100.0%

(1)
The Blue Doors Storage Portfolio crossed loan group consists of three Mortgage Loans, secured by the Mortgaged Properties identified on Annex A to the Free Writing Prospectus as Blue Doors Carolinas, Blue Doors Tallahassee and Blue Doors Bentonville, that are cross-collateralized and cross-defaulted with each other.

(2)
Each of the Mortgage Loans in the Blue Doors Storage Portfolio crossed loan group may be released from the cross-collateralization and cross-default provided certain conditions are satisfied.  See “Description of the Mortgage Pool–Certain Terms of the Mortgage Loans–Partial Releases and Substitution” in the Free Writing Prospectus.

(3)
The Appraised Value of $38,640,000 takes into account the appraiser’s estimated value of the Blue Doors Carolinas properties as a portfolio that consists of four individual properties. The Appraised Value, Cut-off Date LTV Ratio and Maturity Date LTV Ratio assuming the values of the Blue Doors Carolinas properties as individual properties are $37,560,000, 68.7% and 61.0%, respectively. See “—Appraisal” below.

(4)
The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR Based on Underwritten NOI / NCF and the Debt Yield Based on Underwritten NOI / NCF of the Blue Doors Carolinas Loan, the Blue Doors Tallahassee Loan and the Blue Doors Bentonville Loan are presented in the aggregate.

■
The Mortgage Loans.  The mortgage loans (the “Blue Doors Carolinas Loan”, the “Blue Doors Tallahassee Loan” and the “Blue Doors Bentonville Loan”, together, the “Blue Doors Storage Portfolio Loans”) are cross-collateralized and cross-defaulted with one another and evidenced by notes in the original principal amounts of $13,990,000, $8,970,000 and $2,830,000, respectively, and are secured by first mortgages encumbering seven self storage properties located in four different states (the “Blue Doors Storage Portfolio Properties”).  The Blue Doors Storage Portfolio Loans were originated by Starwood Mortgage Capital LLC and were subsequently acquired by Starwood Mortgage Funding I LLC.  The Blue Doors Storage Portfolio Loans were originated on December 13, 2013 and represent approximately 2.3% of the Initial Pool Balance.  The Blue Doors Storage Portfolio Loans have an aggregate outstanding principal balance as of the Cut-off Date of $25,790,000 and have an interest rate of 5.14500% per annum.  The proceeds of the Blue Doors Storage Portfolio Loans were primarily used to purchase the Blue Doors Storage Portfolio Properties and to fund reserves and other closing costs in connection with the origination of the Blue Doors Storage Portfolio Loans.

Each of the Blue Doors Storage Portfolio Loans had an initial term of 120 months and has a remaining term of 120 months.  The Blue Doors Storage Portfolio Loans require payments of interest only for the initial 36 months of the loan term and then payments of principal and interest based on a 30-year amortization schedule for the remainder of the loan term.  The Blue Doors Storage Portfolio Loans are scheduled to mature on January 6, 2024.  Voluntary prepayment of the Blue Doors Storage Portfolio Loans is prohibited prior to October 6, 2023.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLUE DOORS STORAGE PORTFOLIO

■	The Mortgaged Properties. The Blue Doors Storage Portfolio Properties consist of seven self storage properties located across four states totaling 482,071 SF.

The following table presents certain information relating to the Blue Doors Storage Portfolio Properties:

Property Address	City	State	Allocated Cut- off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
Blue Doors Carolinas
930 Retail Drive	Fort Mill	SC	$5,265,000	70,040	89.8%	2006	NAP	$461,417
2527 Little Rock Road	Charlotte	NC	3,820,000	65,010	91.9%	2008	NAP	317,523
4023 East Franklin Boulevard	Gastonia	NC	3,435,000	65,370	81.9%	2007	NAP	236,480
935 North New Hope Road	Gastonia	NC	1,470,000	40,356	82.3%	2006	NAP	123,381
			$13,990,000	240,776	87.0%			$1,138,802
Blue Doors Tallahassee
5600 Roanoke Trail	Tallahassee	FL	5,730,000	66,630	90.8%	2005	NAP	641,566
5086 Tennessee Capital Boulevard	Tallahassee	FL	3,240,000	92,985	68.6%	1988	2006	305,898
			$8,970,000	159,615	77.8%			$947,464
Blue Doors Bentonville
2110 Southeast J Street	Bentonville	AR	2,830,000	81,680	95.4%	2004	NAP	325,515
			$2,830,000	81,680	95.4%			$325,515

Total / Wtd. Avg. Portfolio			$25,790,000	482,071	85.4%			$2,411,781

(1)	As provided by the borrowers and represents occupancy as of November 8, 2013.

The following table presents certain information relating to historical leasing at the Blue Doors Storage Portfolio Properties:

Historical Leased %(1)
Property Address	2010(2)	2011(2)	2012	As of 11/8/2013
Blue Doors Carolinas
930 Retail Drive	NAV	NAV	87.2%	89.8%
2527 Little Rock Road	NAV	NAV	73.8%	91.9%
4023 East Franklin Boulevard	NAV	NAV	71.5%	81.9%
935 North New Hope Road	NAV	NAV	84.1%	82.3%
	NAV	NAV	78.8%	87.0%
Blue Doors Tallahassee
5600 Roanoke Trail	75.9%	77.7%	82.1%	90.8%
5086 Tennessee Capital Boulevard	73.2%	67.1%	68.8%	68.6%
	74.3%	71.5%	74.4%	77.8%
Blue Doors Bentonville
2110 Southeast J Street	77.6%	88.8%	97.6%	95.4%
	77.6%	88.8%	97.6%	95.4%

Total / Wtd. Avg. Portfolio(3)	75.4%	77.4%	80.5%	85.4%

(1)	As provided by the borrowers and represents occupancy as of December 31, unless otherwise indicated.
(2)
The Blue Doors Carolinas properties were acquired by the prior owner of the properties, which owner conveyed the Blue Doors Carolinas properties to the borrower, through an REO sale in November 2011 and as such historical leased percentages are not available for such properties.

(3)	Historical leased for 2010 and 2011 calculated based on leasing and square footage of the Blue Doors Tallahassee and Blue Doors Bentonville properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLUE DOORS STORAGE PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Blue Doors Storage Portfolio Properties:

Cash Flow Analysis(1)
	2011(2)	2012	TTM 10/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$2,372,487	$3,786,411	$4,287,921	$5,396,016	$11.19
Gross Up Vacancy	0	0	0	0	0.00
Total Rent Revenue	$2,372,487	$3,786,411	$4,287,921	$5,396,016	$11.19
Other Income(3)	163,842	290,530	340,291	340,291	0.71
Less Vacancy & Credit Loss	(656,612)	(673,074)	(704,185)	(1,619,104)	(3.36)
Effective Gross Income	$1,879,717	$3,403,867	$3,924,027	$4,117,203	$8.54

Total Operating Expenses	$817,095	$1,512,868	$1,537,223	$1,657,216	$3.44

Net Operating Income	$1,062,622	$1,890,999	$2,386,804	$2,459,988	$5.10
Replacement Reserves	0	0	0	48,207	0.10
Net Cash Flow	$1,062,622	$1,890,999	$2,386,804	$2,411,781	$5.00

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
2011 financials excludes the Blue Doors Carolinas properties; as such properties were acquired by the prior owner of the properties, which owner conveyed the Blue Doors Carolinas properties to the borrower, from a bank REO sale in November 2011.

(3)	Other Income consists of fee income, insurance premium income, merchandise sales income and truck rental income.

■
Appraisal.  According to the appraisals, the Blue Doors Storage Portfolio Properties had an “as-is” appraised value of $38,640,000 as of an effective date ranging from November 6, 2013 to November 18, 2013. The “as-is” appraised value of $38,640,000 takes into account the appraiser’s estimated value of the Blue Doors Carolinas properties as a portfolio that consists of four individual properties. The appraised value assuming the values of the Blue Doors Carolinas properties as individual properties is $37,560,000.

■
Environmental Matters.  According to the Phase I environmental reports, dated from June 21, 2013 to October 3, 2013, there are no recognized environmental conditions or recommendations for further action at the Blue Doors Storage Portfolio Properties.

■
The Borrowers.  The borrowers are three Delaware limited liability companies, each a single-purpose entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Blue Doors Storage Portfolio Loans. The guarantor of the non-recourse carveouts under the Blue Doors Storage Portfolio Loans is Blue Doors Storage Fund I, L.P.

■
Escrows.  On the origination date, the borrowers funded escrow reserves in the amount of $80,895 in respect of certain real estate tax expenses and $68,914 in respect of certain insurance expenses. On each due date, the borrowers are required to fund (1) tax and insurance reserves in an aggregate amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12 month period and (2) replacement reserves in the aggregate monthly amount of $4,017.

■	Lockbox and Cash Management. None.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLUE DOORS STORAGE PORTFOLIO

■
Property Management. The Blue Doors Storage Portfolio Properties are currently managed by Blue Doors Property Management, LLC pursuant to certain management agreements. Pursuant to the terms of the Blue Doors Storage Portfolio Loans, the Blue Doors Storage Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received. During any of (i) the continuance of an event of default under the Blue Doors Storage Portfolio Loans, (ii) the continuance of a material default by the property manager under the management agreements beyond any applicable notice and cure period, (iii) upon the filing of a bankruptcy petition or a similar event with respect to the property manager or (iv) if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrowers to terminate the management agreements and replace the property manager with a new property manager selected by the borrowers, subject to the lender’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■
Mezzanine or Secured Subordinate Indebtedness.  Future subordinate mezzanine financing is permitted for each of the Blue Doors Storage Portfolio Loans, provided, among other things, (i) the mezzanine loan together with the Blue Doors Storage Portfolio Loans have a combined loan-to-value ratio of no greater than 75%; (ii) the mezzanine loan together with the Blue Doors Storage Portfolio Loans have a combined debt yield of no less than 8.5%; (iii) the debt service coverage ratio (taking into account the mezzanine loan and the Blue Doors Storage Portfolio Loans) is at least 1.25x; (iv) the mezzanine lender under the mezzanine loan is a qualified lender (as defined in the loan documents); (v) the mezzanine lender has entered into an acceptable intercreditor agreement and (vi) the mezzanine loan will be required to mature no earlier than the maturity date under the Blue Doors Storage Portfolio Loans.

■
Terrorism Insurance.  The borrowers are required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Blue Doors Storage Portfolio Properties, plus 12 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Blue Doors Storage Portfolio Properties are separately allocated under the blanket policy and that certain requirements are satisfied. In the event that TRIPRA discontinues, the borrowers are not required to spend for terrorism insurance coverage more than two times the premium for a separate special-form all-risk insurance policy or similar policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

W LASKEY RD
MONROE ST
51
Westmarket Plaza
Toledo
1
2
3
TALMADGE RD
Westfield Franklin Park Mall
W SYLVANIA AVE
475
MICHIGAN
OHIO
W STERNS RD
SECOR RD
LEWIS AVE
S TELEGRAPH RD
S DIXIE HWY
SUDER AVE
75
Bedford Hills Golf Course
W ALEXIS RD
N DETROIT AVE
Maumee Bay
Detwiler Golf Course
Wildwood Preserve Metropark
Woodlawn Cemetery
280
W CENTRAL AVE
N MCCORD RD
N REYNOLDS RD
Ottawa Park
W BANCROFT ST
University of Toledo
DOWNTOWN TOLEDO
LAGRANGE ST
CHERRY ST
Collins Park Golf Course
DORR ST
Inverness Club
University of Toledo-Scott Park
Oregon
HILL AVE
Resurrection Cemetery
NAVARRE AVE
25
2
ANGOLA RD
University of Toledo-Health Science
BROWN RD
WOODVILLE RD
Holland
Swan Creek Preserve Metropark
Maumee River
Northwood
Woodville Mall
OREGON RD
GARDEN RD
Owens Community College
Walbridge
90
80
SALISBURY RD
MAUMEE WESTERN RD
FORD ST
Belmont Country Club
24
METCALF FIELD
MONCLOVA RD
Perrysburg
20
CARTIFACT

TOLEDO RETAIL PORTFOLIO

1	Monroe Street Portfolio	5107-5115 and 5135-5203 Monroe Street	Toledo, OH
2	Monroe Street Market Square	5329-5333 Monroe Street	Toledo, OH
3	Shops at Franklin Place	5223-5225 Monroe Street	Toledo, OH

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		GSMC
Location (City/State)	Toledo, Ohio	Cut-off Date Principal Balance		$24,087,500
Property Type	Retail	Cut-off Date Principal Balance per SF		$59.68
Size (SF)	403,616	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 12/16/2013	92.1%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 12/16/2013	92.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		5.16100%
Appraised Value	$33,050,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$3,662,579
Underwritten Expenses	$1,073,293	Escrows
Underwritten Net Operating Income (NOI)	$2,589,286		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,327,651	Taxes	$348,521	$58,087
Cut-off Date LTV Ratio	72.9%	Insurance	$41,815	$3,217
Maturity Date LTV Ratio	61.8%	Replacement Reserves	$0	$5,242
DSCR Based on Underwritten NOI / NCF	1.64x / 1.47x	TI/LC(2)	$0	$10,417
Debt Yield Based on Underwritten NOI / NCF	10.7% / 9.7%	Other(3)	$773,570	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,087,500	77.1%	Purchase Price	$29,616,297	94.8%
Principal’s New Cash Contribution	7,154,126	22.9	Reserves	1,163,906	3.7
			Closing Costs	461,423	1.5

Total Sources	$31,241,626	100.0%	Total Uses	$31,241,626	100.0%

(1)	An indirect owner of the borrowers is also an indirect owner of the borrowers of the Great Lakes Plaza Loan.
(2)	TI/LC reserve is capped at $550,000.
(3)	Other reserves include Office Depot reserve ($500,000), deferred maintenance reserve ($145,055) and unfunded tenant obligations ($128,515). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Toledo Retail Portfolio Loan”) is evidenced by a note in the original principal amount of $24,087,500 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in three anchored retail centers located in Toledo, Ohio (collectively, the “Toledo Retail Portfolio Properties”).  The Toledo Retail Portfolio Loan was originated by Goldman Sachs Mortgage Company on December 20, 2013 and represents approximately 2.2% of the Initial Pool Balance.  The note evidencing the Toledo Retail Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $24,087,500 and has an interest rate of 5.16100% per annum.  The borrowers utilized the proceeds of the Toledo Retail Portfolio Loan to acquire the Toledo Retail Portfolio Properties.

The Toledo Retail Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months.  The Toledo Retail Portfolio Loan requires monthly payments of interest only for the initial 12 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2024.  The Toledo Retail Portfolio Loan may be voluntarily prepaid on any due date on or after the due date in January 2016 with the payment of a prepayment fee equal the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid.  Voluntary prepayment of the Toledo Retail Portfolio Loan is permitted on or after October 6, 2023 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  The Toledo Retail Portfolio Properties consist of three anchored retail properties located in Toledo, Ohio which were constructed between 1970 and 2005.  The Toledo Retail Portfolio Properties are located in the Toledo metropolitan statistical area along Monroe Street.  The collateral securing the Toledo Retail Portfolio Loan totals approximately 403,616 SF and includes tenants such as Gabriel Brothers, Bed Bath & Beyond, Hobby Lobby and Target (ground lease).  The remainder of the Toledo Retail Portfolio Properties are predominantly occupied by other national retailers including Golf Galaxy, Office Depot, Pier 1 Imports and GameStop.  As of December 16, 2013, Total Occupancy and Owned Occupancy were both 92.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

The following table presents certain information relating to the Toledo Retail Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Cut-off Date Allocated Loan Amount	% of Cut- off Date Allocated Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Monroe Street Portfolio	Toledo	OH	110,504	92.8%	$10,350,000	43.0%	1971, 2005 / NAP	$13,800,000	$889,520	$8.05
Monroe Street Market Square	Toledo	OH	125,654	81.1%	7,700,000	32.0	1970, 1990 / NAP	11,200,000	795,309	6.33
Shops at Franklin Place	Toledo	OH	167,458	100.0%	6,037,500	25.1	1990 / NAP	8,050,000	642,822	3.84
Total / Wtd. Avg.			403,616	92.1%	$24,087,500	100.0%		$33,050,000	$2,327,651	$5.77

(1)	Occupancy as of December 16, 2013.

The following table presents certain information relating to the major tenants at the Toledo Retail Portfolio Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (3)	Occupancy Cost	Renewal / Extension Options
Gabriel Brothers	NR / NR / NR	50,514	12.5%	$387,500	13.3%	$7.67	2/29/2024	NA	NA	2, 5-year options
Bed Bath & Beyond	NR / NR / NR	32,154	8.0	386,100	13.2	12.01	1/31/2021	NA	NA	4, 5-year options
Hobby Lobby	NR / NR / NR	55,000	13.6	330,000	11.3	6.00	5/31/2029	$102	8.1%	3, 5-year options
Target	A- / A2 / A+	101,909	25.2	242,500	8.3	2.38	1/31/2016	NA	NA	5, 5-year options
Golf Galaxy	NR / NR / NR	15,035	3.7	195,455	6.7	13.00	1/31/2017	NA	NA	2, 5-year options
Office Depot	NR / Caa1 / B-	20,000	5.0	190,000	6.5	9.50	9/30/2017	NA	NA	2, 5-year options
Pier 1 Imports	NR / NR / NR	9,860	2.4	152,830	5.2	15.50	3/31/2017	NA	NA	2, 5-year options
Toledo Bier Stube	NR / NR / NR	6,000	1.5	105,000	3.6	17.50	6/30/2023	NA	NA	2, 5-year options
Red Fitness	NR / NR / NR	10,752	2.7	84,000	2.9	7.81	2/28/2020	NA	NA	NA
Rick’s City Diner	NR / NR / NR	4,800	1.2	76,800	2.6	16.00	7/31/2018	NA	NA	2, 5-year options
Ten Largest Owned Tenants		306,024	75.8%	$2,150,185	73.5%	$7.03
Remaining Owned Tenants		65,902	16.3	773,530	26.5	11.74
Vacant Spaces (Owned Space)		31,690	7.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		403,616	100.0%	$2,923,715	100.0%	$7.86

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrowers owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 6/30/2013.

The following table presents certain information relating to the lease rollover schedule at the Toledo Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	1,200	0.3	0.3%	13,200	0.5	11.00	1
2015	11,370	2.8	3.1%	139,620	4.8	12.28	6
2016	121,853	30.2	33.3%	454,430	15.5	3.73	7
2017	72,342	17.9	51.2%	865,345	29.6	11.96	13
2018	10,741	2.7	53.9%	158,520	5.4	14.76	5
2019	0	0.0	53.9%	0	0.0	0.00	0
2020	10,752	2.7	56.6%	84,000	2.9	7.81	1
2021	32,154	8.0	64.5%	386,100	13.2	12.01	1
2022	0	0.0	64.5%	0	0.0	0.00	0
2023	6,000	1.5	66.0%	105,000	3.6	17.50	1
2024	50,514	12.5	78.5%	387,500	13.3	7.67	1
2025 & Thereafter	55,000	13.6	92.1%	330,000	11.3	6.00	1
Vacant	31,690	7.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	403,616	100.0%		$2,923,715	100.0%	$7.86	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the Toledo Retail Portfolio Properties:

Cash Flow Analysis(1)
	2010(2)	2011(2)	2012(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,318,306	$2,237,160	$2,217,084	$2,923,715	$7.24
Gross Up Vacancy	0	0	0	232,740	0.58
Total Rent	$2,318,306	$2,237,160	$2,217,084	$3,156,455	$7.82
Total Reimbursables	246,837	231,613	226,837	812,913	2.01
Vacancy & Credit Loss	0	0	0	(306,788)	(0.76)
Effective Gross Income	$2,565,142	$2,468,773	$2,443,921	$3,662,579	$9.07

Total Operating Expenses	$522,973	$507,796	$523,886	$1,073,293	$2.66

Net Operating Income	$2,042,169	$1,960,977	$1,920,035	$2,589,286	$6.42
TI/LC	0	0	0	198,819	0.49
Capital Expenditures	0	0	0	62,816	0.16
Net Cash Flow	$2,042,169	$1,960,977	$1,920,035	$2,327,651	$5.77

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
2010-2012 historical operating statements do not include the Shops at Franklin Place, which are not available. 2010-2012 historical operating statements for the Monroe Street Portfolio include Total Reimbursables in Base Rent.

(3)	Underwritten cash flow based on the 12/16/2013 rent roll with rent steps through 2/28/2015.

■	Appraisal. According to the appraisal, the Toledo Retail Portfolio Properties had an “as-is” appraised value of $33,050,000 as of an effective date of October 21, 2013.

■
Environmental Matters.  According to the Phase I environmental reports, dated October 31, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at the Monroe Street Portfolio property and the Monroe Street Market Square property.

■
The Borrowers.  The borrowers are DFG-Franklin Place Shops-Red, LLC, DFG-HL Monroe, LLC, DFG-BBB Monroe, LLC, DFG-P1 Monroe, LLC and DFG-TH Retail Monroe, LLC, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Toledo Retail Portfolio Loan. Devonshire REIT, Inc. and Devonshire Operating Partnership, LP are the non-recourse carve out guarantors under the Toledo Retail Portfolio Loan.

■
Escrows. At origination, the borrowers funded (i) an escrow reserve in the amount of $348,521 in respect of taxes and $41,815 in respect of insurance premiums, (ii) a deferred maintenance reserve in the amount of $145,055 for replacing asphalt paving at the Shops at Franklin Place property, (iii) an unfunded obligations reserve in the amount of $128,515 for outstanding tenant improvement and leasing commission obligations and (iv) an escrow reserve in the amount of $500,000 to be held until the Office Depot tenant at the Monroe Street Portfolio property delivers a clean estoppel certificate.

On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period, (ii) a tenant improvement and leasing commission reserve in an amount equal to $10,417, subject to a cap of $550,000 and (iii) a capital expenditure reserve in an amount equal to $5,242.

In addition, on each due date during the continuance of a Toledo Retail Portfolio Trigger Period caused by a Target Trigger Event, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses, be held in an escrow account for purposes of reserving amounts in respect of the Target space, and those amounts will be disbursed at the direction of the borrowers when the related Toledo Retail Portfolio Trigger Period has ended.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

A “Toledo Retail Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.15x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period is greater than 1.15x; (ii) commencing upon the borrowers’ failure to deliver certain financial reports and ending when such financial reports are delivered; or (iii) commencing upon the occurrence of a Target Trigger Event and ending (a) in the case of a Target Trigger Event under clause (i) or (ii) of that definition, either (1) Target enters a renewal or extension of its lease and is in occupancy, paying rent and open for business or (2) the Target space is subject to one or more substitute leases that provide for rent equal to or greater than the market rate; (b) in the case of a Target Trigger Event under clause (iii) of that definition, either (1) the borrowers provide evidence reasonably satisfactory to the lender of the cure of the default and Target is in occupancy, paying rent and open for business or (2) to the extent the lease with Target is terminated as a result of the default, the Target space is subject to one or more substitute leases that provide for rent equal to or greater than the market rate; (c) in the case of a Target Trigger Event under clause (iv) of that definition, either (1) the lender is provided with evidence reasonably satisfactory to the lender that Target has recommenced its business and operations in the entirety of the Target space and is paying rent or (2) the Target space is subject to one or more substitute leases that provide for rent equal to or greater than the market rate; (d) in the case of a Target Trigger Event under clause (v) of that definition, either (1) Target affirms its lease during the bankruptcy proceeding, is paying rent, open for business and otherwise in compliance with the terms of its lease or (2) the Target space is subject to one or more substitute leases that provide for rent equal to or greater than the market rate, and (e) as it relates to any Target Trigger Event, (1) the borrowers are not in violation of any co-tenancy clauses set forth in the leases with the Gabriel Brothers and Golf Galaxy tenants or any replacement leases, (2) both the Gabriel Brothers and Golf Galaxy tenants (or replacement tenants) are paying rent, open for business and otherwise in compliance with the terms of their leases.

“Target Trigger Event” means the date that (i) Target gives notice of an intent to terminate or vacate all or a material portion of the its space, (ii) Target fails to give notice of renewal of its lease pursuant to the lease, (iii) the borrowers or Target have committed a default under the Target lease (beyond any applicable notice and/or cure periods) that would entitle either the borrowers or Target to terminate the lease (as determined by the lender in its reasonable discretion), (iv) Target goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for 30 days (other than casualty or condemnation or renovations or alterations pursuant to the lease), or (v) a bankruptcy petition is filed by or against Target or the lease guarantor.

■
Lockbox and Cash Management.  The Toledo Retail Portfolio Loan is structured with a springing lockbox with springing cash management, which will be established upon the commencement of the initial Toledo Retail Portfolio Trigger Period or event of default under the Toledo Retail Portfolio Loan. Provided that no Toledo Retail Portfolio Trigger Period or event of default is continuing, all revenues relating to the Toledo Retail Portfolio Properties and all other money received by the borrowers or any property manager with respect to the Toledo Retail Portfolio Properties will be required to be deposited into an operating account maintained by the borrowers. Upon the occurrence of the initial Toledo Retail Portfolio Trigger Period or event of default under the Toledo Retail Portfolio Loan, the loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account. On each business day during the continuance of a Toledo Retail Portfolio Trigger Period or event of default under the Toledo Retail Portfolio Loan, the lockbox bank will remit all amounts contained in the lockbox account to a lender-controlled cash management account. During a Toledo Retail Portfolio Trigger Period or event of default under the Toledo Retail Portfolio Loan, all revenues relating to the Toledo Retail Portfolio Properties and all other money received by the borrowers or any property manager with respect to the Toledo Retail Portfolio Properties will be required to be deposited into the lockbox account or cash management account within one business day after receipt.

On each due date during a Toledo Retail Portfolio Trigger Period that is not caused by a Target Trigger Event or, at the lender’s discretion, during an event of default under the Toledo Retail Portfolio Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and (other than in the case of an event of default) budgeted operating expenses, be held as additional collateral for the Toledo Retail Portfolio Loan.  On each due date during

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TOLEDO RETAIL PORTFOLIO

the continuance of a Toledo Retail Portfolio Trigger Period caused by a Target Trigger Event, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses, be held in an escrow account for purposes of reserving amounts in respect of the Target space, and those amounts will be disbursed at the direction of the borrowers when the related Toledo Retail Portfolio Trigger Period has ended.  During the continuance of an event of default under the Toledo Retail Portfolio Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Toledo Retail Portfolio Loan to amounts payable under the Toledo Retail Portfolio Loan and/or toward the payment of expenses of the Toledo Retail Portfolio Properties, in such order of priority as the lender may determine.

■
Property Management.  The Toledo Retail Portfolio Properties are managed by Devonshire Fund Group, LLC pursuant to a management agreement.  Under the loan documents, the Toledo Retail Portfolio Properties must remain managed by Devonshire Fund Group, LLC or any other management company approved by the lender and with respect to which the lender has received Rating Agency Confirmation.  During the continuance of an event of default under the Toledo Retail Portfolio Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to require the borrowers to replace such property manager with a property manager selected by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Toledo Retail Portfolio Properties, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Toledo Retail Portfolio Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Toledo Retail Portfolio Properties are separately allocated to the Toledo Retail Portfolio Properties and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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THE HAIER BUILDING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

The Haier Building
1356 Broadway
New York, NY 10018
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The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$23,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$362.20
Size (SF)	63,500	Percentage of Initial Pool Balance		2.1%
Total Occupancy as of 12/13/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/13/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1924 / 2005	Mortgage Rate		4.88000%
Appraised Value	$57,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$3,912,014
Underwritten Expenses	$1,065,770	Escrows
Underwritten Net Operating Income (NOI)	$2,846,244		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,691,798	Taxes	$58,134	$58,134
Cut-off Date LTV Ratio	40.4%	Insurance	$0	$0
Maturity Date LTV Ratio	40.4%	Replacement Reserves	$0	$1,227
DSCR Based on Underwritten NOI / NCF	2.50x / 2.37x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.4% / 11.7%	Other(1)	$12,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	99.8%	Loan Payoff	$14,333,893	62.2%
Other Sources	57,500	0.2	Principal Equity Distribution	7,630,046	33.1
			Closing Costs	761,259	3.3
			Other Uses	261,668	1.1
			Reserves	70,634	0.3
Total Sources	$23,057,500	100.0%	Total Uses	$23,057,500	100.0%

(1)	Other reserve represents a landmark reserve, representing 125% of the cost to resolve open violations with New York City Landmarks Commission. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Haier Building Loan”) is evidenced by a note in the principal amount of $23,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 63,500 SF mixed-use building located in New York, New York (the “Haier Building Property”).  The Haier Building Loan was originated by Citigroup Global Markets Realty Corp. on December 18, 2013 and represents approximately 2.1% of the Initial Pool Balance.  The Haier Building Loan has an outstanding principal balance as of the Cut-off Date of $23,000,000 and an interest rate of 4.88000% per annum.  The proceeds of the Haier Building Loan were primarily used to refinance existing debt on the Haier Building Property and return equity to the borrower sponsor.

The Haier Building Loan has an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires interest-only payments. The scheduled maturity date of the Haier Building Loan is the due date in January 2024.  Voluntary prepayment of the Haier Building Loan is permitted on or after the due date in October 2023. Defeasance of the Haier Building Loan in full (or in connection with a DSCR Cure Event (defined below), in part) with certain obligations that are the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Haier Building Property is a 63,500 SF six-story mixed-use landmarked building located on the entire northern block-front of West 36th Street between Broadway and Sixth Avenue in Midtown New York City, New York.  The Haier Building Property, previously known as the Greenwich Savings Bank Building, was constructed in 1924 for Greenwich Savings Bank and features Corinthian columns, limestone façade, ten-foot brass doors and a domed ceiling with a 3,000 SF stained-glass skylight. The interior of the Haier Building Property is of Italian Roman-Byzantine design and constructed of polished marble, limestone, sandstone, plaster, bronze, gold leaf and wood. The Haier Building Property features a 70-foot ceiling height in the main hall. The Haier Building Property is currently leased to two tenants, Haier America Trading (an affiliate of the related borrower – See “Affiliated Leases” below) and Gotham Hall Events. Haier America Trading maintains the naming rights on the building at the Haier Building Property under a branding lease that expires on August 8, 2021 (the “Haier Branding Lease”). As of December 13, 2013, the Total Occupancy and Owned Occupancy were both 100.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

■	The following table presents certain information relating to the major tenants at the Haier Building Property:

Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent		% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Gotham Hall Events	NR / NR / NR	30,000	47.2%	$1,600,000		40.4%	$53.33	12/31/2032	NA
Haier America Trading – Branding Lease	NR / NR / NR	0	0.0	1,250,000	(2)	31.6	NA	8/8/2021	NA
Haier America Trading(3)	NR / NR / NR	33,500	52.8	1,106,886		28.0	33.04	12/31/2021	NA
Total / Wtd. Avg. All Owned Tenants		63,500	100.0%	$3,956,886		100.0%	$62.31

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The contractual rent due under the Haier Branding Lease is $1,250,000. However, a mark-to-market adjustment of $687,500 was underwritten, resulting in a net underwritten rent of $562,500 for the Haier Branding Lease.  See “Cash Flow Analysis” below.

(3)
Haier America Trading has the option to terminate its lease at any time with 60 days’ notice.  In the event Haier America Trading terminates its lease, the borrower has the option to require Gotham Hall Events to lease an additional 12,000 SF, currently leased by Haier America Trading, at an initial rent of $925,000 ($77.08/SF) with a term coterminous with Gotham Hall Event’s existing lease (expiration 12/31/2032).  Further, the borrower executed a lease with a borrower affiliate company, W Appliance Company LLC, to occupy 5,000 SF of the Haier America Trading space for a 12-year term at an initial rent of $200,000 per annum ($40/SF) in the event Haier America Trading exercises its termination option.

The following table presents the lease rollover schedule at the Haier Building Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent		% of Total UW Base Rent	UW Base Rent $ per SF		# of Expiring Tenants
MTM	0	0.0%	0.0%	$0		0.0%	$0.00		0
2014	0	0.0	0.0%	0		0.0	0.00		0
2015	0	0.0	0.0%	0		0.0	0.00		0
2016	0	0.0	0.0%	0		0.0	0.00		0
2017	0	0.0	0.0%	0		0.0	0.00		0
2018	0	0.0	0.0%	0		0.0	0.00		0
2019	0	0.0	0.0%	0		0.0	0.00		0
2020	0	0.0	0.0%	0		0.0	0.00		0
2021	33,500	52.8	52.8%	2,356,886	(2)	59.6	70.35	(2)	1
2022	0	0.0	52.8%	0		0.0	0.00		0
2023	0	0.0	52.8%	0		0.0	0.00		0
2024	0	0.0	52.8%	0		0.0	0.00		0
2025 & Thereafter	30,000	47.2	100.0%	1,600,000		40.4	53.33		1
Vacant	0	0.0	100.0%	0		0.0	0.00		0
Total / Wtd. Avg.	63,500	100.0%		$3,956,886		100.0%	$62.31	(2)	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
UW Base Rent includes $1,250,000 of rent attributable to the Haier Branding Lease.  UW Base Rent attributable solely to the Haier America Trading office space (33,500 SF) is $1,106,886, which equates to $33.04/SF.

The following table presents certain information relating to historical leasing at the Haier Building Property:

Historical Leased %(1)
	2003-2012	As of 12/13/2013
Owned Space	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Haier Building Property:

Cash Flow Analysis(1)
	2010	2011	2012	Annualized 8/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$1,970,809	$1,957,299	$2,154,774	$2,430,701	$2,706,886	$42.63
Haier Branding Lease Income	0	0	0	0	1,250,000	19.69
Mark-to-Market Adjustment(2)	0	0	0	0	(687,500)	(10.83)
Total Rent	$1,970,809	$1,957,299	$2,154,774	$2,430,701	$3,269,386	$51.49
Total Reimbursables	0	623,697	642,406	738,984	848,524	13.36
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	(12,074)	0	(205,895)	(3.24)
Effective Gross Income	$1,970,809	$2,580,996	$2,785,106	$3,169,685	$3,912,014	$61.61

Total Operating Expenses	$84,051	$731,207	$784,442	$700,502	$1,065,770	$16.78

Net Operating Income	$1,886,758	$1,849,789	$2,000,664	$2,469,183	$2,846,244	$44.82
Replacement Reserves	0	0	0	0	14,717	0.23
TI/LC	0	0	0	0	139,729	2.20
Net Cash Flow	$1,886,758	$1,849,789	$2,000,664	$2,469,183	$2,691,798	$42.39

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Mark-to-market adjustment is attributable to the Haier Branding Lease Income and is based on Haier America Holding Corp’s 55% ownership interest in the borrower.  Haier America Holding Corp. is an affiliate of the borrower.

■	Appraisal. According to the appraisal, the Haier Building Property had an “as-is” appraised value of $57,000,000 as of an effective date of December 12, 2013.

■
Environmental Matters.  Based on a Phase I environmental report dated September 10, 2013, the environmental consultant did not identify the presence of a recognized environmental condition.  The environmental consultant recommended that the borrower adhere to an asbestos operations and maintenance plan, which is already in place.

■
Market Overview and Competition.  The Haier Building Property is located on the entire northern blockfront of West 36th Street between Broadway and Sixth Avenue in Midtown New York City. The Property's main entrance is located on Broadway, one block north of the Macy's flagship store. There is an additional entrance on Sixth Avenue for catering/private events. The Haier Building Property provides excellent access to public transportation with The Port Authority Bus Terminal, Penn Station, and Grand Central Terminal all within walking distance of the Haier Building Property.

According to an office market report, the Haier Building Property is located in the Midtown Manhattan Office market.  As of the third quarter of 2013, the Midtown office market consisted of 313.6 million SF comprised of 1,598 buildings.  The direct vacancy rate was 7.7% and the average gross rental rate was $58.26 per SF.  Class B office properties within the Midtown office market reported a direct vacancy of 6.5% and an average gross rent of $49.10 per SF.

The Haier Building Property is located in the Penn Plaza/Garment District office submarket, which consisted of 66.9 million SF comprised of 447 buildings as of the third quarter of 2013.  The Penn Plaza/Garment District submarket ended the third quarter of 2013 with a direct vacancy rate of 6.7% and an average gross rent of $42.84 per SF.

Within the Penn Plaza/Garment District submarket, there is approximately 29.1 million SF, comprised of 132 buildings, of Class B office product which reported a direct vacancy rate of 9.0% and an average gross rent of $46.58 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the Haier Building Property:

Retail Lease Comparables(1)

Property	Tenant Name	Tenant Size	Asking Rent per SF
Haier Building	Gotham Hall Events	33,000	$53.33
1375 Broadway	TD Bank	3,994	$121.51
253 W 47th Street	Buffalo Wild Wings	15,000	$98.04
881 Eighth Ave	7 Eleven	4,138	$100.71
567 Seventh Ave	Paris Baguette	1,000	$123.57
750 Seventh Ave	TGI Fridays	10,200	$109.01
147 West 46th St	Carolines on Bwy	11,000	$92.68
1407 Broadway	Pie Face	1,400	$129.22
1150 Broadway	The Smith	14,900	$93.44
1400 Broadway	Offering	16,663	$110.25
Total / Wtd. Avg.(2)		78,295	$102.66

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the Haier Building Property.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Haier Building Property:

Office Lease Comparables(1)
Property	Year Built	Tenant Name	Total GLA	Asking Rent per SF (Total Space)
Haier Building	1924	Haier America Trading	33,500	$33.04
1250 Broadway	1968	Regus Workplaces	604,279	$54.71
250 West 57th St	1929	Robert Caro	512,430	$50.99
469 Seventh Ave	1920	Summit Business Media	208,000	$46.65
1450 Broadway	1930	EVA Airways	277,970	$56.00
1 Penn Plaza	1972	Mitel Communications	2,072,136	$52.87
440 Ninth Ave	1926	Quartet Financial Systems	105,250	$45.99
1375 Broadway	1927	Meltwater Group	401,559	$46.93
1441 Broadway	1930	By Design	440,000	$44.39
Total / Wtd. Avg.(2)			4,621,624	$51.33

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the Haier Building Property.

The following table presents certain information relating to certain sales comparables provided in the appraisal for the Haier Building Property:

Sales Comparables(1)
Property Name	City	Sale Date	Year Built / Renovated	Total NRA	Sale Price	Sale Price PSF	Occupancy
119 West 25th Street	Manhattan	August 2013	1904	134,941	$54,545,095	$404.21	5%
30 West 21st Street	Manhattan	June 2013	1907 / 2010	59,150	$38,500,000	$650.89	100%
1619 Broadway	Manhattan	March 2013	1931	180,363	$185,000,000	$1,025.71	31%
920 Broadway	Manhattan	February 2013	1916	106,565	$58,500,000	$548.96	100%
232 East 59th Street	Manhattan	January 2013	1926	46,150	$34,000,000	$736.73	72%
1 West 37th Street	Manhattan	December 2012	1912	50,047	$25,500,000	$509.52	100%
509 Fifth Avenue	Manhattan	September 2012	1917	62,705	$40,090,100	$639.34	100%
22 West 48th Street	Manhattan	August 2012	1925	89,004	$53,750,000	$603.91	90%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

■
The Borrower.  The borrower is Haier America Building, LLC, a single-purpose, single-asset entity. Haier America Building, LLC is owned by Haier America Holding Corp. (55.0%), Michael Jemal (22.5%), and Jack Dushey (22.5%).   Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Haier Building Loan.  Jack Dushey and Michael Jemal are the non-recourse carveout guarantors of the Haier Building Loan.

■
Escrows.  In connection with the origination of the Haier Building Loan, the borrower funded aggregate reserves of $70,634, comprised of: (i) $58,134 for real estate taxes with respect to the Haier Building Property and (ii) $12,500, representing 125% of the estimated costs to resolve open violations with New York City Landmarks Commission.

On each due date, the borrower is required to fund the following reserves with respect to the Haier Building Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) at lender’s option, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, and (iii) replacement reserves in an amount equal to $1,227.

In addition, on each due date during the continuance of a Haier Building Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer (the “Haier Building Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the Haier Building Property after payment of debt service due on such monthly due date, all required reserve deposits described above due on such monthly due date, the deposit into the operating expense account described above due on such monthly due date and any other sums due and owed under the loan documents. Upon termination of a Haier Building Trigger Period, the lender will disburse amounts in the Haier Building Excess Cash Flow Reserve to the borrower.

A “Haier Building Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the Haier Building Loan, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.50x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the earlier of (a) the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.55x for two consecutive calendar quarters and (b) a DSCR Cure Event occurs, and (z) in the case of clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the loan documents, in each case, so long as no other Haier Building Trigger Period then exists.

A “DSCR Cure Event” means the earlier to occur of (i) the borrower depositing into an eligible account with lender cash in an amount which, if such amount were applied to reduce the outstanding principal balance of the Hair Building Loan, would cause the debt service coverage ratio (as calculated under the loan documents) to be equal or greater than 1.55x, (ii) the date that the borrower delivers to lender a letter of credit in an amount which, if such amount were applied to reduce the outstanding principal balance of the Haier Building Loan, would cause the debt service coverage ratio (as calculated under the loan documents) to be equal to or greater than 1.55x (which letter of credit shall be held by lender as collateral for the Haier Building Loan), or (iii) the borrower partially defeasing the Haier Building Loan in accordance with the terms of the loan documents, and in an amount sufficient to cause the debt service coverage ratio calculated at the time of such defeasance to be equal to 1.55x; provided, that the debt service coverage ratio is calculated based solely on the principal amount of the undefeased note.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) any bankruptcy or similar insolvency of a Specified Tenant and (ii) a Specified Tenant failing to extend or renew its applicable lease on or prior to the date occurring twelve (12) months prior to the expiration of the then applicable term of the applicable Specified Tenant lease and for a renewal term of at least 5 years and (B) expiring upon the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

first to occur of (x) lender’s receipt of evidence of (1) the satisfaction of the Specified Tenant Cure Conditions or (2) the borrower leasing all of the applicable Specified Tenant space in accordance with the terms and conditions of the loan documents pursuant to one or more replacement leases, with the replacement tenant(s) under such replacement lease(s) paying the full amount of the rent due under its lease, and (y) the borrower delivering to lender a letter of credit in an amount equal to one (1) year’s rent for the applicable Specified Tenant, which such letter of credit will be held by lender as collateral for the Haier Building Loan (provided that, such letter of credit will be returned to the borrower upon the occurrence of any Renewal Cure related to the applicable Specified Tenant.

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with clause (ii) of the definition of “Specified Tenant Trigger Period”, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant lease in accordance with the terms hereof and thereof for a term of at least five years (a “Renewal Cure”), (ii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction and (iii) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

A “Specified Tenant” means, as applicable, (i) Haier America Trading, L.L.C., a New York limited liability Company,(ii) Gotham Hall LLC, a New York limited liability company, or (iii) any other lessee(s) of the space occupied by Gotham Hall LLC or Haier America Trading, L.L.C. (or any portion thereof).

■
Lockbox and Cash Management.  The Haier Building Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly into a lender controlled lockbox account.  On each business day, sums on deposit in the lockbox account are required, (i) provided no Haier Building Trigger Period exists, to be transferred to the borrower, or (ii) if a Haier Building Trigger Period exists, to be transferred to a lender controlled cash management account.  On each due date, the loan documents require that all amounts on deposit in the cash management account, if any, after payment of debt service and funding of any required monthly escrow amounts for budgeted operating expenses, real estate taxes, insurance premiums, replacement reserves, and other amounts due and owing to lender and/or servicer pursuant to the terms of the Haier Building Loan documents, (i) to the extent that a Haier Building Trigger Period has occurred and is continuing, be held by the lender as additional collateral for the Haier Building Loan, or (ii) to the extent that no Haier Building Trigger Period exists, be disbursed to the borrower.   During the continuance of an event of default under the Haier Building Loan, the lender may apply any funds in the cash management account to amounts payable under the Haier Building Loan and/or toward the payment of expenses of the Haier Building Property, in such order of priority as the lender may determine.

■
Property Management.  The Haier Building Property is managed by Jenel Management Corp. which is a borrower-affiliated entity.  Under the loan documents, the Haier Building Property may not be managed by any party other than Jenel Management Corp. or another management company approved by the lender in accordance with the loan documents; provided, however, if no event of default under the Haier Building Loan documents exists, the borrower can replace Jenel Management Corp., with a property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the Haier Building Loan which remains uncured and is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAIER BUILDING

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Purchase Option.  Each of the recourse carveout guarantors of the Haier Building Loan maintains the right to purchase the Haier Building Property at any time prior to April 1, 2035.  Such right is fully subordinated to the lien of the Haier Building Loan, and in connection with a foreclosure or conveyance in lieu of foreclosure exercised by the lender, such purchase right will extinguish and be of no further force and/or effect.  Additionally, one of the tenants at the Haier Building Property, Gotham Hall LLC, maintains a right of first offer to purchase the Haier Building Property in the event the borrower wishes to sell or otherwise transfer the Haier Building Property.  Such right does not apply in connection with a foreclosure or conveyance in lieu of foreclosure exercised by the lender, nor does it apply in connection with any subsequent sale by the lender to a third party.

■
Affiliated Leases.  Haier America Trading, an affiliate of the related borrower (i) leases approximately 52.8% of net rentable area, which represents approximately 39.0% of the net revenue at the Haier Building Property under a space lease, and (ii) maintains the naming rights on the building at the Haier Building Property under the Haier Branding Lease, which represents approximately 14.4% of the net revenue at the Haier Building Property.  Haier America Trading may terminate its lease at any time upon 60 days’ notice.  In the event Haier America Trading were to terminate its lease, the naming rights on the building would survive such termination.  Additionally, in the event Haier America Trading were to terminate its lease, which lease covers space on the sixth floor and the basement of the Haier Building Property, (i) the borrower has entered into a lease agreement with an affiliated entity, W Appliance Company LLC, to lease the space on the sixth floor, which lease is conditioned upon Haier America Trading exercising its termination option and vacating such space and (ii) the borrower maintains the right to require one of the current tenants at the Haier Building Property, Gotham Hall LLC, to occupy the basement space and pay additional rent on such space pursuant to the terms of such tenant’s lease.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Haier Building Property, plus 18 months of business interruption coverage with an additional six month extended period of indemnity, or until the income is restored to prior level.  The terrorism insurance is required to contain a deductible that is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

CROWNE PLAZA ANCHORAGE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROWNE PLAZA ANCHORAGE

Chuckhi Sea
Beaufort Sea
Gates of the Arctic National Park
ALASKA
Bering Land Bridge National Preserve
Fairbanks
CANADA
Denali National Park
Wrangell-St Elias Nat'l Park
Anchorage
Bering Sea
Juneau
Gulf of Alaska
ELMENDORF AIR FORCE BASE
Eagleglen Golf Course
GOVERNMENT HILL
Mountain View Lions Community Park
MOUNTAIN VIEW
MCKINLEY EXPLORER
COMMERCIAL DR
GLENN HWY
DOWNTOWN
RUSSIAN JACK PARK
W 5TH AVE
W 6TH AVE
E 5TH AVE
Northway Mall
Delaney Park
MERRILL FIELD
Russian Jack Springs Park
SOUTH ADDITION
L ST
I ST
C ST
A ST
GAMBELL ST
INGRA ST
FAIRVIEW
BRAGAW ST
DEBARR RD
Alaska Regional Hospital
E 15TH AVE
Westchester Lagoon
Chester Creek Sports Complex
AIRPORT HEIGHTS
Russian Jack Springs Golf Course
Knik Arm
NORTH STAR
Sitka Street Park
BONIFACE PKY
Anchorage
Anchor Park
LAKE OTIS PKY
E NORTHERN LIGHTS BLVD
Earthquake Park
W NORTHERN LIGHTS BLVD
TURNAGAIN
Mall at Sears
ROGERS PARK
Alaska Pacific University
Balto Seppala Park
MINNESOTA DR
SEWARD HWY
University of Alaska-Anchorage
UNIVERSITY AREA
Crowne Plaza Anchorage
109 West International Airport Road
Anchorage, AK 99518
TUDOR AREA
Providence Alaska Medical Center
LAKE HOOD STRIP AIRPORT
WISCONSIN ST
SPENARD RD
SPENARD
W TUDOR RD
E TUDOR RD
Alaska Native Medical Center
C ST
CAMPBELL PARK
W INT'L AIRPORT RD
TED STEVENS ANCHORAGE INT'L AIRPORT
ELMORE RD
Connors Lake
Southwood Park
E DOWLING RD
Campbell Creek Greenbelt Park
RASPBERRY RD
1
SAND LAKE
TAKU-CAMPBELL
Taku/Campbell Park
Sand Lake
SAND LAKE RD
JEWEL LAKE RD
NORTHWOOD ST
Far North Bicentennial Park
Jewel Lake Park
ABBOTT LOOP
E DIMOND BLVD
Dimond Center
W DIMOND BLVD
ABBOTT RD
Campbell Lake
Ruth Arcand Park
MID-HILLSIDE
BIRCH RD
Anchorage Golf Course
O'MALLEY RD
Turnagain Arm
BAYSHORE-KLATT
South Anchorage Sports Park
W KLATT RD
E KLATT RD
Tanglewood Lakes Golf Club
HUFFMAN-O'MALLEY
HUFFMAN RD
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROWNE PLAZA ANCHORAGE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Anchorage, Alaska	Cut-off Date Principal Balance		$18,750,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$113,636.36
Size (Rooms)	165	Percentage of Initial Pool Balance		1.7%
Total TTM Occupancy as of 10/31/2013	78.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2013	78.1%	Type of Security		Leasehold
Year Built / Latest Renovation	2009 / NAP	Mortgage Rate		5.60800%
Appraised Value	$26,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$7,500,868
Underwritten Expenses	$5,227,892
Underwritten Net Operating Income (NOI)	$2,272,976	Escrows
Underwritten Net Cash Flow (NCF)	$1,972,941		Upfront	Monthly
Cut-off Date LTV Ratio	69.7%	Taxes	$117,911	$19,652
Maturity Date LTV Ratio(1)	54.6%	Insurance	$22,193	$4,439
DSCR Based on Underwritten NOI / NCF	1.76x / 1.53x	FF&E	$0	$25,003
Debt Yield Based on Underwritten NOI / NCF	12.1% / 10.5%	Other(2)	$78,708	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,750,000	100.0%	Loan Payoff	$13,411,950	71.5%
			Principal Equity Distribution	4,813,685	25.7
			Closing Costs	305,554	1.6
			Reserves	218,811	1.2
Total Sources	$18,750,000	100.0%	Total Uses	$18,750,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $28,800,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 58.4%.
(2)
Other upfront reserve consists of a ground rent reserve ($78,708). Other ongoing reserve consists of a seasonality reserve for the months of July through September and a ground rent reserve for the months of June through September. See “—Escrows” and “—Ground Lease” below.

■
The Mortgage Loan. The mortgage loan (the “Crowne Plaza Anchorage Loan”) is evidenced by a promissory note in the original principal amount of $18,750,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in a 165-room hotel located in Anchorage, Alaska (the “Crowne Plaza Anchorage Property”). The Crowne Plaza Anchorage Loan was originated by Goldman Sachs Mortgage Company on December 18, 2013 and represents approximately 1.7% of the Initial Pool Balance. The note evidencing the Crowne Plaza Anchorage Loan has a principal balance as of the Cut-off Date of $18,750,000 and an interest rate of 5.60800% per annum. The borrower utilized the proceeds of the Crowne Plaza Anchorage Loan to refinance the existing debt on the Crowne Plaza Anchorage Property and to provide equity to the borrower sponsor.

The Crowne Plaza Anchorage Loan had an initial term of 120 months and has a remaining term of 120 months. The Crowne Plaza Anchorage Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule. The scheduled maturity date is the due date in January 2024. Voluntary prepayment of the Crowne Plaza Anchorage Loan is prohibited prior to October 6, 2023. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The Crowne Plaza Anchorage Property is a 165-room hotel located in Anchorage, Alaska. The Crowne Plaza Anchorage Property was constructed in 2009 and amenities at the property include a restaurant/lounge, two meeting rooms totaling 3,000 SF, a fitness room, an indoor pool and 149 surface level parking spaces.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROWNE PLAZA ANCHORAGE

The following table presents certain information relating to the 2012 demand analysis with respect to the Crowne Plaza Anchorage Property based on market segmentation, as provided in the appraisal for the Crowne Plaza Anchorage Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial & Contract
Crowne Plaza Anchorage	16.6%	21.4%	62.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM period through 10/31/2013 penetration rates relating to the Crowne Plaza Anchorage Property and various market segments, as provided in the October 2013 travel research report for the Crowne Plaza Anchorage Property:

TTM Through 10/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Crowne Plaza Anchorage	99.8%	92.3%	92.2%

(1)	Source: October 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Crowne Plaza Anchorage Property:

Crowne Plaza Anchorage(1)
	2011	2012	TTM 10/31/2013
Occupancy(2)	79.5%	79.1%	78.1%
ADR	$117.52	$128.98	$127.88
RevPAR	$93.46	$102.04	$99.84

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Crowne Plaza Anchorage Property:

Cash Flow Analysis(1)
	2011	2012	TTM 10/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$5,628,512	$6,162,048	$6,013,117	$6,013,117	$36,443
Food & Beverage Revenue	1,468,520	1,551,127	1,439,673	1,439,673	8,725
Other Revenue(2)	47,086	50,643	48,078	48,078	291
Total Revenue	$7,144,118	$7,763,818	$7,500,868	$7,500,868	$45,460

Room Expense	$1,457,805	$1,527,714	$1,449,720	$1,449,720	$8,786
Food & Beverage Expense	1,230,969	1,191,474	1,076,100	1,076,100	6,522
Other Expense	31,787	32,755	30,383	30,383	184
Total Departmental Expense	$2,720,561	$2,751,943	$2,556,203	$2,556,203	$15,492
Total Undistributed Expense	2,010,293	2,193,891	2,183,942	2,179,670	13,210
Total Fixed Charges	443,552	469,199	476,197	492,020	2,982
Total Operating Expenses	$5,174,406	$5,415,033	$5,216,342	$5,227,892	$31,684

Net Operating Income	$1,969,712	$2,348,785	$2,284,526	$2,272,976	$13,776
FF&E	285,765	310,553	300,035	300,035	1,818
Net Cash Flow	$1,683,947	$2,038,232	$1,984,491	$1,972,941	$11,957

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes telephone revenue, vending commissions, laundry revenue, gift shop income and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROWNE PLAZA ANCHORAGE

■
Appraisal. According to the appraisal, the Crowne Plaza Anchorage Property had an “as-is” appraised value of $26,900,000 as of August 14, 2013 and is expected to have an “as stabilized” appraised value of $28,800,000 as of an effective date of August 14, 2015, which assumes the Crowne Plaza Anchorage Property reaches a stabilized occupancy of 80.0% which is the average occupancy over the life of the hotel.

■
Environmental Matters. According to a Phase I environmental report, dated August 21, 2013, there are no recognized environmental conditions or recommendations for further action at the Crowne Plaza Anchorage Property.

■
Market Overview and Competition. The Crowne Plaza Anchorage Property is located in midtown Anchorage, approximately three miles from the Ted Stevens International Airport and three miles from downtown Anchorage. The Crowne Plaza Anchorage Property and its competitive set have an average occupancy of 78.7%, ADR of $135.59 and RevPAR of $106.70 in 2012.

The following table presents certain information relating to the primary competition for the Crowne Plaza Anchorage Property:

Property	Number of Rooms	Year Built	2012 Occupancy	2012 ADR	2012 RevPAR
Crowne Plaza Anchorage	165	2009	79%	$128.98	$102.45
Coast International Inn	141	1975	80%	$115.00	$92.00
Millennium Anchorage Hotel	248	1986	75%	$115.00	$86.25
Courtyard by Marriott	154	1997	76%	$129.00	$98.04
Hilton Garden Inn	125	2002	77%	$154.00	$118.58
Embassy Suites Anchorage	169	2008	86%	$177.00	$152.22

Source: Appraisal.

■
Ground Lease. The Crowne Plaza Anchorage Property is ground leased to the borrower by a third party, Tiger Trust. At the origination of the Crowne Plaza Anchorage Loan, Tiger Trust entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease. The ground lease expires February 15, 2042, with one 35-year extension at the lessee’s option. The rent under the ground lease is as follows: (i) $13,118 monthly from 2011 through 2015, (ii) $14,587 monthly from 2016 through 2020, (iii) $16,220 monthly from 2021 through 2025, (iv) $18,036 monthly from 2026 through 2030, (v) $20,055 monthly from 2031 through 2035, and (vi) further increasing every 5 years from $22,300 monthly in 2036 to $52,120 monthly in 2077. The lessee is responsible for property taxes and utilities at the Crowne Plaza Anchorage Property.

■	The Borrower. The borrower is Anchorage Hospitality, LLC, a single-purpose, single-asset entity. William J. Lawson is the non-recourse carveout guarantor under the Crowne Plaza Anchorage Loan.

■
Escrows. At origination, the borrower funded an escrow reserve in the amount of $117,911 in respect of taxes, $22,193 in respect of insurance premiums and $78,708 in respect of ground rent. On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) an FF&E reserve of: (a) on each due date through and including the due date in January 2015, $25,003, (b) on each due date from February 2015 through and including January 2019, one-twelfth of 4% of the operating income of the Crowne Plaza Anchorage Property for the previous twelve-month period, as determined at the end of each fiscal quarter, and (c) beginning on the due date in February 2019, one-twelfth of 5% of the operating income of the Crowne Plaza Anchorage Property for the previous twelve-month period, as determined at the end of each fiscal quarter. On each due date from June through and including September of each calendar year, the borrower will be required to fund a ground rent reserve in an amount equal to one-fourth of the amount of ground rents that the lender reasonably estimates will be payable over the then succeeding twelve-month period (estimated at $39,354 per month). On each due date from July through and including September of each calendar year, the borrower will be required to fund a seasonal reserve in an amount equal to $116,667. From November of each year through and including March of the immediately succeeding year, provided no event of default is continuing under the Crowne Plaza Anchorage Loan, the borrower may use

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROWNE PLAZA ANCHORAGE

up to $70,000 on deposit in the seasonal reserve to satisfy the borrower’s deposit requirements to the taxes, insurance, ground rent or FF&E reserves.

■
Lockbox and Cash Management. The Crowne Plaza Anchorage Loan requires a hard lockbox, which is already in place, and a springing cash management account. The borrower was required to instruct each credit card company to remit credit card receivables directly to a lender-controlled lockbox account. All revenues and other money collected by the borrower or property manager with respect to the Crowne Plaza Anchorage Property are required to be deposited directly into the lockbox account within one business day after receipt. For so long as no Crowne Plaza Anchorage Trigger Period or event of default under the Crown Plaza Anchorage Loan is continuing, all amounts in the lockbox account will be swept on a daily basis into a borrower-controlled operating account. During a Crowne Plaza Anchorage Trigger Period or during an event of default under the Crown Plaza Anchorage Loan, all amounts in the lockbox account will be swept on a daily basis to a lender-controlled cash management account. On each business day, other than during a Crown Plaza Anchorage Trigger Period or an event of default under the Crown Plaza Anchorage Loan, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account. On each due date during a Crowne Plaza Anchorage Trigger Period or, at the lender’s discretion, during an event of default under the Crown Plaza Anchorage Loan, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts be reserved in an excess cash flow reserve account. On each due date during which no Crowne Plaza Anchorage Trigger Period or event of default under the Crowne Plaza Anchorage Loan is continuing, the loan documents require that all amounts on deposit in the cash management account after the payment of debt service and required reserves be swept into a borrower-controlled operating account. During the continuance of an event of default under the Crowne Plaza Anchorage Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Crowne Plaza Anchorage Loan to amounts payable under the Crowne Plaza Anchorage Loan and/or toward the payment of expenses of the Crowne Plaza Anchorage Property, in such order of priority as the lender may determine.

A “Crowne Plaza Anchorage Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $1,592,467.20, and ending at the conclusion of the second fiscal quarter for which the net operating income for the trailing twelve-month period is greater than $1,592,467.20; or (ii) commencing upon the borrower’s failure to deliver certain financial reports and ending when such financial reports are delivered.

■
Property Management. The Crowne Plaza Anchorage Property is currently managed by THG Management NV, LLC pursuant to a management agreement. Under the loan documents, the Crowne Plaza Anchorage Property must remain managed by THG Management NV, LLC or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. During the continuance of an event of default under the Crowne Plaza Anchorage Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace the property manager with a property manager selected by the lender.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROWNE PLAZA ANCHORAGE

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Crowne Plaza Anchorage Property (plus eighteen months of rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Crowne Plaza Anchorage Loan as described in the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Crowne Plaza Anchorage Property are separately allocated under the blanket policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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BANGOR PARKADE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

Bangor Parkade
482-534 Stillwater Avenue
Bangor, ME 04401
ME
Bangor
NY
VT
NH
Portland
Manchester
Albany
MA
Boston
Atlantic Ocean
Hartford
Providence
CT
RI
New York
Husson College
Bangor Mall
Essex Street Recreational Area
Eastern Maine Community College
Mount Hope Cemetery
Union Street Field
Broadway Shopping Center
BANGOR GARDENS
Airport Mall
Stillwater Park
Saxl Park
Mt Pleasant Cemetery
St Joseph Hospital
Bangor
Broadway Park
BANGOR INTERNATIONAL AIRPORT
University College Of Bangor
Summit Park
Chapin Park
Eastern Maine Medical Center
Hose 5 Fire Museum
Woodlawn Cemetery
Cye Park
Hayford Park
BROADWAY HISTORIC DISTRICT
Penobscot River
Penobscot Theatre
Fairmount Park
Brewer
Bangor Municipal Golf Course
Hollywood Casino Bangor
Beal College
STILLWATER AVE
HOGAN RD
GRIFFIN RD
BROADWAY
UNION ST
HOWARD ST
STATE ST
N MAIN ST
HAMMOND ST
BUCK ST
S MAIN ST
WILSON ST
PARKWAY S
US-202
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Bangor, Maine	Cut-off Date Principal Balance		$18,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$79.61
Size (SF)	232,381	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 10/31/2013	99.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2013	99.7%	Type of Security		Leasehold
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate		5.03950%
Appraised Value	$27,350,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$3,367,055
Underwritten Expenses	$1,418,102	Escrows
Underwritten Net Operating Income (NOI)	$1,948,954		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,838,470	Taxes	$192,991	$38,598
Cut-off Date LTV Ratio	67.6%	Insurance	$8,192	$4,096
Maturity Date LTV Ratio	58.6%	Replacement Reserves(2)	$0	$3,873
DSCR Based on Underwritten NOI / NCF(1)	1.63x / 1.54x	TI/LC(3)	$900,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.9%	Other(4)	$78,890	$47,750

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,500,000	66.7%	Purchase Price	$26,250,000	94.6%
Principal’s New Cash Contribution	9,251,650	33.3	Reserves	1,180,072	4.3
			Closing Costs	321,578	1.2

Total Sources	$27,751,650	100.0%	Total Uses	$27,751,650	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR Based on Underwritten NOI and DSCR Based on Underwritten NCF are 2.06x and 1.94x, respectively.
(2)	Replacement Reserves are capped at $92,952. See “—Escrows” below.
(3)	Monthly TI/LC reserve collections of $11,956 commence upon the balance of the initial TI/LC reserve account falling below $450,000. See “—Escrows” below.
(4)
Other reserve represents monthly ground rent for the Bangor Parkade Property which is currently $47,750 and an additional $31,140 upfront for deferred maintenance. The ground rent is currently $537,000 per year and increases by 7.5% at the end of each fifth lease year through the expiration of the ground lease in January 2105. The next rent increase will occur in January 2016. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Bangor Parkade Loan”) is evidenced by a note in the original principal amount of $18,500,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in a retail center located in Bangor, Maine, known as Bangor Parkade (the “Bangor Parkade Property”). The Bangor Parkade Loan was originated by CCRE on December 12, 2013 and represents approximately 1.7% of the Initial Pool Balance. The note evidencing the Bangor Parkade Loan has an outstanding principal balance as of the Cut-off Date of $18,500,000 and has an interest rate of 5.03950% per annum. The proceeds of the Bangor Parkade Loan, along with approximately $9.3 million of equity from the borrower sponsor were used to acquire the Bangor Parkade Property, to fund reserves and to pay closing costs.

The Bangor Parkade Loan has an initial term of 120 months and has a remaining term of 120 months. The Bangor Parkade Loan requires interest only payments for the initial 24 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date is the due date in January 2024. Voluntary prepayment of the Bangor Parkade Loan is prohibited prior to November 6, 2023. Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after March 6, 2018.

■
The Mortgaged Property. The Bangor Parkade Property is a 232,381 SF retail center located in Bangor, Maine that was constructed in 2005. The Bangor Parkade Property is located at the intersection of Stillwater Avenue and the exit interchange of Interstate 95 and has access and visibility from both thoroughfares. Total Occupancy and Owned Occupancy at the Bangor Parkade Property were both 99.7% as of October 31, 2013 and the property is anchored by Kohl’s. Additional major tenants at the Bangor Parkade Property include several national tenants including Big Lots, Old Navy, LL Bean, PetSmart and Game Stop. The Bangor Parkade Property is subject to a long term ground lease with Grant Realty Corporation. The lease commenced in July of 2005 with a 99.5 year term which results in an expiration date of January 2105. The ground rent is currently $537,000 per year and increases by 7.5% at the end of each fifth lease year. The next rent increase will occur in January 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Bangor Parkade Property:

Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Renewal / Extension Options
Anchors
Kohl’s	BBB+ / Baa1 / BBB+	88,904	38.3%	Yes	$896,778	$10.09	1/1/2026	6, 5-year options
Total Anchors		88,904	38.3%

Major Tenants
Big Lots	NR / NR / BBB-	27,905	12.0%	Yes	$313,528	$11.24	1/31/2015	3, 5-year options
AC Moore	NR / NR / NR	22,000	9.5	Yes	$398,785	$18.13	8/31/2015	2, 5-year options
Old Navy	BBB- / Baa3 / BBB-	19,074	8.2	Yes	$302,119	$15.84	10/31/2015	2, 5-year options
LL Bean	NR / NR / NR	12,997	5.6	Yes	$247,844	$19.07	1/27/2017	NA
PetSmart	NR / NR / BB+	12,049	5.2	Yes	$241,331	$20.03	1/31/2023	3, 5-year options
Ulta	NR / NR / NR	11,297	4.9	Yes	$291,315	$25.79	2/28/2023	2, 5-year options
Total Major Tenants		105,322	45.3%

Occupied In-line		37,345	16.1%		$833,073	$22.31
Vacant Spaces		810	0.3%
Total Owned SF		232,381	100.0%
Total SF		232,381	100.0%

(1)	The tenants listed above are not required to report sales.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Bangor Parkade Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Kohl’s	BBB+ / Baa1 / BBB+	88,904	38.3%	$735,236	26.0%	$8.27	1/1/2026	6, 5-year options
AC Moore	NR / NR / NR	22,000	9.5	314,600	11.1	14.30	8/31/2015	2, 5-year options
Ulta	NR / NR / NR	11,297	4.9	248,534	8.8	22.00	2/28/2023	2, 5-year options
Old Navy	BBB- / Baa3 / BBB-	19,074	8.2	228,888	8.1	12.00	10/31/2015	2, 5-year options
Big Lots	NR / NR / BBB-	27,905	12.0	223,240	7.9	8.00	1/31/2015	3, 5-year options
PetSmart	NR / NR / BB+	12,049	5.2	198,809	7.0	16.50	1/31/2023	3, 5-year options
Iparty (Party City)	NR / NR / NR	9,990	4.3	189,610	6.7	18.98	10/31/2015	2, 5-year options
LL Bean	NR / NR / NR	12,997	5.6	188,457	6.7	14.50	1/27/2017	NA
Dress Barn	NR / NR / NR	7,000	3.0	132,300	4.7	18.90	6/30/2016	2, 5-year options
Famous Footwear	NR / NR / NR	6,875	3.0	126,706	4.5	18.43	10/31/2015	1, 5-year option
Ten Largest Owned Tenants		218,091	93.9%	$2,586,380	91.6%	$11.86
Remaining Owned Tenants		13,480	5.8	237,897	8.4	17.65
Vacant Spaces (Owned Space)		810	0.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		232,381	100.0%	$2,824,277	100.0%	$12.20

(1)	The tenants listed above are not required to report sales.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

The following table presents certain information relating to the lease rollover schedule at the Bangor Parkade Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	1,350	0.6	0.6%	12,825	0.5	9.50	1
2015	93,134	40.1	40.7%	1,204,044	42.6	12.93	6
2016	8,968	3.9	44.5%	174,769	6.2	19.49	2
2017	15,869	6.8	51.3%	250,059	8.9	15.76	3
2018	0	0.0	51.3%	0	0.0	0.00	0
2019	0	0.0	51.3%	0	0.0	0.00	0
2020	0	0.0	51.3%	0	0.0	0.00	0
2021	0	0.0	51.3%	0	0.0	0.00	0
2022	0	0.0	51.3%	0	0.0	0.00	0
2023	23,346	10.0	61.4%	447,343	15.8	19.16	2
2024	0	0.0	61.4%	0	0.0	0.00	0
2025 & Thereafter	88,904	38.3	99.7%	735,236	26.0	8.27	1
Vacant	810	0.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	232,381	100.0%		$2,824,277	100.0%	$12.20	15

(1)
Big Lots, AC Moore and Old Navy leases all expire in 2015. At origination, $900,000 was funded into a rollover reserve. If the reserve falls below $450,000, $11,956 will be collected on a monthly basis.

The following table presents certain information relating to historical leasing at the Bangor Parkade Property:

Historical Leased %(1)
	2007	2008	2009	2010	2011	2012	As of 10/31/2013
Owned Space	100.0%	87.3%	100.0%	99.7%	99.7%	99.6%	99.7%

(1)	As provided by the borrower. Reflects occupancy as of December 31st for each year except for 2013.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bangor Parkade Property:

Cash Flow Analysis

	2010	2011	2012	TTM 9/30/2013	Underwritten(1)	Underwritten $ per SF
Base Rent	$2,725,516	$2,683,601	$2,448,076	$2,726,101	$2,824,277	$12.15
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	16,200	0.07
Total Rent	$2,725,516	$2,683,601	$2,448,076	$2,726,101	$2,840,477	$12.22
Total Reimbursables	592,077	631,206	658,565	599,834	703,792	3.03
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss(2)	(91,439)	(96,057)	(2,152)	(435)	(177,213)	(0.76)
Effective Gross Income	$3,226,153	$3,218,750	$3,104,488	$3,325,500	$3,367,055	$14.49

Total Operating Expenses(3)	$1,145,358	$1,281,210	$1,269,198	$1,280,765	$1,418,102	$6.10

Net Operating Income	$2,080,795	$1,937,540	$1,835,290	$2,044,735	$1,948,954	$8.39
TI/LC	0	0		0	65,465	0.28
Capital Expenditures	0	0		0	45,018	0.19
Net Cash Flow	$2,080,795	$1,937,540	$1,835,290	$2,044,735	$1,838,470	$7.91

(1)	Underwritten cash flow based on the 10/31/2013 rent roll.
(2)	Underwritten Vacancy represents 5.0% of Base Rent plus Total Reimbursables.
(3)	Total Operating Expenses includes the average ground rent over the Bangor Parkade Loan term.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

■	Appraisal. According to the appraisal, the Bangor Parkade Property had an appraised value of $27,350,000 as of October 20, 2013.

■
Environmental Matters. According to a Phase I environmental report, dated September 5, 2013, the environmental consultant did not identify the presence of recognized environmental condition for further action at the Bangor Parkade Property.

■
Market Overview and Competition. The Bangor Parkade Property is a retail center located in Bangor, Maine, the third largest city in Maine, approximately 50 miles northeast of the state capital of Augusta. The Bangor Parkade Property is located on Stillwater Avenue, adjacent to Interstate 95, and is within one mile of the Maine Turnpike. Additionally, the Bangor Parkade Property is within a half mile of the Bangor Mall, resulting in nearly 3.2 million square feet of retail space within the immediate area. As of 2013, the population within a ten mile radius of the Bangor Parkade Property was 90,238 with an average household income of $61,403. The trade area of the Bangor Parkade Property extends 50 miles. The corresponding population and average household income as of 2013 for a 50-mile radius was 340,392 and $54,728, respectively.

The retail vacancy within the city of Bangor as of October 2013 was 4.7%, down from a high of nearly 9.0% in 2009. The appraiser concluded a 95.0% occupancy for the Bangor Parkade Property, in line with the city average. The appraiser also concluded a market rent of $12.75 per SF, which is approximately 5.0% greater than the underwritten rent per SF of $12.15 for the Bangor Parkade Property.

■
The Borrower. The borrower is GM Realty of Bangor LLC, a single-purpose, single-asset entity. The borrower of the Bangor Parkade Loan is majority indirectly owned by Murad H. Guindi, who is the non-recourse carveout guarantor under the Bangor Parkade Loan. Mr. Guindi is the owner of Liberty Department Store with locations in New York, and has full or partial ownership in seven commercial properties.

■
Escrows. On the origination date, the borrower funded aggregate reserves of $1,180,073 with respect to the Bangor Parkade Property comprised of (i) $192,991 for real estate taxes, (ii) $8,192 for insurance expenses, (iii) $31,140 for certain deferred maintenance, (iv) $47,750 for ground rent and (v) $900,000 for future tenant improvements and leasing commissions.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Bangor Parkade Property (i) a tax and insurance reserve equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, which currently is $38,598 and $4,096 respectively (ii) $11,956 for tenant improvements and leasing commissions if the balance of the initial tenant improvement and leasing commission escrow account is less than $450,000, (iii) $3,873 for a replacement reserve, with a cap of $92,952 and (iv) a ground rent reserve equal to one-twelfth of the amount of the annual ground rent, which currently is $47,750.

In addition, on each due date during the continuance of a Bangor Parkade Cash Trap Period, all remaining excess cash flow generated by the Bangor Parkade Property after payment of debt service due on such monthly due date, all required reserve deposits described above due on such monthly due date and any other sums due and owed under the loan documents, are required to be deposited into an excess cash reserve, provided that funds sufficient to cover approved operating and extraordinary expenses for such month will be paid to the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

A “Bangor Parkade Cash Trap Period” means any period (A) commencing upon (i) the occurrence of an event of default under the loan documents, (ii) any bankruptcy action involving borrower, guarantor or property manager, (iii) the failure by the borrower, after the end of two consecutive calendar quarters to maintain a debt service coverage ratio (based on trailing 12 calendar months and as determined by lender) of at least 1.15x on a 30-year amortizing basis or (iv) the commencement of a Bangor Parkade Lease Sweep Period and (B) expiring upon (w) in the case of clause (i) above, the cure (if applicable) of such event of default, (x) in the case of a bankruptcy action of the property manager only, the borrower replaces the property manager with a qualified manager under a replacement management agreement, (y) in the case of clause (iii) above, the achievement of a debt service coverage ratio (based on trailing 12 calendar months and as determined by lender) of 1.25x or greater on a 30-year amortizing basis for four consecutive calendar quarters or (z) in the case of clause (iv) above, the cure of the applicable Bangor Parkade Lease Sweep Period.

A “Bangor Parkade Lease Sweep Period” means any period (A) from the earlier of (i) the date that is twelve months prior to the expiration of the Kohl’s Lease (such lease is scheduled to expire on January 1, 2026), if Kohl’s has not renewed its lease, (ii) the date Kohl’s “goes dark”, (iii) the date Kohl’s or its guarantor is the subject of a bankruptcy action or has defaulted under its lease, (iv) the date Kohl’s gives notice of its intent to terminate its lease or (v) the date the Kohl’s lease terminates or expires, and (B) expiring upon (w) in the case of clauses (i), (ii) and (iii) above, Kohl’s or an acceptable replacement tenant or tenants is in occupancy, paying rent and is open for business, (y) in the case of clause (i) above, the date Kohl’s exercises its renewal or extension option or (z) in the case of clause (iii), the default has been cured and bankruptcy action terminated.

■
Lockbox and Cash Management. The Bangor Parkade Loan requires a hard lockbox with springing cash management. The loan documents require the borrower to direct the tenants to pay their rents directly into a lender controlled lockbox account, which the borrower has the right to withdraw from unless a Bangor Parkade Cash Trap Period has occurred and is continuing. The loan documents also require that all cash revenues relating to the Bangor Parkade Property and all other money received by the borrower or the property manager be deposited into the lockbox account by the end of the first business day following the borrower’s or the property manager’s receipt. During a Bangor Parkade Cash Trap Period, all amounts in the lockbox account will be swept to the lender-controlled excess cash reserve account on a daily basis. During the continuance of a Bangor Parkade Cash Trap Period, the loan documents require that all amounts on deposit in the excess cash reserve account, after the payment of debt service and budgeted operating expenses and the funding of required monthly reserves be reserved and held as additional collateral for the Bangor Parkade Loan. During the continuance of an event of default under the Bangor Parkade Loan, the lender may apply any funds in the excess cash reserve account to amounts payable under the Bangor Parkade Loan and/or toward the payment of expenses of the Bangor Parkade Property, in such order of priority as the lender may determine.

■
Property Management. The Bangor Parkade Property is currently managed by Paramount Realty Services, Inc. pursuant to a management agreement. Under the loan documents, the Bangor Parkade Property may not be managed by any other party, other than another management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender may replace or require the borrower to replace the property manager (i) during the continuance of an event of default under the Bangor Parkade Loan, (ii) during the continuance of a material default by the property manager under the management agreement beyond any applicable cure period, (iii) upon the bankruptcy or insolvency of the property manager, (iv) if 50% or more of the direct or indirect ownership interests in the property manager has been transferred or upon change of control of the property manager or (v) if the debt service coverage ratio determined under the loan documents is less than 1.15x.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BANGOR PARKADE

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as lender determines that either (i) prudent owners of real estate comparable to the Bangor Parkade Property are maintaining such insurance or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Bangor Parkade Property, plus 12 months of business interruption insurance. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Ground Lease. The Bangor Parkade Property is subject to a ground lease with Grant Trailer Sales, Inc. and Grant Realty Corporation, collectively as landlord. The lease commenced in July 2005 with a 99.5 year term with an expiration date of January 2105. The ground rent is currently $537,000 per year and increases by 7.5% at the end of each fifth lease year throughout the term of the ground lease. The next rent increase is scheduled to occur in January 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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DOLLAR GENERAL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	44	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$18,159,308
Property Type	Retail	Cut-off Date Principal Balance per SF		$45.48
Size (SF)	399,268	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 1/6/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/6/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.19000%
Appraised Value	$31,195,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		240
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Steven Dukatt
Underwritten Revenues	$3,104,355
Underwritten Expenses	$802,721	Escrows
Underwritten Net Operating Income (NOI)	$2,301,635		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,123,498	Taxes	$37,347	$37,347
Cut-off Date LTV Ratio	58.2%	Insurance	$1,717	$858
Maturity Date LTV Ratio	37.0%	Replacement Reserves	$0	$6,833
DSCR Based on Underwritten NOI / NCF	1.57x / 1.45x	TI/LC(2)	$200,000	$8,012
Debt Yield Based on Underwritten NOI / NCF	12.7% / 11.7%	Other(3)	$283,193	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,200,000	97.6%	Loan Payoff	$15,866,279	85.1%
Other Sources	450,000	2.4	Other Uses	992,534	5.3
			Closing Costs	761,414	4.1
			Reserves	522,256	2.8
			Principal Equity Distribution	507,517	2.7

Total Sources	$18,650,000	100.0%	Total Uses	$18,650,000	100.0%

(1)	Steven Dukatt is the guarantor of the non-recourse carveouts under the Dollar General Portfolio Loan.
(2)	TI/LC reserve is capped at $960,000. This is equal to or greater than 12% on the due date in January 2021.
(3)	Other reserves represent a deferred maintenance reserve of $273,088 and a Beaver Falls reserve of $10,105 for capital expenditures at the Beaver Falls property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

DOLLAR GENERAL PORTFOLIO

The following table presents certain information relating to the Dollar General Portfolio Properties:

Property Name	City	State	Total GLA	Allocated Cut-off Date Balance	% of Portfolio Allocated Cut-off Date Balance	Occupancy as of 6/30/2013	Year Built / Renovated	UW NCF	UW NCF per SF	Lease Expiration
Dollar General	Pierre Part	LA	9,014	$580,699	3.2%	100.0%	2007 / NAP	$68,940	$7.65	6/30/2022
Dollar General	Corsicana	TX	9,100	575,710	3.2	100.0%	2006 / NAP	68,433	7.52	3/31/2021
Dollar General	Waco	TX	9,014	552,761	3.0	100.0%	2006 / NAP	65,687	7.29	8/31/2022
Dollar General	Big Lake	TX	9,100	515,844	2.8	100.0%	2007 / NAP	61,356	6.74	1/31/2018
Dollar General	Sherrill	NY	12,000	502,873	2.8	100.0%	1955 / 2006	52,098	4.34	12/31/2021
Dollar General	Pittsburg	TX	9,014	496,887	2.7	100.0%	2007 / NAP	59,047	6.55	9/30/2017
Dollar General	Grandview	TX	9,014	488,904	2.7	100.0%	2007 / NAP	58,165	6.45	10/31/2022
Dollar General	Olney	TX	9,100	487,907	2.7	100.0%	2008 / NAP	58,024	6.38	1/31/2018
Dollar General	Warren	OH	9,014	480,922	2.6	100.0%	2006 / NAP	54,818	6.08	5/31/2021
Dollar General	Vincent	OH	9,014	471,942	2.6	100.0%	2006 / NAP	54,458	6.04	2/28/2021
Dollar General	Alderson	WV	9,014	465,956	2.6	100.0%	2005 / NAP	53,767	5.96	6/30/2020
Dollar General	Pawnee	OK	9,014	461,965	2.5	100.0%	2005 / NAP	54,791	6.08	3/31/2020
Dollar General	Andrews	TX	9,100	456,976	2.5	100.0%	2007 / NAP	54,277	5.96	6/30/2022
Dollar General	Beggs	OK	9,014	448,994	2.5	100.0%	2005 / NAP	53,414	5.93	6/30/2020
Dollar General	Shreve	OH	9,014	446,001	2.5	100.0%	2005 / NAP	52,508	5.83	11/30/2020
Dollar General	Amelia	LA	9,014	434,027	2.4	100.0%	2006 / NAP	51,336	5.70	1/31/2022
Dollar General	Elmira	NY	10,300	431,034	2.4	100.0%	1966 / 2006	49,159	4.77	7/31/2019
Dollar General	Hamilton	NY	9,014	429,039	2.4	100.0%	2005 / NAP	50,363	5.59	6/30/2015
Dollar General	Lone Grove	OK	9,014	426,045	2.3	100.0%	2005 / NAP	50,580	5.61	10/31/2020
Dollar General	Oak Hill	OH	9,014	420,059	2.3	100.0%	2005 / NAP	49,557	5.50	5/31/2020
Dollar General	Tuppers Plains	OH	9,014	418,063	2.3	100.0%	2005 / NAP	49,034	5.44	11/30/2020
Dollar General	Lynchburg	OH	9,014	418,063	2.3	100.0%	2005 / NAP	48,551	5.39	4/30/2020
Dollar General	West Tawakoni	TX	9,014	416,068	2.3	100.0%	2002 / NAP	49,498	5.49	8/31/2016
Dollar General	Salineville	OH	9,014	406,090	2.2	100.0%	2005 / NAP	46,780	5.19	11/30/2020
Dollar General	Sodus	NY	9,014	402,099	2.2	100.0%	2005 / NAP	46,623	5.17	9/30/2015
Dollar General	Beaumont	TX	9,014	397,110	2.2	100.0%	2004 / NAP	47,270	5.24	8/31/2019
Dollar General	Spring Grove	PA	8,125	395,115	2.2	100.0%	2003 / NAP	46,876	5.77	11/20/2020
Dollar General	Abbeville	LA	9,014	394,117	2.2	100.0%	2006 / NAP	46,877	5.20	7/31/2021
Dollar General	Columbus	OH	9,014	392,121	2.2	100.0%	2005 / NAP	45,719	5.07	9/30/2015
Dollar General	Bellbrook	OH	9,014	391,124	2.2	100.0%	2005 / NAP	43,813	4.86	3/31/2015
Dollar General	Rayne	LA	9,014	389,128	2.1	100.0%	2004 / NAP	46,273	5.13	3/31/2020
Dollar General	Duson	LA	9,014	386,135	2.1	100.0%	2005 / NAP	45,736	5.07	3/31/2020
Dollar General	LeCompte	LA	9,014	384,139	2.1	100.0%	2005 / NAP	45,727	5.07	11/30/2020
Dollar General	Beaver Falls	PA	9,014	361,191	2.0	100.0%	2005 / NAP	40,815	4.53	6/4/2016
Dollar General	Ralls	TX	9,014	357,200	2.0	100.0%	2006 / NAP	42,416	4.71	6/30/2021
Dollar General	Beaver	PA	8,125	356,202	2.0	100.0%	2005 / NAP	40,453	4.98	7/31/2015
Dollar General	Honeoye	NY	9,014	350,215	1.9	100.0%	2005 / NAP	40,520	4.50	6/30/2015
Dollar General	Nixon	TX	9,014	345,226	1.9	100.0%	2005 / NAP	40,909	4.54	10/31/2020
Dollar General	Normangee	TX	9,014	329,262	1.8	100.0%	2005 / NAP	39,079	4.34	4/30/2020
Dollar General	Zavalla	TX	9,014	329,262	1.8	100.0%	2005 / NAP	38,859	4.31	8/31/2020
Dollar General	Brackettville	TX	9,014	316,291	1.7	100.0%	2006 / NAP	37,589	4.17	7/31/2016
Dollar General	Monessen	PA	8,000	294,340	1.6	100.0%	2005 / NAP	32,724	4.09	6/30/2015
Dollar General	St. Paul	NE	11,520	197,557	1.1	100.0%	1984 / 2000	21,830	1.89	10/31/2017
Dollar General	Dixon	IL	7,336	158,645	0.9	100.0%	1970 / 1999	18,751	2.56	3/31/2014
Total / Weighted Avg.			399,268	$18,159,308	100.0%	100.0%		$2,123,498	$5.32

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

DOLLAR GENERAL PORTFOLIO

The following table presents the lease rollover schedule at the Dollar General Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	70,209	17.6	17.6%	462,600	18.7	6.59	8
2016	18,028	4.5	22.1%	99,000	4.0	5.49	2
2017	27,870	7.0	29.1%	129,600	5.2	4.65	3
2018	18,200	4.6	33.6%	132,600	5.4	7.29	2
2019	19,314	4.8	38.5%	110,400	4.5	5.72	2
2020	143,335	35.9	74.4%	852,116	34.5	5.94	16
2021	57,156	14.3	88.7%	362,496	14.7	6.34	6
2022	45,156	11.3	100.0%	324,000	13.1	7.18	5
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	399,268	100.0%		$2,472,812	100.0%	$6.19	44

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Dollar General Portfolio Properties:

Historical Leased %(1)
	2011	2012	TTM 6/30/2013
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Dollar General Portfolio Properties:

Cash Flow Analysis(1)
	2010	2011	2012	Ann. 6 months 6/30/2013	Underwritten	Underwritten $ per SF
Base Rent	$2,474,168	$2,474,168	$2,474,168	$2,475,368	$2,472,812	$6.19
Contractual Rent Steps	0	0	0	0	14,714	0.04
Total Rent	$2,474,168	$2,474,168	$2,474,168	$2,475,368	$2,487,526	$6.23
Total Reimbursables	574,911	579,338	585,177	556,668	726,314	1.82
Percentage Rent	0	0	0	0	3,288	0.01
Less Vacancy & Credit Loss	0	0	0	0	(112,772)	(0.28)
Effective Gross Income	$3,049,079	$3,053,506	$3,059,345	$3,032,036	$3,104,355	$7.78

Total Operating Expenses	$584,782	$615,723	$612,776	$476,901	$802,721	$2.01

Net Operating Income	$2,464,297	$2,437,783	$2,446,570	$2,555,135	$2,301,635	$5.76
Replacement Reserves	0	0	0	0	81,999	0.21
TI/LC	0	0	0	0	96,138	0.24
Net Cash Flow	$2,464,297	$2,437,783	$2,446,570	$2,555,135	$2,123,498	$5.32

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

RAEFORD CROSSING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Fayetteville, North Carolina	Cut-off Date Principal Balance		$18,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$61,855.67
Size (Units)	291	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 10/1/2013	95.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2013	95.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		4.85400%
Appraised Value	$25,750,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(1)	Brantley E. White, Thomas L. White III, Gabrielle B. Beard, Reed B. McClintock and Ralph Kirkman
Underwritten Revenues	$2,607,934
Underwritten Expenses	$900,980	Escrows
Underwritten Net Operating Income (NOI)	$1,706,954		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,634,204	Taxes	$0	$20,512
Cut-off Date LTV Ratio	69.9%	Insurance	$17,737	$4,098
Maturity Date LTV Ratio	61.7%	Replacement Reserves	$0	$6,063
DSCR Based on Underwritten NOI / NCF	1.50x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.1%	Other(2)	$150,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	73.0%	Purchase Price(3)	$24,000,000	97.3%
Principal’s New Cash Contribution	6,670,833	27.0	Closing Costs	503,096	2.0
			Reserves	167,737	0.7

Total Sources	$24,670,833	100.0%	Total Uses	$24,670,833	100.0%

(1)
Brantley E. White, Thomas L. White III, Gabrielle B. Beard, Reed B. McClintock and Ralph Kirkman are the guarantors of the non-recourse carveouts under the Raeford Crossing Loan. The seven special purpose entities comprising the borrower own the Raeford Crossing Property as tenants-in-common in undivided ownership interests.

(2)	Other reserve represents an environmental reserve for purposes of performing additional radon testing.
(3)
Six new tenants-in-common acquired the 91.67% undivided interest in the Raeford Crossing Property for $22,000,800, while the remaining 8.33% interest was rolled over by one of the prior owners, who is also a borrower sponsor, implying a total purchase price of $24,000,000.

The following table presents certain information relating to the units and rent at the Raeford Crossing Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
1 Bed / 1 Bath	78	685	$695	$700	$700	$655,200
2 Bed / 2 Bath	168	1,005	$800	$816	$816	1,645,056
3 Bed / 2 Bath	45	1,365	$1,000	$1,000	$1,000	540,000
Total / Wtd. Avg.	291	975	$803	$813	$813	$2,840,256

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Raeford Crossing Property:

Historical Leased %(1)
	2012	As of 10/1/2013
Owned Space	72.2%	95.2%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RAEFORD CROSSING

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Raeford Crossing Property:

Cash Flow Analysis(1)
	2012	TTM 9/30/2013	Underwritten	Underwritten $ per Unit
Base Rent	$2,894,843	$2,888,707	$2,840,256	$9,760
Gross Up Vacancy	0	0	0	0
Goss Potential Rent	$2,894,843	$2,888,707	$2,840,256	$9,760
Vacancy, Credit Loss & Concessions	(985,265)	(555,571)	(332,609)	(1,143)
Total Rent Revenue	$1,909,579	$2,333,136	$2,507,647	$8,617
Other Revenue (2)	153,195	100,287	100,287	345
Effective Gross Income	$2,062,773	$2,433,423	$2,607,934	$8,962

Total Operating Expenses	$857,564	$916,190	$900,980	$3,096

Net Operating Income	$1,205,210	$1,517,233	$1,706,954	$5,866
Replacement Reserves	0	0	72,750	250
Net Cash Flow	$1,205,210	$1,517,233	$1,634,204	$5,616

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes parking, laundry, administration fees and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HILTON GARDEN INN PITTSBURGH - CRANBERRY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Cranberry Township, Pennsylvania	Cut-off Date Principal Balance		$17,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$128,676.47
Size (Rooms)	136	Percentage of Initial Pool Balance		1.6%
Total TTM Occupancy as of 10/27/2013	74.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/27/2013	74.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		4.67000%
Appraised Value	$24,600,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)		Donald B. Rodgers
Underwritten Revenues	$5,541,418
Underwritten Expenses	$3,390,456
Underwritten Net Operating Income (NOI)	$2,150,962	Escrows
Underwritten Net Cash Flow (NCF)	$1,929,305		Upfront	Monthly
Cut-off Date LTV Ratio	71.1%	Taxes	$65,256	$13,049
Maturity Date LTV Ratio(1)	62.2%	Insurance	$24,494	$2,449
DSCR Based on Underwritten NOI / NCF	1.98x / 1.78x	FF&E(3)	$0	$18,471
Debt Yield Based on Underwritten NOI / NCF	12.3% / 11.0%	Other(4)	$6,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,500,000	100.0%	Loan Payoff	$11,622,168	66.4%
			Principal Equity Distribution	5,461,616	31.2
			Closing Costs	320,216	1.8
			Reserves	96,000	0.5
Total Sources	$17,500,000	100.0%	Total Uses	$17,500,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $25,800,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 65.3%. The “as stabilized” appraised value assumes a 74.0% occupancy and an average daily rate of $143.96 through 11/1/2016.

(2)	Donald B. Rodgers is the guarantor of the non-recourse carveouts under the Hilton Garden Inn Pittsburgh - Cranberry Loan.
(3)
Ongoing FF&E reserves are $18,471 for the first through the twelfth due dates and thereafter the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth of 4% of the operating income of the Hilton Garden Inn Pittsburgh - Cranberry Property for the previous twelve month period as determined on the anniversary of the last day of December.

(4)	Other upfront reserve represents a deferred maintenance reserve.

The following table presents certain information relating to the estimated 2012 demand analysis with respect to the Hilton Garden Inn Pittsburgh - Cranberry Property based on market segmentation, as provided in the appraisal for the Hilton Garden Inn Pittsburgh - Cranberry Property:

Estimated 2012 Accommodated Room Night Demand
Property	Meeting and Group	Leisure	Commercial & Contract
Hilton Garden Inn Pittsburgh - Cranberry	7%	35%	58%

Source: Appraisal.

The following table presents certain information relating to the year-to-date through October 2013 penetration rates relating to the Hilton Garden Inn Pittsburgh - Cranberry Property as provided in the October 2013 travel research report:

Year-to-Date Through October 2013 Penetration Rates
Property	Occupancy	ADR	RevPAR
Hilton Garden Inn Pittsburgh - Cranberry	118.2%	103.5%	122.4%

Source: October 2013 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HILTON GARDEN INN PITTSBURGH - CRANBERRY

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Garden Inn Pittsburgh - Cranberry Property:

Hilton Garden Inn Pittsburgh - Cranberry(1)(2)
TTM (10/27/2013)
Occupancy	74.7%
ADR	$126.48
RevPAR	$94.43

(1)	As provided by the borrower.
(2)	The Hilton Garden Inn Pittsburgh – Cranberry Property was built in 2012 and opened for business in May 2012.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hilton Garden Inn Pittsburgh - Cranberry Property:

Cash Flow Analysis(1)(2)

	TTM (10/27/2013)	Underwritten	Underwritten $ per Room
Room Revenue	$4,674,466	$4,687,308	$34,465
Food & Beverage Revenue	825,439	827,707	6,086
Telephone Revenue	1,216	1,219	9
Other Revenue(3)	25,115	25,184	185
Total Revenue	$5,526,236	$5,541,418	$40,746

Room Expense	$724,780	$726,771	$5,344
Food & Beverage Expense	618,613	620,312	4,561
Telephone Expense	13,617	13,654	100
Other Expense	13,896	13,934	102
Total Departmental Expense	$1,370,906	$1,374,672	$10,108
Total Undistributed Expense	1,824,485	1,825,886	13,426
Total Fixed Charges	178,907	189,898	1,396
Total Operating Expenses	$3,374,298	$3,390,456	$24,930

Net Operating Income	$2,151,938	$2,150,962	$15,816
FF&E	221,049	221,657	1,630
Net Cash Flow	$1,930,889	$1,929,305	$14,186

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Hilton Garden Inn Pittsburgh - Cranberry Property was built in 2012 and opened for business in May 2012.
(3)	Other revenue includes the suite shop revenue, vending machines and store income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SMITH BROTHERS HARDWARE BUILDING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Columbus, Ohio	Cut-off Date Principal Balance		$16,981,416
Property Type	Office	Cut-off Date Principal Balance per SF		$88.93
Size (SF)	190,949	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 12/1/2013	89.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2013	89.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1926 / 1998	Mortgage Rate		4.87900%
Appraised Value	$26,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Seldon O. Young
Underwritten Revenues	$3,695,398
Underwritten Expenses	$1,581,563	Escrows
Underwritten Net Operating Income (NOI)	$2,113,834		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,917,681	Taxes	$0	$0
Cut-off Date LTV Ratio	64.8%	Insurance	$0	$0
Maturity Date LTV Ratio	53.1%	Replacement Reserves(2)	$0	$3,342
DSCR Based on Underwritten NOI / NCF	1.96x / 1.78x	TI/LC(3)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	12.4% / 11.3%	Other(4)	$182,343	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,000,000	100.0%	Loan Payoff	$13,649,150	80.3%
			Principal Equity Distribution	2,875,204	16.9
			Closing Costs	293,303	1.7
			Reserves	182,343	1.1
Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%

(1)	Seldon O. Young is the guarantor of the non-recourse carveouts under the Smith Brothers Hardware Building Loan.
(2)	Replacement reserve capped at $100,000.
(3)	TI/LC reserve capped at $300,000.
(4)	Other reserves include $118,970 for outstanding tenant improvement obligations, $62,573 for Wells Fargo overpayment of rent and $800 for tax services.

The following table presents certain information relating to the tenants at the Smith Brothers Hardware Building Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Time Warner(2)	BBB+ / Baa2 / BBB	42,349	22.2%	$497,601	24.7%	$11.75	8/31/2018	2, 5-year options
Venue at Smith Bros.	NR / NR/ NR	16,673	8.7	178,154	8.8	10.69	12/31/2016	1, 5-year option
Wells Fargo	AA- / A2 / A+	13,352	7.0	153,548	7.6	11.50	10/31/2018	2, 5-year options
Lextant	NR / NR/ NR	10,459	5.5	146,426	7.3	14.00	10/31/2015	NA
IQ Innovations	NR / NR/ NR	12,272	6.4	138,060	6.8	11.25	7/31/2018	2, 5-year options
Prologue Research	NR / NR/ NR	9,133	4.8	116,446	5.8	12.75	2/28/2015	NA
Pillar Technology Group	NR / NR/ NR	9,257	4.8	113,511	5.6	12.26	6/30/2020	1, 5-year option
Level 3(3)	B- / Caa2 / B	9,363	4.9	103,069	5.1	11.01	7/31/2017	2, 5-year options
OE Connection	NR / NR/ NR	7,080	3.7	92,040	4.6	13.00	9/30/2018	NA
People ToMySite & Fugent(4)	NR / NR/ NR	10,810	5.7	89,183	4.4	8.25	11/30/2018	2, 5-year options
Ten Largest Tenants		140,748	73.7%	$1,628,036	80.7%	$11.57
Remaining Tenants		29,413	15.4	389,055	19.3	13.23
Vacant		20,788	10.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		190,949	100.0%	$2,017,092	100.0%	$11.85

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Time Warner may reduce size by 4,800 SF to 5,950 SF (11.3% to 14.0% of tenant’s current space and 2.5% to 3.1% of total NRA) with 180 days notice after 10/31/2015.
(3)	Level 3 may terminate its current lease on 7/31/2015 with notice by 2/1/2015 and a termination fee equal to six months of total rent.
(4)	People ToMySite & Fugent may terminate its current lease on 11/30/2016 with notice by 7/3/2016 and a termination fee equal to five months of total rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SMITH BROTHERS HARDWARE BUILDING

The following table presents the lease rollover schedule at the Smith Brothers Hardware Building Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	1,100	0.6	0.6%	23,100	1.1	21.00	1
2015	25,578	13.4	14.0%	351,867	17.4	13.76	4
2016	24,747	13.0	26.9%	294,414	14.6	11.90	3
2017	9,363	4.9	31.8%	103,069	5.1	11.01	1
2018	100,116	52.4	84.3%	1,131,132	56.1	11.30	8
2019	0	0.0	84.3%	0	0.0	0.00	0
2020	9,257	4.8	89.1%	113,511	5.6	12.26	1
2021	0	0.0	89.1%	0	0.0	0.00	0
2022	0	0.0	89.1%	0	0.0	0.00	0
2023	0	0.0	89.1%	0	0.0	0.00	0
2024	0	0.0	89.1%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	89.1%	0	0.0	0.00	0
Vacant	20,788	10.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	190,949	100.0%		$2,017,092	100.0%	$11.85	18

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Smith Brothers Hardware Building Property:

Historical Leased %(1)
	2010	2011	2012	As of 12/1/2013
Owned Space	100.0%	98.8%	74.3%	89.1%

(1)	As provided by the borrower which reflects year end occupancy for the year, unless otherwise stated.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Smith Brothers Hardware Building Property:

Cash Flow Analysis(1)

	2011	2012	TTM 8/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,328,952	$2,344,908	$1,767,446	$2,017,092	$10.56
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	445,903	2.34
Total Rent	$2,328,952	$2,344,908	$1,767,446	$2,462,994	$12.90
Total Reimbursables	1,603,871	1,467,460	1,217,043	1,388,285	7.27
Parking/Antenna/Storage	264,555	242,668	255,740	255,740	1.34
Other Income	0	0	0	34,281	0.18
Less Vacancy & Credit Loss	0	0	0	(445,903)	(2.34)
Effective Gross Income	$4,197,378	$4,055,036	$3,240,229	$3,695,398	$19.35

Total Operating Expenses	$1,692,533	$1,593,959	$1,526,812	$1,581,563	$8.28

Net Operating Income	$2,504,845	$2,461,077	$1,713,417	$2,113,834	$11.07
TI/LC	0	0	0	157,963	0.83
Capital Expenditures	0	0	0	38,190	0.20
Net Cash Flow	$2,504,845	$2,461,077	$1,713,417	$1,917,681	$10.04

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 12/1/2013 and rent steps through 2/28/2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK MEADOWS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Manchester, Missouri	Cut-off Date Principal Balance	$16,800,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$60,000
Size (Units)	280	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 11/21/2013	95.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/21/2013	95.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1970 / 2009-2013	Mortgage Rate	4.82450%
Appraised Value	$22,690,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	David J. Thiemann and David J. Thiemann, as trustee of the David J. Thiemann Revocable Trust, dated April 4, 1995
Underwritten Revenues	$2,823,275
Underwritten Expenses	$1,210,559	Escrows
Underwritten Net Operating Income (NOI)	$1,612,716	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,528,996	Taxes	$0	$19,413
Cut-off Date LTV Ratio	74.0%	Insurance	$17,556	$5,852
Maturity Date LTV Ratio	68.1%	Replacement Reserves(2)	$0	$6,977
DSCR Based on Underwritten NOI / NCF	1.52x / 1.44x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.6% / 9.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,800,000	81.7%	Loan Payoff	$15,599,640	75.8%
Principal’s New Cash Contribution	3,772,009	18.3	TPRF Membership Buyout	4,268,693	20.8
			Closing Costs	686,120	3.3
			Reserves	17,556	0.1
Total Sources	$20,572,009	100.0%	Total Uses	$20,572,009	100.0%

(1)	David J. Thiemann and David J. Thiemann, as trustee of the David J. Thiemann Revocable Trust, dated April 4, 1995 are the guarantors of the non-recourse carveouts under the Park Meadows Loan.
(2)	Replacement reserve is capped at $167,440.

The following table presents certain information relating to the units and rent at the Park Meadows Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Rent
2 Bed The Magnolia	144	925	$744	$619	$619	$1,069,610
2 Bed The Oak	36	1,300	$925	$870	$870	375,809
2 Bed The Sequoia	72	1,500	$975	$1,004	$1,004	867,251
3 Bed The Redwood	28	2,025	$1,150	$1,355	$1,355	455,307
Total / Wtd. Avg.	280	1,231	$867	$824	$824	$2,767,976

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Park Meadows Property:

Historical Leased %(1)
	2010	2011	2012	As of 11/21/2013
Owned Space	94%	95%	96%	95%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK MEADOWS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park Meadows Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 10/31/2013	Underwritten	Underwritten $ per Unit
Base Rent	$2,211,814	$2,302,931	$2,545,122	$2,755,128	$2,767,976	$9,886
Gross Up Vacancy	0	0	0	0	0	0
Goss Potential Rent	$2,211,814	$2,302,931	$2,545,122	$2,755,128	$2,767,976	$9,886
Vacancy, Credit Loss & Concessions	(142,514)	(93,715)	(156,229)	(271,406)	(279,285)	(997)
Total Rent Revenue	$2,069,300	$2,209,216	$2,388,893	$2,483,722	$2,488,691	$8,888
Other Revenue(2)	252,899	252,921	284,922	334,584	334,584	1,195
Effective Gross Income	$2,322,199	$2,462,137	$2,673,815	$2,818,305	$2,823,275	$10,083

Total Operating Expenses	$1,175,312	$1,121,311	$1,162,883	$1,206,206	$1,210,559	$4,323

Net Operating Income	$1,146,888	$1,340,826	$1,510,932	$1,612,099	$1,612,716	$5,760
Replacement Reserves(3)	0	0	0	0	83,720	299
Net Cash Flow	$1,146,888	$1,340,826	$1,510,932	$1,612,099	$1,528,996	$5,461

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes parking, laundry, utility reimbursement, application fees and other miscellaneous revenues.
(3)	Underwritten replacement reserves of $299 per unit are based on the property condition report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MINNESOTA SELF STORAGE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	CGMRC
Location (City/State)	Various, Minnesota	Cut-off Date Principal Balance	$16,750,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$73.01
Size (SF)	229,410	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 9/17/2013	83.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/17/2013	83.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.66000%
Appraised Value	$32,305,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	Timothy Davis and Robert Dailey
Underwritten Revenues	$3,310,318
Underwritten Expenses	$1,352,095	Escrows
Underwritten Net Operating Income (NOI)	$1,958,223	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,905,993	Taxes	$84,436	$42,218
Cut-off Date LTV Ratio	51.8%	Insurance	$0	$0
Maturity Date LTV Ratio	51.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.47x / 2.41x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.7% / 11.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Principal’s New Cash Contribution	$16,755,715	49.2%	Purchase Price	$32,300,000	94.8%
Loan Amount	16,750,000	49.2	Other Uses	1,538,109	4.5
Other Sources	560,834	1.6	Closing Costs	144,003	0.4
			Reserves	84,436	0.2

Total Sources	$34,066,548	100.0%	Total Uses	$34,066,548	100.0%

(1)	Timothy Davis and Robert Dailey are the guarantors of the non-recourse carveouts under the Minnesota Self Storage Portfolio Loan.

The following table presents certain information relating to the Minnesota Self Storage Portfolio Properties:

Property Name	City	State	Allocated Cut- off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	UW NCF
Edina Mini Storage	Edina	MN	$6,300,000	72,035	84.6%	1967 / 2002	$713,709
Bloomington Self Storage	Bloomington	MN	5,100,000	70,888	79.6%	1970 / 2004	570,616
Minneapolis Self Storage	Minneapolis	MN	2,750,000	34,746	82.7%	1892 / 2006	327,383
Lakeville Premier Self Storage	Lakeville	MN	2,600,000	51,741	89.1%	2002 / NAP	294,286
Total / Wtd. Avg.			$16,750,000	229,410	83.8%		$1,905,993

(1)	Occupancy as of September 17, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MINNESOTA SELF STORAGE PORTFOLIO

The following table presents certain information relating to historical leasing at the Minnesota Self Storage Portfolio Properties:

Historical Leased %(1)
	2012	TTM 9/17/2013
Edina Mini Storage	77.8%	84.6%
Bloomington Self Storage	76.7%	79.6%
Minneapolis Self Storage	84.7%	82.7%
Lakeville Premier Self Storage	78.5%	89.1%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Minnesota Self Storage Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	TTM 9/30/2013	Underwritten	Underwritten $ per SF
Base Rent	$2,541,200	$2,852,344	$3,082,591	$3,324,475	$14.49
Gross Up Vacancy	0	0	0	687,768	3.00
Total Rent Revenue	$2,541,200	$2,852,344	$3,082,591	$4,012,243	$17.49
Other Income	200,940	238,370	239,420	200,439	0.87
Less Vacancy & Credit Loss	(43,150)	(41,033)	(41,086)	(902,364)	(3.93)
Effective Gross Income	$2,698,990	$3,049,681	$3,280,925	$3,310,318	$14.43

Total Operating Expenses	$1,197,326	$1,247,286	$1,336,550	$1,352,095	$5.89

Net Operating Income	$1,501,664	$1,802,395	$1,944,375	$1,958,223	$8.54
Replacement Reserves	0	0	0	45,882	0.20
Capital Expenditures	0	0	0	6,349	0.03
Net Cash Flow	$1,501,664	$1,802,395	$1,944,375	$1,905,993	$8.31

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HIGHLAND PLANTATION APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Baton Rouge, Louisiana	Cut-off Date Principal Balance	$16,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$39,285.71
Size (Units)	420	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 12/11/2013	96.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/11/2013	96.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1967 / 2008	Mortgage Rate	5.33000%
Appraised Value	$22,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Robert W. Day and Janice E. Day
Underwritten Revenues	$3,413,838
Underwritten Expenses	$1,780,673	Escrows
Underwritten Net Operating Income (NOI)	$1,633,165	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,496,227	Taxes	$18,168	$9,084
Cut-off Date LTV Ratio	73.3%	Insurance	$238,796	$21,709
Maturity Date LTV Ratio	60.9%	Replacement Reserves	$0	$11,412
DSCR Based on Underwritten NOI / NCF	1.48x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.1%	Other(2)	$131,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,500,000	90.3%	Loan Payoff	$17,670,583	96.7%
Principal’s New Cash Contribution	1,775,558	9.7	Reserves	388,214	2.1
			Closing Costs	216,761	1.2

Total Sources	$18,275,558	100.0%	Total Uses	$18,275,558	100.0%

(1)	Robert W. Day and Janice E. Day are the guarantors of the non-recourse carveouts under the Highland Plantation Apartments Loan.
(2)	Other upfront escrow represents a reserve for deferred maintenance of $131,250.

The following table presents certain information relating to the units and rent at the Highland Plantation Apartments Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
Studio / 1 Bath	10	508	$668	$80,160	$663	$79,560
1 Bed / 1 Bath	75	723	$699	629,100	$695	625,500
2 Bed / 1 Bath	89	878	$681	727,308	$675	720,900
2 Bed / 1.5 Bath	97	931	$762	886,968	$726	845,064
2 Bed / 2 Bath	88	948	$740	781,440	$754	796,224
3 Bed / 2 Bath	48	1,168	$910	524,160	$905	521,280
4 Bed / 2 Bath	12	1,370	$1,070	154,080	$1,067	153,648
4 Bed / 3 Bath	1	1,800	$1,500	18,000	$1,500	18,000
Total / Wtd. Avg.	420	918	$754	$3,801,216	$746	$3,760,176

Source: Appraisal.

The following table presents certain information relating to historical leasing at the Highland Plantation Apartments Property:

Historical Leased %(1)(2)
	2010	2011	2012	As of 12/11/2013
Owned Space	85.0%	74.3%	85.5%	96.2%

(1)	As provided by the borrower.
(2)	Occupancy is as of December 1 for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HIGHLAND PLANTATION APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Highland Plantation Apartments Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 11/30/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$3,178,220	$2,963,936	$3,125,113	$3,217,221	$3,728,220	$8,876.71
Other Income(3)	86,913	109,236	108,154	206,733	221,733	527.94
Total Rent Revenue	$3,265,133	$3,073,172	$3,233,267	$3,423,954	$3,949,953	$9,404.65
Economic Vacancy & Credit Loss	(22,540)	(19,207)	(27,258)	(25,116)	(536,115)	(1,276.46)
Effective Gross Income	$3,242,593	$3,053,965	$3,206,009	$3,398,838	$3,413,838	$8,128.19

Total Operating Expenses	$1,771,254	$1,740,598	$1,702,260	$1,758,913	$1,780,673	$4,239.70

Net Operating Income	$1,471,339	$1,313,367	$1,503,749	$1,639,925	$1,633,165	$3,888.49
Replacement Reserves	0	0	0	0	136,938	326.04
Net Cash Flow	$1,471,339	$1,313,367	$1,503,749	$1,639,925	$1,496,227	$3,562.45

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 12/11/2013 rent roll.
(3)	Other Income consists primarily of laundry and late fees, utility income and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYNDHAM GARDEN INN LONG ISLAND CITY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Long Island City, New York	Cut-off Date Principal Balance		$16,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$125,000.00
Size (Rooms)	128	Percentage of Initial Pool Balance		1.4%
Total TTM Occupancy as of 11/30/2013	80.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 11/30/2013	80.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		5.70000%
Appraised Value	$28,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		324
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Keung Kwong Mok and Xiao Dong Zhao
Underwritten Revenues	$6,088,689
Underwritten Expenses	$4,166,590
Underwritten Net Operating Income (NOI)	$1,922,099	Escrows
Underwritten Net Cash Flow (NCF)	$1,617,858		Upfront	Monthly
Cut-off Date LTV Ratio	57.1%	Taxes	$29,788	$29,788
Maturity Date LTV Ratio(2)	42.7%	Insurance	$60,645	$7,713
DSCR Based on Underwritten NOI / NCF	1.65x / 1.39x	FF&E(3)	$0	$25,824
Debt Yield Based on Underwritten NOI / NCF	12.0% / 10.1%	Other(4)	$2,650,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,000,000	100.0%	Loan Payoff	$8,892,687	55.6%
			Principal Equity Distribution	3,698,272	23.1
			Reserves	2,740,433	17.1
			Closing Costs	668,608	4.2
Total Sources	$16,000,000	100.0%	Total Uses	$16,000,000	100.0%

(1)	Keung Kwong Mok and Xiao Dong Zhao are the guarantors of the non-recourse carveouts under the Wyndham Garden Inn Long Island City Loan.
(2)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $30,000,000, which assumes the Wyndham Garden Inn Long Island City Property reaches a stabilized occupancy of 82.0%, a stabilized ADR of $172.68 and a stabilized RevPAR of $141.60. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 45.7%.

(3)
On each monthly due  date, the borrower is required to fund the FF&E reserve in an amount equal to one-twelfth of 5% of annual gross revenue. In the event that the Wyndham Garden Inn Long Island City Property’s RevPAR penetration index falls below 90% for three consecutive months, and until such time as the Wyndham Garden Inn Long Island City Property’s RevPAR penetration index is greater than 95% for two consecutive calendar quarters, the borrower is required to fund an ongoing FF&E reserve in the monthly amount of one-twelfth of 6% of annual gross revenue. The FF&E reserve is capped at $929,664.

(4)
Other upfront reserve represents a $2,650,000 flood business interruption reserve. If (i) no event of default under the Wyndham Garden Inn Long Island City Loan has occurred and is continuing; and (ii) the borrower provides satisfactory evidence to the lender that the borrower has obtained additional (a) excess flood business interruption insurance covering a period of restoration of not less than six months ($2,650,000) or such greater amount as required by the lender and (b) excess building flood insurance covering the cellar and first floor of the Wyndham Garden Inn Long Island City Property of not less than $2,628,000, then the reserve will be released to the borrower.

The following table presents certain information relating to the 2013 market mix with respect to the Wyndham Garden Inn Long Island City Property, as provided in the appraisal for the Wyndham Garden Inn Long Island City Property:

Estimated Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Wyndham Garden Inn Long Island City	15%	65%	20%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM September 2013 penetration rates relating to the Wyndham Garden Inn Long Island City Property, as provided in an October 2013 travel research report for the Wyndham Garden Inn Long Island City Property:

TTM Through 9/30/2013 Penetration Rates(1)(2)
Property	Occupancy	ADR	RevPAR
Wyndham Garden Inn Long Island City	95.6%	94.5%	90.4%

(1)	Source: October 2013 travel research report.
(2)
The Wyndham Garden Inn Long Island City Property opened in April 2012; however, as a result of the impact from Hurricane Sandy in October 2012, the Wyndham Garden Inn Long Island City Property was open only to FEMA personnel in November and December 2012. In addition, as a result of downed power lines, the Wyndham Garden Inn Long Island City Property was taken off of the Wyndham reservation system, impacting January and February 2013 operations.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WYNDHAM GARDEN INN LONG ISLAND CITY

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Wyndham Garden Inn Long Island City Property:

Wyndham Garden Inn Long Island City(1)(2)
	2012(1)	TTM 11/30/2013(1)	Underwritten
Occupancy	78.4%	80.6%	84.2%
ADR	$144.14	$148.03	$151.09
RevPAR	$113.02	$119.36	$127.18

(1)	As provided by the borrower.
(2)
The Wyndham Garden Inn Long Island City Property opened in April 2012; however, as a result of the impact from Hurricane Sandy in October 2012, the Wyndham Garden Inn Long Island City Property was open only to FEMA personnel in November and December 2012. In addition, as a result of downed power lines, the Wyndham Garden Inn Long Island City Property was taken off of the Wyndham reservation system, impacting January and February 2013 operations.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Wyndham Garden Inn Long Island City Property:

Cash Flow Analysis(1)(2)
	2012	TTM 11/30/2013	Underwritten	Underwritten $ per Room
Room Revenue	$3,978,245	$5,561,128	$5,941,975	$46,422
Other Departmental Revenue(3)	74,416	115,982	146,714	1,146
Total Revenue	$4,052,661	$5,677,110	$6,088,689	$47,568

Room Expense	$1,100,154	$1,470,330	$1,494,407	$11,675
Other Expense	47,327	54,881	60,813	475
Total Departmental Expense	$1,147,481	$1,525,211	$1,555,220	$12,150
Total Undistributed Expense	1,381,846	2,019,633	2,059,841	16,093
Total Fixed Charges	227,169	342,126	551,529	4,309
Total Operating Expenses	$2,756,496	$3,886,970	$4,166,590	$32,551

Net Operating Income	$1,296,165	$1,790,140	$1,922,099	$15,016
FF&E	0	0	304,241	2,377
Net Cash Flow	$1,296,165	$1,790,140	$1,617,858	$12,640

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
The Wyndham Garden Inn Long Island City Property opened in April 2012; however, as a result of the impact from Hurricane Sandy in October 2012, the Wyndham Garden Inn Long Island City Property was open only to FEMA personnel in November and December 2012. In addition, as a result of downed power lines, the Wyndham Garden Inn Long Island City Property was taken off of the Wyndham reservation system, impacting January and February 2013 operations.

(3)	Includes restaurant lease, parking fees and other miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GESSNER ESTATES APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance	$15,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$22,761.76
Size (Units)	659	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 11/11/2013	95.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/11/2013	95.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1979 / NAP	Mortgage Rate	5.34000%
Appraised Value	$20,750,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
		Borrower Sponsor(1)	Jason Buxbaum, Jonathan Chasson,
		Justin Pratte, Carrie Girgus,
		Timothy Settles and J. Antonio Marquez
Underwritten Revenues	$4,035,885
Underwritten Expenses	$2,358,695	Escrows
Underwritten Net Operating Income (NOI)	$1,677,190		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,512,440	Taxes	$115,319	$28,830
Cut-off Date LTV Ratio	72.3%	Insurance	$145,393	$0
Maturity Date LTV Ratio	67.0%	Replacement Reserves	$587,225	$13,729
DSCR Based on Underwritten NOI / NCF	1.67x / 1.51x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.2% / 10.1%	Deferred Maintenance	$70,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,000,000	69.6%	Purchase Price	$19,900,000	92.3%
Principal’s New Cash Contribution	6,252,146	29.0	Reserves	918,187	4.3
Other Sources	314,330	1.5	Other Uses	669,401	3.1
			Closing Costs	78,888	0.4

Total Sources	$21,566,475	100.0%	Total Uses	$21,566,475	100.0%

(1)	Jason Buxbaum, Jonathan Chasson, Justin Pratte, Carrie Girgus, Timothy Settles and J. Antonio Marquez are the guarantors of the non-recourse carveouts under the Gessner Estates Apartments Loan.

The following table presents certain information relating to the units and rent at the Gessner Estates Apartments Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent(1)	Monthly Actual Rent per Unit	Yearly Actual Rent(1)
1 Bed / 1 Bath	224	575	$510	$1,321,920	$495	$1,283,040
1 Bed / 1 Bath	173	653	$530	1,017,600	$520	998,400
1 Bed / 1.5 Bath	48	850	$600	338,400	$595	335,580
2 Bed / 1 Bath	88	845	$634	631,464	$686	683,256
2 Bed / 2 Bath	84	976	$732	720,288	$715	703,560
2 Bed / 2.5 Bath	42	1,206	$856	421,152	$800	393,600
Total / Wtd. Avg.	659	743	$589	$4,450,824	$582	$4,397,436

Source: As provided by the borrower.
(1)	Yearly rents are calculated based on currently occupied units.

The following table presents certain information relating to historical leasing at the Gessner Estates Apartments Property:

Historical Leased %(1)(2)
	2011	2012	TTM 11/11/2013
Owned Space	84.0%	90.0%	95.3%

(1)	As provided by the borrower.
(2)	Represents average annual occupancy for the indicated year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GESSNER ESTATES APARTMENTS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Gessner Estates Apartments Property:

Cash Flow Analysis(1)
	2011	2012	TTM 9/25/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$4,503,000	$4,595,066	$4,612,558	$4,389,168	$6,660.35
Other Income(3)	228,987	415,901	445,824	445,824	676.52
Total Rent Revenue	$4,731,987	$5,010,967	$5,058,382	$4,834,992	$7,336.86
Potential Income from Vacant Units	0	0	0	214,992	326.24
Economic Vacancy & Credit Loss	(1,366,637)	(1,314,878)	(1,022,497)	(1,014,099)	(1,538.85)
Effective Gross Income	$3,365,350	$3,696,089	$4,035,885	$4,035,885	$6,124.26

Total Operating Expenses	$2,190,066	$2,272,741	$2,393,413	$2,358,695	$3,579.20

Net Operating Income	$1,175,285	$1,423,348	$1,642,472	$1,677,190	$2,545.05
Replacement Reserves	0	0	0	164,750	250.00
Net Cash Flow	$1,175,285	$1,423,348	$1,642,472	$1,512,440	$2,295.05

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 11/11/2013 rent roll.
(3)	Other Income includes laundry revenue, late fees, vending machine commissions, damages, administrative fees, application fees and utility reimbursement income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

246 FIFTH AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$15,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$534.93
Size (SF)	28,041	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 12/4/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/4/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1890 / 2002	Mortgage Rate		5.26000%
Appraised Value(1)	$22,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(2)		Nathan Accad
Underwritten Revenues	$1,788,198
Underwritten Expenses	$468,267	Escrows
Underwritten Net Operating Income (NOI)	$1,319,931		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,292,998	Taxes	$0	$22,982
Cut-off Date LTV Ratio(1)	66.4%	Insurance	$11,041	$5,521
Maturity Date LTV Ratio(1)(3)	58.0%	Replacement Reserves	$0	$1,076
DSCR Based on Underwritten NOI / NCF	1.33x / 1.30x	TI/LC(4)	$0	$1,610
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other(5)	$1,127,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,000,000	66.4%	Purchase Price	$19,950,000	88.2%
Principal’s New Cash Contribution	7,607,153	33.6	Closing Costs	1,518,987	6.7
			Reserves	1,138,166	5.0

Total Sources	$22,607,153	100.0%	Total Uses	$22,607,153	100.0%

(1)
The Appraised Value of $22,600,000 is inclusive of the air rights associated with the building. The air rights are part of the collateral and can be released in connection with a sale to a third party provided, among other things, the borrower delivers defeasance collateral in an amount equal to the greater of (a) the net sales proceeds for the air rights and (b) $3,400,000. The Appraised Value, Cut-off Date LTV Ratio and Maturity Date LTV Ratio assuming the value of the 246 Fifth Avenue Property exclusive of the air rights are $19,500,000, 76.9% and 58.0%, respectively.

(2)	Nathan Accad is the guarantor of the non-recourse carveouts under the 246 Fifth Avenue Loan.
(3)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $23,000,000, which assumed build out is completed and tenants are in place at the 246 Fifth Avenue Property. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 59.1%.

(4)	TI/LC reserves are capped at $60,000.
(5)	Other upfront reserves represent a reserve for deferred maintenance of $627,125 and a ground floor TI/LC reserve of $500,000.

The following table presents certain information relating to the tenants at the 246 Fifth Avenue Property:

Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Idea Nuova Office(2)	NR / NR / NR	25,506	91.0%	$1,161,000	82.3%	$45.52	12/3/2028	NA
Idea Nuova Retail(3)(4)	NR / NR / NR	2,535	9.0	250,000	17.7	98.62	12/3/2028	NA
Total		28,041	100.0%	$1,411,000	100.0%	$50.32
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		28,041	100.0%	$1,411,000	100.0%	$50.32

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Tenant is affiliated with the borrower. Rental payments under the lease are guaranteed by Nathan Accad, the non-recourse carveout guarantor under the 246 Fifth Avenue Loan, Benjamin Akkad and Idea Nuova Inc. The tenant has executed a lease but has not yet taken occupancy of its leased space. The borrower reported that it expects the tenant to take occupancy in May 2014.

(3)	Tenant is affiliated with the borrower. Rental payments under the lease are guaranteed by Idea Nuova Inc.
(4)
The borrower affiliated tenant has executed a lease but has not yet taken occupancy of its leased space. The borrower reported that the tenant plans to sublease the ground floor retail space which sublease is expected to be in place by the end of February 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

246 FIFTH AVENUE

The following table presents the lease rollover schedule at the 246 Fifth Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024 & Thereafter	28,041	100.0	100.0%	1,411,000	100.0	50.32	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	28,041	100.0%		$1,411,000	100.0%	$50.32	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 246 Fifth Avenue Property:

Cash Flow Analysis(1)(2)
	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,411,000	$50.32
Overage Rent	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,411,000	$50.32
Total Reimbursables	432,503	15.42
Other Income	0	0.0
Less Vacancy & Credit Loss	(55,305)	(1.97)
Effective Gross Income	$1,788,198	$63.77

Total Operating Expenses	$468,267	$16.70

Net Operating Income	$1,319,931	$47.07
TI/LC	14,021	0.50
Capital Expenditures	12,912	0.46
Net Cash Flow	$1,292,998	$46.11

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
The 246 Fifth Avenue Property was foreclosed upon in 2012 and was acquired by the borrower sponsor through an REO sale. As such, historical financials are not available. The purchase price, net of a buyer’s premium paid by the borrower sponsor in connection with the acquisition of the 246 Fifth Avenue Property through such REO sale, represented approximately 131% of the outstanding principal balance of the previous loan.

(3)	Underwritten cash flow based on contractual rents as of 12/4/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014. Article 122a imposes a severe capital charge on a securitization position acquired by an EEA credit institution unless, among other conditions, (a) the originator, sponsors or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis. For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) replace Article 122a and, among other things, will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) are to apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions. Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013. Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion. The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis. The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in the majority of the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.